Exhibit 10.1

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

among

HOLLY ENERGY PARTNERS, L.P.,

as Borrower,

THE FINANCIAL INSTITUTIONS

PARTY TO THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT,

as Lenders,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

and

MUFG UNION BANK, N.A.,

as Syndication Agent,

BANK OF AMERICA, N.A., BBVA USA, CITIBANK, N.A.,

SUMITOMO MITSUI BANKING CORPORATION,

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,

and TRUIST BANK,

as Co-Documentation Agents,

WELLS FARGO SECURITIES, LLC,

MUFG UNION BANK, N.A.,

BBVA USA, CITIGROUP GLOBAL MARKETS INC.,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

SUMITOMO MITSUI BANKING CORPORATION,

TD SECURITIES (USA) LLC,

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, and TRUIST BANK,

as Joint Lead Arrangers,

and

WELLS FARGO SECURITIES, LLC and MUFG UNION BANK, N.A.

as Joint Bookrunners

Dated as of April 30, 2021

AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 to Third Amended and Restated Credit Agreement (this “Agreement”) dated as of April 30, 2021 is among Holly Energy Partners, L.P., a Delaware limited partnership (the “Borrower”), the Guarantors (as defined below), the parties hereto that are “Lenders” prior to the effectiveness of this Agreement under and as defined in the Credit Agreement referred to below (the “Continuing Lenders”), certain other financial institutions that have agreed to enter into the Credit Agreement as Lenders (“New Lenders,” and together with the Continuing Lenders, the “Lenders” and individually, a “Lender”), Wells Fargo Bank, National Association, as administrative agent for such Lenders (in such capacity, the “Administrative Agent”) and as an Issuing Bank.

RECITALS

A. The Borrower, the Exiting Lenders (as defined below), the Continuing Lenders, and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of July 27, 2017 (the “Original Credit Agreement,” and as amended hereby and as may be further amended, modified or supplemented from time to time, the “Credit Agreement”).

B. In connection with such Original Credit Agreement, certain Subsidiaries of the Borrower executed and delivered that certain Third Amended and Restated Guaranty dated as of July 27, 2017 (as the same may be amended, modified or supplemented from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined in the Guaranty) pursuant to which they each became a Guarantor.

C. The Borrower has requested that the Continuing Lenders and the New Lenders amend the Original Credit Agreement to make certain changes to the Original Credit Agreement.

THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Terms Defined Above. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.

Section 1.02 Terms Defined in the Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

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Section 1.03 Other Defined Terms. Unless the context otherwise requires, the following term when used in this Agreement shall have the following meaning:

“Exiting Lender” means any Person that is a Lender to the Original Credit Agreement immediately prior to the execution of this Agreement and not a signatory hereto on the Effective Date as a Lender.

Section 1.04 Other Definitional Provisions. The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement. Section, subsection and Schedule references herein are to such Sections, subsections and Schedules to this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the schedules hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or schedules, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

ARTICLE II

NEW LENDER AGREEMENTS

Section 2.01 New Lender Agreements. Each New Lender:

(a) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to become a Lender under the Credit Agreement;

(b) agrees that, from and after the Effective Date (as herein defined), it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, subject to its Commitment, shall have the obligations of a Lender thereunder;

(c) represents and warrants that it is sophisticated with respect to decisions to enter into the Credit Agreement as a Lender and either it, or the person exercising discretion in making its decision to enter into the Credit Agreement, is experienced in making credit decisions as a lender in the type of transaction evidenced by the Credit Agreement;

(d) represents and warrants that it has received a copy of the Credit Agreement and such other Credit Documents it has requested, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.06 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and the Credit Agreement;

(e) represents and warrants that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement;

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(f) whether or not incorporated or formed under the laws of the United States of America or a state thereof, has delivered or shall deliver simultaneously with the execution of this Agreement, any documentation required to be delivered by it as a Lender pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender;

(g) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Continuing Lender or New Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender; and

(h) appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Documents as are delegated to the Administrative Agent thereby, together with such powers and discretion as are reasonably incidental thereto.

ARTICLE III

AMENDMENTS

Section 3.01 Amendments to Original Credit Agreement. (a) The Original Credit Agreement and the Schedules attached thereto are hereby amended as set forth in Exhibit A attached hereto, and (b) Exhibit C (Form of Compliance Certificate) to the Original Credit Agreement is hereby amended as set forth in Exhibit B attached hereto.

ARTICLE IV

AGREEMENTS

Section 4.01 Commitments. Each Lender hereby acknowledges and confirms that, as of the date hereof and after giving effect to this Agreement its respective Commitment is as set forth next to its name on Schedule 1.01(a) attached hereto in Exhibit A. Each New Lender is hereby added to the Credit Agreement as a Lender with a Commitment as provided above.

Section 4.02 Ratable Advances. In connection herewith, on the Effective Date, the Borrower, the Administrative Agent and Lenders shall make adjustments to the outstanding principal amount of the Advances (but not any interest accrued thereon prior to the Effective Date), including the borrowing of additional Advances and/or repayment of outstanding Advances, plus all applicable accrued interest, fees and expenses, as shall be necessary to repay in full all Exiting Lenders’ Advances as of the Effective Date immediately prior to the effectiveness hereof, and to provide for Advances hereunder by each Lender in the amount of its Pro Rata Share of all Advances as of the Effective Date, and each Lender shall be deemed to have made an assignment of its outstanding Advances under the Credit Agreement, and assumed outstanding Advances of other Lenders under the Credit Agreement, as may be necessary to effect the foregoing.

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Section 4.03 Exiting Lenders. On and as of the Effective Date, contemporaneous with repayment in full of each Exiting Lender’s Loans, plus all applicable accrued interest, fees and expenses, each such Exiting Lender shall cease to be a Lender, shall be released from its obligations as a Lender under the Credit Agreement and shall cease to be a party thereto, and the Credit Agreement shall have no further force and effect as to such Exiting Lender, other than such provisions that expressly survive termination of such Exiting Lender’s Commitment. Each of the parties hereto hereby agrees and confirms that after giving effect to Section 2.01 and Section 4.02 of this Agreement, each of the Exiting Lenders’ Commitments shall be $0 or 0%.

Section 4.04 Breakage Costs. Each applicable Lender hereby waives any losses, out-of-pocket costs or expenses incurred by such Lender as a result of any payment of Eurodollar Rate Advances prior to the last day of the Interest Period applicable thereto in connection with the payments to the Exiting Lenders and the reallocation of the Commitments and Advances, in each case effected hereby.

Section 4.05 Fee Letters. On the Effective Date, the Borrower shall pay (a) to the Administrative Agent, Wells Fargo Securities, LLC, MUFG Bank, Ltd. and MUFG Union Bank, N.A. the fees provided for in the Joint Fee Letter, dated as of April 8, 2021, from such parties to the Borrower, and (b) to the Administrative Agent the fees provided for in the Agency Fee Letter, dated as of April 8, 2021, from the Administrative Agent to the Borrower (collectively with the Joint Fee Letter, the “Amendment No. 1 Fee Letters”). On the Effective Date, such fees shall be non-refundable and deemed to be fully earned when paid.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01 Borrower Representations and Warranties. The Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Credit Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation or warranty qualified by “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the partnership power and authority of the Borrower and have been duly authorized by appropriate partnership action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by the Borrower in connection with the execution, delivery and performance of this Agreement by the

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Borrower or the validity and enforceability of this Agreement against the Borrower; and (f) the Liens under the Security Documents are valid and subsisting and secure Borrower’s obligations under the Credit Documents.

Section 5.02 Guarantors’ Representations and Warranties. Each Guarantor represents and warrants that: (a) the representations and warranties of such Guarantor contained in the Guaranty and the representations and warranties contained in the other Credit Documents to which such Guarantor is a party are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; provided that any representation or warranty qualified by “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects; (b) no Default has occurred which is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate or other organizational power and authority of such Guarantor and have been duly authorized by appropriate action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by such Guarantor in connection with the execution, delivery or performance of this Agreement by such Guarantor or the validity and enforceability of this Agreement against such Guarantor; (f) to its knowledge, it has no defenses to the enforcement of the Guaranty (other than the indefeasible payment in full of the Obligations); and (g) the Liens under the Security Documents to which such Guarantor is a party are valid and subsisting and secure such Guarantor’s obligations under the Credit Documents.

ARTICLE VI

CONDITIONS

The Original Credit Agreement shall be amended as provided herein, upon the date all of the following conditions precedent have been met, each in form and substance reasonably satisfactory to the Administrative Agent and the Lenders (the “Effective Date”):

Section 6.01 Documents. The Administrative Agent shall have received each of the following:

(a) this Agreement duly and validly executed and delivered by the Borrower, the Guarantors, the Administrative Agent and the Lenders;

(b) if requested by any Lender, a replacement Note, in the case of Continuing Lenders, or a new Note, in the case of New Lenders, in each case, in the amount of their respective Commitment after giving effect to this Agreement;

(c) amendments to or reaffirmations of the Security Documents and amendments to the Mortgages reasonably requested by the Administrative Agent;

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(d) appropriate UCC-1 or UCC-3 Financing Statements, if any, covering the Collateral for filing with the appropriate authorities;

(e) a certificate dated as of the Effective Date from a Responsible Officer stating that (A) all representations and warranties of the Borrower set forth in this Agreement and each of the other Credit Documents to which it is a party are true and correct in all material respects; and (B) no Default has occurred and is continuing;

(f) updated certificates of insurance naming the Administrative Agent as loss payee or additional insured, as applicable, evidencing insurance which meets the requirements of this Agreement and the Security Documents;

(g) an omnibus certificate of the secretary or assistant secretary or other Responsible Officer of the Ultimate General Partner certifying as of the Effective Date (A) the existence of the Borrower, the General Partner, the Ultimate General Partner and each Guarantor, (B) the organizational documents of the Borrower, the General Partner, the Ultimate General Partner and each Guarantor, (C) the resolutions of the governing body of the Ultimate General Partner or such Guarantor, as applicable, approving this Agreement and the other Credit Documents to which the Borrower or such Guarantor is a party, and the related transactions, and (D) all documents evidencing other necessary corporate, partnership or limited liability company action, if any, with respect to this Agreement and the other Credit Documents executed and delivered on or before the date hereof;

(h) an omnibus certificate of a Secretary or an Assistant Secretary or other Responsible Officer of the Ultimate General Partner dated as of the Effective Date certifying the names and true signatures of (A) the officers of the Ultimate General Partner authorized to sign this Agreement, the Notes (if any), the Notices of Borrowing and the other Credit Documents on behalf of the General Partner in its capacity as general partner of the Borrower, and (B) the officers of each Guarantor authorized to sign the Credit Documents to which such Guarantor is a party on behalf of such Guarantor;

(i) certificates of good standing, existence, and authority for the Borrower, the General Partner, the Ultimate General Partner, and each of the Guarantors from each of (A) the states in which the Borrower, the General Partner, the Ultimate General Partner, and each of the Guarantors is organized and (B) the jurisdictions in which a Mortgage has been filed with respect to such Person’s real property to the extent such Person is required to be qualified in such jurisdiction;

(j) favorable opinions of Vinson & Elkins L.L.P., outside Texas counsel to the Borrower dated as of the Effective Date and in a form reasonably acceptable to the Administrative Agent and covering the Borrower and the Guarantors;

(k) the Financial Statements and the other financial statements or information described in Section 4.05 of the Credit Agreement;

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(l) documentation and other information required or requested by the Lenders at least seven (7) Business Days prior to the Effective Date that is required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the Patriot Act and the Beneficial Ownership Regulations not later than three (3) Business Days prior to the Effective Date; and

(m) such other documents and agreements as the Administrative Agent may reasonably request.

Section 6.02 No Material Adverse Effect. Since December 31, 2020, no event or events has occurred which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

Section 6.03 No Material Litigation. As of the Effective Date, no material legal or regulatory action or proceeding has commenced and is continuing against the Borrower or any Guarantor, in each case as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

Section 6.04 Fees and Expenses. The Borrower shall have paid or reimbursed the Administrative Agent for (a) all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of the Administrative Agent’s outside legal counsel, in each case, pursuant to all invoices of the Administrative Agent and/or such counsel presented to the Borrower for payment not less than three (3) Business Days prior to the Effective Date, and (b) all fees required to be paid under the Amendment No. 1 Fee Letters.

Section 6.05 Lender’s Liens. The Administrative Agent shall have received satisfactory evidence that the Liens granted to it under the Security Documents are, or will concurrent with the filing thereof, be Acceptable Security Interests and that all actions (including the obtaining of any third-party consents to the granting of such Liens that are necessary or desirable but only to the extent required hereunder) or filings necessary to protect, preserve and validly perfect such Liens have been made, taken or obtained, as the case may be, and are in full force and effect.

Section 6.06 Security Interests. Subject to the Third Party Consent Limitation and the Material Collateral Threshold, the Administrative Agent shall be satisfied that the Security Documents encumber substantially all of such real property interests held by the Borrower and its Subsidiaries as the Administrative Agent may require.

Section 6.07 Due Diligence. The Arrangers shall be satisfied in their reasonable discretion with their due diligence analysis and review of the assets, liabilities, business, operations, condition (financial or otherwise) and properties of the Borrower, the Guarantors and their owners. The Borrower and the Guarantors shall have provided true, correct, and complete copies of all Material Contracts by which such Persons are bound or to which such Persons are a

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party as of the date of this Agreement to the Administrative Agent to the extent not previously provided, and the Administrative Agent shall be satisfied in its sole reasonable discretion with its review thereof.

Section 6.08 Consents, Licenses, and Approvals. The Administrative Agent shall have received true copies (certified to be such by the Borrower or other appropriate party) of all consents, licenses, and approvals, if any, required in accordance with applicable law, or in accordance with any document, agreement, instrument, or arrangement to which the Borrower or any of its Subsidiaries is a party (other than any real property interest that is subject to the Third Party Consent Limitation and other agreements, the breach of which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect), in connection with the execution, delivery, performance, validity and enforceability of this Agreement and the other Credit Documents. In addition, the Borrower, the Excluded Subsidiaries, and their respective Subsidiaries shall have all such material consents, licenses and approvals required in connection with the continued operation of such Persons and, as to the Borrower and its Subsidiaries, the performance of the Obligations except for any real property interest that is subject to the Third Party Consent Limitation and except where the failure to have any of such material consents, licenses and approvals, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 6.09 No Default. No Default shall have occurred and be continuing as of the Effective Date or will result from the transactions contemplated hereby.

Section 6.10 Representations and Warranties. The representations and warranties made by the Borrower and the Guarantors contained in Article V hereof, Article IV of the Credit Agreement and in each of the other Credit Documents are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Agreement, as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

ARTICLE VII

POST-CLOSING COVENANT

Section 7.01 Post-Closing Covenant. Within 10 days after the Effective Date (or such later date as the Administrative Agent may reasonably agree), the Borrower will deliver favorable opinions of local counsel in Oklahoma and Wyoming reasonably acceptable to the Administrative Agent and the Borrower with respect to certain Mortgages filed in such jurisdiction as amended and supplemented through the Effective Date, in each case dated as of the Effective Date and in a form reasonably acceptable to the Administrative Agent and covering the mortgagor under such Mortgage.

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ARTICLE VIII

MISCELLANEOUS

Section 8.01 Effect on Credit Documents; Acknowledgements.

(a) Each of the Borrower, the Guarantors, the Administrative Agent, the Issuing Banks, and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement and each other Credit Document, as amended hereby, and acknowledges and agrees that the Credit Agreement and each other Credit Document, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement and the other Credit Documents are not impaired in any respect by this Agreement.

(b) From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean such Credit Agreement and such Credit Documents as amended by this Agreement.

(c) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement, subject to all applicable cure or grace periods provided for under the Credit Agreement.

Section 8.02 Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Credit Documents (other than the Guaranty or any other Credit Document to which such Guarantor is a party).

Section 8.03 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature or other electronic transmission and all such signatures shall be effective as originals.

Section 8.04 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

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Section 8.05 Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 8.06 Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by, construed and enforced in accordance with the laws of the State of Texas. Without limiting the intent of the parties set forth above, (a) Texas Finance Code Chapter 346 (which regulates certain revolving loan accounts and revolving tri-party accounts), shall not apply to this Agreement or the transactions contemplated hereby and (b) to the extent that any Lender may be subject to Texas law limiting the amount of interest payable for its account, such Lender shall utilize the indicated (weekly) rate ceiling from time to time in effect as provided under Texas Finance Code, §303.002, as limited by Texas Finance Code §303.009.

Section 8.07 Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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EXECUTED to be effective as of the date first above written.

BORROWER:

HOLLY ENERGY PARTNERS, L.P.,
a Delaware limited partnership

By:	HEP Logistics Holdings, L.P.,
its sole general partner

By	Holly Logistic Services, L.L.C.,
its sole general partner

By:	/s/ John Harrison
Name:	John Harrison
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature Page

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GUARANTORS:

HOLLY ENERGY HOLDINGS LLC, a Delaware limited liability company

By:	Holly Energy Partners, L.P., a Delaware limited partnership, its sole member

By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its general partner

By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its general partner

By:	/s/ John Harrison
	Name:	John Harrison
	Title:	Senior Vice President, Chief Financial
Officer and Treasurer

HOLLY ENERGY PARTNERS - OPERATING, L.P., a Delaware limited partnership

By:	HEP Logistics GP, L.L.C., a Delaware limited liability company, its general partner

By:	Holly Energy Partners, L.P., a Delaware limited partnership, its sole member

By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its general partner

By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its general partner

By:	/s/ John Harrison
Name:	John Harrison
Title:	Senior Vice President, Chief Financial
Officer and Treasurer

[Signature pages continue.]

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HEP PIPELINE GP, L.L.C., a Delaware limited liability company

HEP REFINING GP, L.L.C., a Delaware limited liability company

HEP MOUNTAIN HOME, L.L.C., a Delaware limited liability company

HEP PIPELINE, L.L.C., a Delaware limited liability company

HEP REFINING, L.L.C., a Delaware limited liability company

HEP WOODS CROSS, L.L.C., a Delaware limited liability company

LOVINGTON-ARTESIA, L.L.C., a Delaware limited liability company

SLC PIPELINE, LLC, a Delaware limited liability company

HEP TULSA, LLC, a Delaware limited liability company

ROADRUNNER PIPELINE, L.L.C., a Delaware limited liability company

CHEYENNE LOGISTICS LLC, a Delaware limited liability company

EL DORADO LOGISTICS LLC, a Delaware limited liability company

HEP EL DORADO LLC, a Delaware limited liability company

FRONTIER ASPEN LLC, a Delaware limited liability company

EL DORADO OPERATING LLC, a Delaware limited liability company

EL DORADO OSAGE LLC, a Delaware limited liability company

HEP CHEYENNE LLC, a Delaware limited liability company

WOODS CROSS OPERATING LLC, a Delaware limited liability company

HEP CUSHING LLC, a Delaware limited liability company

HEP OKLAHOMA LLC, a Delaware limited liability company

Each by:	Holly Energy Holdings LLC, a
Delaware limited liability company, its sole member

	By:	Holly Energy Partners, L.P., a Delaware limited partnership, its sole member

	By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its general partner

	By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its general partner

	By:	/s/ John Harrison
	Name:	John Harrison
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

[Signature pages continue.]

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HEP NAVAJO SOUTHERN, L.P., a Delaware limited partnership
HEP PIPELINE ASSETS, LIMITED PARTNERSHIP, a Delaware limited partnership
HEP FIN-TEX/TRUST-RIVER, L.P., a Texas limited partnership

Each by:	HEP Pipeline GP, L.L.C., a Delaware limited
liability company, its general partner

	By:	Holly Energy Holdings LLC, a Delaware limited liability company, its sole member

	By:	Holly Energy Partners, L.P., a Delaware limited partnership, its sole member

	By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its general partner

	By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its general partner

	By:	/s/ John Harrison
	Name:	John Harrison
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

[Signature pages continue.]

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HEP REFINING ASSETS, L.P., a Delaware limited partnership

By:	HEP Refining GP, L.L.C., a Delaware limited liability company, its general partner

By:	Holly Energy Holdings LLC, a Delaware limited liability company, its sole member

By:	Holly Energy Partners, L.P., a Delaware limited partnership, its sole member

By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its general partner

By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its general partner

By:	/s/ John Harrison
Name:	John Harrison
Title:	Senior Vice President, Chief Financial
Officer and Treasurer

HEP LOGISTICS GP, L.L.C., a Delaware limited liability company

By:	Holly Energy Partners, L.P., a Delaware limited partnership, its sole member

By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its general partner

By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its general partner

By:	/s/ John Harrison
Name:	John Harrison
Title:	Senior Vice President, Chief Financial
Officer and Treasurer

[Signature pages continue.]

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HOLLY ENERGY FINANCE CORP., a Delaware corporation

By:	/s/ John Harrison
Name:	John Harrison
Title:	Senior Vice President, Chief Financial Officer and Treasurer

HOLLY ENERGY STORAGE - LOVINGTON LLC, a Delaware limited liability company

	By:	HEP Refining, L.L.C., a Delaware limited liability company, its sole member

	By:	Holly Energy Holdings LLC, a Delaware limited liability company, its sole member

	By:	Holly Energy Partners, L.P., a Delaware limited partnership, its sole member

	By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its general partner

	By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its general partner

	By:	/s/ John Harrison
	Name:	John Harrison
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

HEP UNEV HOLDINGS LLC, a Delaware limited liability company
HEP UNEV PIPELINE LLC, a Delaware limited liability company

By:	/s/ John Harrison
Name:	John Harrison
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature Page

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Administrative Agent

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Vice President

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender and an Issuing Bank

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Vice President

Signature Page

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

MUFG UNION BANK, N.A., as a Lender and Syndication Agent

By:	/s/ Anastasiya Bykov
Name:	Anastasiya Bykov
Title:	Authorized Signatory

Signature Page

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender and a Co-Documentation Agent

By:	/s/ Alia Qaddumi
Name:	Alia Qaddumi
Title:	Director

Signature Page

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

BBVA USA,
as a Lender and a Co-Documentation Agent

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

Signature Page

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

CITIBANK, N.A.,
as a Lender and a Co-Documentation Agent

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

Signature Page

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender and a Co-Documentation Agent

By:	/s/ Michael Maguire
Name:	Michael Maguire
Title:	Managing Director

Signature Page

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

THE TORONTO-DOMINION BANK,
NEW YORK BRANCH,
as a Lender and a Co-Documentation Agent

By:	/s/ Maria Macchiaroli
Name:	Maria Macchiaroli
Title:	Authorized Signatory

Signature Page

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

TRUIST BANK, as a Lender and a Co-Documentation Agent

By:	/s/ Samantha Sanford
Name:	Samantha Sanford
Title:	Vice President

Signature Page

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender and a Co-Documentation Agent

By:	/s/ Robert Donovan Crandall
Name:	Robert Donovan Crandall
Title:	Managing Director

Signature Page

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

BNP PARIBAS, as a Lender

By:	/s/ Joseph Onischuk
Name:	Joseph Onischuk
Title:	Managing Director

By:	/s/ Nicolas Anberree
Name:	Nicolas Anberree
Title:	Director

Signature Page

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

CITIZENS BANK NA, as a Lender

By:	/s/ John Corley
Name:	John Corley
Title:	Director

Signature Page

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

FIFTH THIRD BANK, as a Lender

By:	/s/ Larry Hayes
Name:	Larry Hayes
Title:	Executive Director

Signature Page

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ William S. Rogers
Name:	William S. Rogers
Title:	Senior Vice President

Signature Page

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G Dennis
Name:	Sydney G Dennis
Title:	Director

Signature Page

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

CIT BANK, N.A., as a Lender

By:	/s/ Stewart McLeod
Name:	Stewart McLeod
Title:	Director

Signature Page

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

COMERICA BANK, as a Lender

By:	/s/ Gerald R. Finney Jr.
Name:	Gerald R. Finney Jr.
Title:	Vice President

Signature Page

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jacob Elder
Name:	Jacob Elder
Title:	Authorized Signatory

Signature Page

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

Exhibit A

Credit Agreement

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

Exhibit B

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

FOR THE PERIOD FROM                     , 20         TO                     , 20

This certificate dated as of                                 ,                      is prepared pursuant to the Third Amended and Restated Credit Agreement dated as of July 27, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among HOLLY ENERGY PARTNERS, L.P., a Delaware limited partnership (“Borrower”), the lenders party thereto (the “Lenders”), the Lenders issuing letters of credit thereunder from time to time (the “Issuing Banks”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for such Lenders and Issuing Banks (in such capacity, the “Administrative Agent”). Unless otherwise defined in this certificate, capitalized terms that are defined in the Credit Agreement shall have the meanings assigned to them by the Credit Agreement.

The undersigned hereby certifies (a) that no Default or Event of Default has occurred or is continuing, (b) that all of the representations and warranties made by the Borrower and the Guarantors contained in the Credit Agreement and in each of the other Credit Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (c) that as of the last day of the previous fiscal quarter, the following statements, amounts, and calculations were true and correct:

I.	Section 6.10 Total Leverage Ratio:

	(a) (i)	Consolidated Funded Debt	$

	(ii)	unrestricted cash and Liquid Investments ($50,000,000 cap)	$

	(iii)	(a)(i) minus (a)(ii)	$

	(b) Consolidated Net Income [1]		$

	(c) Less Equity in earnings[2]		$

	(d) Interest Expense [3]		$

[1]

The Consolidated Net Income of the Borrower, its Subsidiaries and the Holdco Entities, as determined in accordance with GAAP consistently applied, excluding, however, any net gain or loss from extraordinary or non-recurring items (including, but not limit to, any net gain or loss during such period arising from the sale, exchange or other disposition of capital assets other than in the ordinary course of business).

[2]	Equity in earnings from any Excluded Subsidiary owned by the Borrower, its Subsidiaries or any Holdco Entity shall be deducted from Consolidated Net Income.
[3]

For the Borrower, its Subsidiaries and the Holdco Entities determined on a Consolidated basis, for any period, the total interest, letter of credit fees, and other fees incurred in connection with any Debt for such period, whether paid or accrued, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing net of any interest income for such period, all as determined in conformity with GAAP.

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

(e)	taxes, depreciation, amortization, and other non-cash items	$

(f)	any net change in deferred revenue related to the satisfaction by counterparty of a minimum revenue commitment obligation	$

(g)

amounts received by the Borrower or any of its Subsidiaries (including the Holdco Entities but excluding any Excluded Subsidiary) as distributions from the Excluded Subsidiaries and any joint venture directly or indirectly owned by the Borrower (cap of 40% of EBITDA before including such distributions)

$

(h)	transaction expenses directly related to the transactions	$

(i)

any charges or expenses (other than depreciation or amortization expense) directly incurred in connection with any Acquisition, Investment or disposition permitted by the Credit Agreement (cap of 5% of EBITDA without giving effect to this clause (i))

$

(j)	any recurring interest income directly related to pipeline tariffs not included in revenues due to impacts from lease accounting, as determined in accordance with GAAP	$

(k)	any recurring interest expense directly related to pipeline lease payments not included in operating expenses due to impacts from lease accounting, in each case, as determined in accordance with GAAP	$

(l)

any net change from extraordinary, unusual or non-recurring items, including losses on early extinguishment of debt, goodwill or long-lived asset impairments, gains or losses on sale-type leases, and gains or losses on business insurance settlements, in each case, as determined in accordance with GAAP

$

(m)	EBITDA[4] = (b)+(c)+(d)[5]+(e)[6]+/-(f)+(g)+(h)+(i)+(j)-(k) +/-(l)	$

[4]	Calculate EBITDA for the four fiscal quarter period then ended.
[5]	To the extent deducted in determining Consolidated Net Income.
[6]	To the extent deducted in determining Consolidated Net Income.

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

	(n)	Pro Forma EBITDA from Acquisitions and Capital Expansion Projects	$

	(o)	Total pro forma EBITDA = (l) + (m)	$

Total Leverage Ratio = (a)(iii) divided by (n)

	Maximum Total Leverage Ratio (or, during a Qualifying Acquisition Period)		5.25 to 1.00[7] [5.50 to 1.00]

	Compliance		Yes No

II.	Section 6.11 If prior to the Investment Grade Date, Senior Leverage Ratio:

	(a)	Consolidated Senior Debt[8]	$

	(b)	Total Pro Forma EBITDA (line I(n))	$

Senior Leverage Ratio = (a) divided by (b)

	Maximum Senior Leverage Ratio (or during a Qualifying Acquisition Period)		3.75 to 1.00 [4.00 to 1.00]

	Compliance		Yes No

III.	Section 6.12 If prior to the Investment Grade Date, Interest Coverage Ratio:

	(a)	Total Pro Forma EBITDA (see I(n) above)

	(b)	Interest Expense[9],[10]

	(c)	Pro Forma Interest Expense from Acquisitions and Capital Expense Projects

[7]	After the Investment Grade Date, the Maximum Total Leverage Ratio shall be 5.00 to 1.00.
[8]

For the Borrower, its Subsidiaries and the Holdco Entities on a Consolidated basis, without duplication, as of the end of any fiscal quarter, the Funded Debt for the Borrower, its Subsidiaries and the Holdco Entities on a Consolidated basis minus any unsecured Funded Debt, in each case as of the end of such fiscal quarter.

[9]

For the Borrower, its Subsidiaries and the Holdco Entities determined on a Consolidated basis, the total interest, letter of credit fees, and other fees incurred in connection with any Debt for such period, whether paid or accrued, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing net of any interest income for such period, all as determined in conformity with GAAP. To the extent that the EBITDA included in the calculation of the Interest Coverage Ratio for any period shall include pro forma amounts in connection with the Acquisition of any Person during such period, the Interest Expense shall also include pro forma amounts with respect to any Debt incurred or assumed by the Borrower, any of its Subsidiaries or any of the Holdco Entities in connection with the Acquisition of such Person.

[10]	Calculate the Interest Expense for the four fiscal quarter period then ended on a net basis.

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

(d) Total Pro Forma Interest Expense = (b) + (c)

Interest Coverage Ratio = (a) divided by (d)

Minimum Interest Coverage Ratio	2.50 to 1.00

Compliance	Yes No

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

IN WITNESS THEREOF, I have hereto signed my name to this Compliance Certificate as of                 , 20        .

HOLLY ENERGY PARTNERS, L.P., a Delaware limited partnership

By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its general partner

By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its general partner

By:
Name:
Title:

Amendment No. 1

Holly Energy Partners, L.P.

Credit Agreement

CONFORMED COPY THROUGH AMENDMENT NO. 1 DATED APRIL 30, 2021

Unlisted CUSIP Number: 43576UAA5

Revolving Credit CUSIP Number: 43576UAB3

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

among

HOLLY ENERGY PARTNERS, L.P.,

as Borrower,

THE FINANCIAL INSTITUTIONS

PARTY TO THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT,

as Lenders,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

and

MUFG UNION BANK, N.A.,

as Syndication Agent,

BANK OF AMERICA, N.A., BBVA USA, CITIBANK, N.A.,

SUMITOMO MITSUI BANKING CORPORATION,

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,

and TRUIST BANK,

as Co-Documentation Agents,

WELLS FARGO SECURITIES, LLC,

MUFG UNION BANK, N.A.,

BBVA USA, CITIGROUP GLOBAL MARKETS INC.,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

SUMITOMO MITSUI BANKING CORPORATION,

TD SECURITIES (USA) LLC,

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, and TRUIST BANK,

as Joint Lead Arrangers,

and

WELLS FARGO SECURITIES, LLC and MUFG UNION BANK, N.A.

as Joint Bookrunners

Dated as of July 27, 2017

-i-

-ii-

-iii-

-iv-

-v-

EXHIBITS:

Exhibit A	-	Form of Assignment and Acceptance
Exhibit B	-	Form of Commitment Increase Agreement
Exhibit C	-	Form of Compliance Certificate
Exhibit D	-	Form of Second Amended and Restated Guaranty
Exhibit E	-	Form of Mortgage
Exhibit F	-	Form of New Lender Agreement
Exhibit G	-	Form of Note
Exhibit H	-	Form of Notice of Borrowing
Exhibit I	-	Form of Notice of Conversion or Continuation
Exhibit J	-	Form of Second Amended and Restated Pledge Agreement
Exhibit K	-	Form of Second Amended and Restated Security Agreement

SCHEDULES:

Schedule 1.01(a)	-	Commitments
Schedule 1.01(b)	-	Notice Addresses of Borrower and Administrative Agent
Schedule 1.01(c)	-	Excluded Property
Schedule 1.01(d)	-	Guarantors
Schedule 4.01	-	Subsidiaries
Schedule 4.07	-	Litigation
Schedule 4.13	-	Defaults
Schedule 4.16	-	Transmitting Utilities
Schedule 4.18(a)	-	Complaints –Interstate Pipelines
Schedule 4.18(b)	-	Complaints – Texas Intrastate Pipelines
Schedule 6.01	-	Existing Liens
Schedule 6.02	-	Existing Debt
Schedule 6.06	-	Existing Investments
Schedule 6.07	-	Affiliate Transactions

vi

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of July 27, 2017 (as amended by Amendment No. 1 to Third Amended and Restated Credit Agreement dated as of the Amendment No. 1 Closing Date), among HOLLY ENERGY PARTNERS, L.P., a Delaware limited partnership, as Borrower (as defined below), WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent (as defined below), MUFG UNION BANK, N.A., as Syndication Agent, BANK OF AMERICA, N.A., BBVA USA, CITIBANK, N.A., SUMITOMO MITSUI BANKING CORPORATION, THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, THE TORONTO-DOMINION BANK, NEW YORK BRANCH, and TRUIST BANK, as Co-Documentation Agents, and each of the Lenders (as defined below).

RECITALS

A. Operating, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (the “Existing Lenders”) are parties to that certain Second Amended and Restated Credit Agreement dated as of February 14, 2011 (as heretofore amended, the “Prior Credit Agreement”), which amended and restated that certain Amended and Restated Credit Agreement dated as of August 27, 2007, as amended, which amended and restated that certain Credit Agreement dated as of July 7, 2004, as amended, pursuant to which the Existing Lenders provided certain loans and extensions of credit to Operating. All “Obligations” (as defined in the Prior Credit Agreement) arising pursuant to the Prior Credit Agreement are hereinafter referred to as the “Existing Indebtedness”.

B. In order to secure the full and punctual payment and performance of the obligations under the Prior Credit Agreement and other Credit Documents (as defined in the Prior Credit Agreement), the Borrower and the Guarantors executed and delivered mortgages, deeds of trust, collateral assignments, security agreements, pledge agreements and financing statements (collectively, the “Existing Security Documents”) confirming the prior grant of, or granting, a mortgage lien and continuing security interest in and to the collateral described in such Existing Security Documents.

C. The Borrower previously guaranteed all obligations and indebtedness of Operating under the Prior Credit Agreement and has assumed all obligations and indebtedness of Operating under the Prior Credit Agreement and other Existing Credit Documents (as defined below) pursuant to that certain Assumption, Ratification and Confirmation Agreement of even date herewith by the Borrower in favor of the administrative agent and the Existing Lenders under the Prior Credit Agreement.

D. The Borrower has requested certain amendments to the Prior Credit Agreement and the Administrative Agent and the Lenders have agreed to amend and restate in its entirety the Prior Credit Agreement on the terms and conditions set forth herein, to renew and rearrange the indebtedness outstanding under the Prior Credit Agreement (but not to repay or pay off any such indebtedness).

E. The Borrower, the Administrative Agent, the Issuing Banks and the Lenders desire to amend and restate (but not extinguish) the Prior Credit Agreement in its entirety as hereinafter set forth through the execution of this Agreement.

F. In consideration of the premises and the agreements, provisions and covenants herein contained, the Borrower, the Administrative Agent, the Issuing Banks, and the Lenders do hereby agree that the Prior Credit Agreement is amended and restated (but not substituted or extinguished) in its entirety as set forth herein. It is the intention of the Borrower, the Lenders, the Issuing Banks and the Administrative Agent that this Agreement supersede and replace the Prior Credit Agreement in its entirety; provided, that,

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

(a) such amendment and restatement shall operate to renew, amend and modify the rights and obligations of the parties under the Prior Credit Agreement, as applicable and as provided herein, but shall not effect a novation thereof, (b) unless otherwise provided for herein and evidenced by a separate written agreement, amendment or release, no other Credit Document, as defined in, and executed and/or delivered pursuant to the terms of, the Prior Credit Agreement (collectively, the “Existing Credit Documents”) shall be amended, terminated or released in any respect and all of such other Existing Credit Documents shall remain in full force and effect except that the Borrower and the Lenders agree that by executing this Agreement the definition of “Credit Agreement” contained in such Existing Credit Documents shall be amended to include this Agreement and all future amendments hereto and restatements hereof, and (c) the Liens securing the Obligations under and as defined in the Prior Credit Agreement and granted pursuant to the Existing Credit Documents and the liabilities and obligations of the Borrower shall not be extinguished, but shall be carried forward, and such Liens shall secure such Obligations, in each case, as renewed, amended, restated and modified hereby.

G. Contemporaneous with the amendment and restatement of the Prior Credit Agreement pursuant to the preceding paragraph, (a) each Lender shall have the Commitment set forth in Schedule 1.01(a) hereto, and (b) each Lender whose previously funded Advances are less than its new Pro Rata Share (after giving effect to the amendment and restatement) of Advances shall remit to the Administrative Agent for the benefit of the other Lenders entitled thereto an amount equal to such deficiency which shall be allocated to the Lenders entitled thereto by the Administrative Agent.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree that the Prior Credit Agreement is amended and restated in its entirety to read as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

Section 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (unless otherwise indicated, such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Acceptable Security Interest” in any Property means a Lien which (a) exists in favor of the Administrative Agent for its benefit and the ratable benefit of the Lenders, (b) is superior to all other Liens, except Permitted Liens, (c) secures the Obligations, and (d) is perfected and enforceable.

“Acceptable Survey” means an “as-built” survey (a) reasonably acceptable to the Administrative Agent, (b) prepared in accordance with the “Minimum Standard Detail Requirements and Classifications for ALTA/ACSM Land Title Surveys” as adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 2016, depicting such items from the Table A thereto as may be reasonably requested by the Administrative Agent, and (c) certified to the Administrative Agent and the Lenders bearing a form of certification reasonably acceptable to the Administrative Agent.

“Acceptable Title Commitment” means a written commitment to insure the Borrower’s or the applicable Borrower’s Subsidiary’s or the applicable Holdco Entity’s title to and ownership of, and the Administrative Agent’s Acceptable Security Interest in, the property described therein in an amount reasonably acceptable to the Administrative Agent and which: (a) is from a title insurance company acceptable to the Administrative Agent in its sole reasonable discretion, (b) sets out such title insurance company’s commitment to insure all rights appurtenant to the property arising in instruments benefiting the property, (c) commits to issue an ALTA extended coverage loan policy in the 2006 form, if available, and (d) commits to issue such endorsements for the benefit of the Administrative Agent and the Lenders as the Administrative Agent may reasonably request.

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

“Acquisition” means the direct or indirect purchase or acquisition, whether in one or more related transactions, of (a) any Person or group of Persons or (b) any assets, liabilities, or securities of any Person or group of Persons.

“Administrative Agent” means Wells Fargo in its capacity as administrative agent pursuant to Article VIII and any successor administrative agent pursuant to Section 8.06.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Advance” means an advance by a Lender to the Borrower under such Lender’s Commitment pursuant to Section 2.01(a) as part of a Borrowing and refers to an Alternate Base Rate Advance or a Eurodollar Rate Advance.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person or any Subsidiary of such Person. The term “control” (including the terms “controlled by” or “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of Voting Securities, by contract or otherwise.

“Agent-Related Persons” means the Administrative Agent, together with its Affiliates (including, in the case of Wells Fargo, in its capacity as the Administrative Agent, and each Arranger, in its capacity as an Arranger), and the officers, directors, employees, agents, trustees, advisors and attorneys-in-fact of such Persons and Affiliates.

“Agreement” means this Third Amended and Restated Credit Agreement dated as of July 27, 2017 among the Borrower, the Lenders, the Issuing Banks and the Administrative Agent, as it may be amended, modified, restated, renewed, extended, increased or supplemented from time-to-time.

“Alternate Base Rate” means, for any day, the fluctuating rate per annum of interest equal to the highest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus one half percent (0.5%), and (c) the Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus one percent (1.0%); provided that, for the avoidance of doubt, (i) if the Alternate Base Rate is determined using the Eurodollar Rate in clause (c) above, the appropriate margin set forth in the pricing grid in the definition of “Applicable Margin” under the Alternate Base Rate column will be added to the amount calculated pursuant to clause (c) above for purposes of calculating interest accruing on each Alternate Base Rate Advance and (ii) the Eurodollar Rate for any day shall be based on the interest rate per annum reported by Bloomberg L.P. in its index of rates (or any successor thereto) providing quotations of interest rates applicable to Dollar deposits in the London interbank market at approximately 11:00 a.m. (London, England time) on such day; provided, if the Eurodollar Rate determined as provided in this definition would be less than 0.00% per annum, then such Eurodollar Rate shall be deemed to be 0.00% per annum. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or the Eurodollar Rate, respectively.

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

“Alternate Base Rate Advance” means an Advance which bears interest as provided in Section 2.07(a).

“Amendment No. 1 Closing Date” means April 30, 2021.

“Amendment No. 1 Fee Letters” has the meaning specified in Amendment No. 1 to Third Amended and Restated Credit Agreement, dated the Amendment No. 1 Closing Date, by and among the Borrower, the Guarantors, the Administrative Agent, the Lenders party thereto and each other Person party thereto.

“Announcements” has the meaning specified in Section 1.06.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction from time to time concerning or relating to bribery or corruption, including the FCPA and the U.K. Bribery Act 2010 and the rules and regulations thereunder.

“Anti-Terrorism Law” means any Legal Requirement related to money laundering or financing terrorism including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (“USA PATRIOT Act”) of 2001 (Title III of Pub. L. 107-56), The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act”, 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959), the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) and Executive Order 13224 (effective September 24, 2001).

“Applicable Lending Office” means, with respect to each Lender, such Lender’s Domestic Lending Office in the case of an Alternate Base Rate Advance and such Lender’s Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

“Applicable Margin” means, (a) as of any date of determination prior to the Investment Grade Date, the following percentages determined as a function of the Borrower’s Total Leverage Ratio:

Total Leverage Ratio	Eurodollar Rate Advances	Alternate Base Rate Advances	Commitment Fees	Letter of Credit Fees
> 4.75	2.75%	1.75%	0.500%	2.75%
≤ 4.75 but > 4.25	2.50%	1.50%	0.450%	2.50%
≤ 4.25 but > 3.75	2.25%	1.25%	0.400%	2.25%
≤ 3.75 but > 3.25	2.00%	1.00%	0.350%	2.00%
≤ 3.25	1.75%	0.75%	0.300%	1.75%

For purposes of determining the Applicable Margin in accordance with this clause (a), the Total Leverage Ratio shall be determined from the financial statements of the Borrower and its Subsidiaries most recently delivered pursuant to Section 5.06(b) or Section 5.06(c), as the case may be, and certified to by a Responsible Officer in accordance with such Sections. Any change in the Applicable Margin determined pursuant to this clause (a) shall be effective the day after the date of delivery of the financial statements pursuant to Section 5.06(b) or Section 5.06(c), as the case may be, and receipt by the Administrative Agent of the Compliance Certificate required by such Sections. If the Borrower fails to deliver any financial statements within the times specified in Section 5.06(b) or 5.06(c) prior to an Investment Grade Date, as

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

the case may be, such ratio shall be deemed to be greater than 4.75 to 1.00 from the day after the date such financial statements should have been delivered until the Borrower delivers such financial statements and the accompanying Compliance Certificate to the Administrative Agent.

(b) as of any date of determination on or after the Investment Grade Date, the following percentages determined as a function of the Borrower’s Debt Rating:

Level	Debt Rating of S&P (or then equivalent rating)	Debt Rating of Moody’s (or then equivalent rating)	Alternate Base rate Advances	Eurodollar Rate Advances	Commitment Fees	Letter of Credit Fees
I	BBB+	Baa1	0.25%	1.25%	0.150%	1.25%
II	BBB	Baa2	0.375%	1.375%	0.175%	1.375%
III	BBB-	Baa3	0.625%	1.625%	0.225%	1.625%
IV	BB+	Ba1	0.875%	1.875%	0.275%	1.875%
V	BB or lower	Ba2 or lower	1.125%	2.125%	0.350%	2.125%

Ratings in the grid provided for in clause (b) above are based on the Debt Ratings assigned by S&P and Moody’s (collectively, the “Rating Agencies”). “Debt Rating” means, with respect to either Rating Agency, the rating assigned by such Rating Agency to the senior, unsecured, long-term indebtedness for borrowed money of the Borrower that is not guaranteed by any other person or subject to any other credit enhancement.

If at any time the Debt Rating assigned by one of the Rating Agencies is in a rating level which is one rating level higher (with the rating for Level I being the highest and the rating for Level V being the lowest) than the Debt Rating assigned by the other Rating Agency, then the Applicable Margin shall be determined by reference to the rates per annum opposite the higher of the Debt Ratings so assigned, and if the Debt Rating so assigned is in a rating level which is more than one rating level higher than the Debt Rating assigned by the other, then the Applicable Margin shall be determined by reference to the level next below that of the higher of the two ratings. If at any time only one of S&P and Moody’s has in effect a Debt Rating (other than by reason of the circumstances referred to in the last sentence of this definition), then the Applicable Margin shall be determined by reference to the rates per annum set forth in the rating level for the single available Debt Rating. If at any time neither S&P nor Moody’s has in effect a Debt Rating (other than by reason of the circumstances referred to in the last sentence of this definition), then the Applicable Margin shall be determined by reference to the rates per annum set forth in Level V above. If the rating system of any Rating Agency shall change, or if any Rating Agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin shall be determined by reference to the rating most recently in effect prior to such change or cessation.

“Approved Affiliate” means an Affiliate of a Lender engaged in making, purchasing, holding and otherwise investing in commercial loans, and similar extensions of credit in the ordinary course of its activities and that is adequately capitalized to honor its ongoing funding commitments under this Agreement.

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3rd Amended/Restated Credit Agreement

“Arrangers” means, collectively, Wells Fargo Securities, LLC, MUFG Union Bank, N.A., BBVA USA, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated,1 Sumitomo Mitsui Banking Corporation, TD Securities (USA) LLC, The Bank of Nova Scotia, Houston Branch, and Truist Bank, in their capacities as the joint lead arrangers of the facility evidenced by this Agreement.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee or an Approved Affiliate, and accepted by the Administrative Agent, in substantially the form of the attached Exhibit A or any other form approved by the Administrative Agent.

“Available Cash” means, (A) with respect to any Holdco Entity that is not a Subsidiary of the Borrower, all cash and cash equivalents of such Holdco Entity on hand at the time of such Restricted Payment and (B) with respect to the Borrower, for any fiscal quarter ending prior to the Final Maturity Date, (a) the sum of (i) all cash and cash equivalents of the Borrower and its Subsidiaries on hand at the end of such fiscal quarter and (ii) all additional cash and cash equivalents of the Borrower and its Subsidiaries on hand on the date of determination of Available Cash with respect to such quarter resulting from Advances made subsequent to the end of such quarter less (b) the amount of any cash reserves established by the General Partner to (i) provide for the proper conduct of the Business of the Borrower and its Subsidiaries (including reserves for future capital expenditures and for anticipated future credit needs of the Borrower and its Subsidiaries) subsequent to the end of such quarter, (ii) comply with applicable Legal Requirements and this Agreement, any other Credit Document, or any other loan agreement, security agreement, mortgage, debt instrument, or other agreement or obligation to which the Borrower or any of the Borrower’s Subsidiaries is a party, by which the Borrower or any of the Borrower’s Subsidiaries is bound, or to which the Property of the Borrower or any of the Borrower’s Subsidiaries is subject, or (iii) provide funds for distributions under Section 6.3 of the Partnership Agreement in respect of any one or more of the next four fiscal quarters; provided that disbursements made by the Borrower or any of the Borrower’s Subsidiaries or cash reserves established, increased, or reduced after the end of such fiscal quarter but on or before the date of determination of Available Cash with respect to such fiscal quarter shall be deemed to have been made, established, increased, or reduced, for purposes of determining Available Cash, within such fiscal quarter if the General Partner so determines.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.19(d).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

[1]

or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement

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3rd Amended/Restated Credit Agreement

“Banking Service Obligations” means any and all obligations of the Borrower, any Guarantor or any of their Subsidiaries, whether absolute or contingent and howsoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Banking Services” means each and any of the following bank services provided to the Borrower, any Guarantor or any of their Subsidiaries by any Lender or Affiliate of a Lender: (a) commercial credit cards and purchasing cards; (b) stored value cards; and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts, foreign exchange services and interstate depository network services).

“Benchmark” means, initially, USD LIBOR; provided that if a Benchmark Transition Event, a Term SOFR Transition Event, or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.19(a).

“Benchmark Replacement” means, for any Available Tenor,

(a) with respect to any Benchmark Transition Event or Early Opt-in Election, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(1)

the sum of: (A) Term SOFR and (B) the related Benchmark Replacement Adjustment; provided, that, if the Borrower has provided a notification to the Administrative Agent in writing on or prior to such Benchmark Replacement Date that the Borrower has a Swap Contract in place with respect to any of the Advances as of the date of such notice (which such notification the Administrative Agent shall be entitled to rely upon and shall have no duty or obligation to ascertain the correctness or completeness of), then the Administrative Agent, in its sole discretion, may decide not to determine the Benchmark Replacement pursuant to this clause (a)(1) for such Benchmark Transition Event or Early Opt-in Election, as applicable;

(2)	the sum of: (A) Daily Simple SOFR and (B) the related Benchmark Replacement Adjustment;

(3)

the sum of: (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment; or

(b) with respect to any Term SOFR Transition Event, the sum of (i) Term SOFR and (ii) the related Benchmark Replacement Adjustment;

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3rd Amended/Restated Credit Agreement

provided that, (i) in the case of clause (a)(1), if the Administrative Agent decides that Term SOFR is not administratively feasible for the Administrative Agent, then Term SOFR will be deemed unable to be determined for purposes of this definition and (ii) in the case of clause (a)(1) or clause (b) of this definition, the applicable Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion. If the Benchmark Replacement as determined pursuant to clause (a)(1), (a)(2) or (a)(3) or clause (b) of this definition would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:

(1)	for purposes of clauses (a)(1) and (a)(2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:

(a)

the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement;

(b)

the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Available Tenor of such Benchmark;

(2)

for purposes of clause (a)(3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities; and

(3)

for purposes of clause (b) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of USD LIBOR with a SOFR-based rate;

provided that, (x) in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion and (y) if the then-current Benchmark is a term rate, more than one tenor of such Benchmark is available as of the applicable Benchmark Replacement Date and the applicable Unadjusted Benchmark Replacement that will replace such Benchmark in accordance

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3rd Amended/Restated Credit Agreement

with Section 2.19(a) will not be a term rate, the Available Tenor of such Benchmark for purposes of this definition of “Benchmark Replacement Adjustment” shall be deemed to be, with respect to each Unadjusted Benchmark Replacement having a payment period for interest calculated with reference thereto, the Available Tenor that has approximately the same length (disregarding business day adjustments) as such payment period.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Credit Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein;

(3)

in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the Administrative Agent has provided the Term SOFR Notice to the Lenders and the Borrower pursuant to Section 2.19(a)(ii); or

(4)

in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Majority Lenders.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)

a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3)

a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.19 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.19.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 CFR § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Borrower” means Holly Energy Partners, L.P., a Delaware limited partnership.

“Borrowing” means a borrowing consisting of Advances made on the same day by one or more Lenders pursuant to Section 2.01(a), continued by one or more Lenders pursuant to Section 2.02(b), or Converted by one or more Lenders to Advances of a different Type pursuant to Section 2.02(b).

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

“Business” means the ownership and operation of a system of petroleum product and crude pipelines, storage tanks, distribution terminals, loading rack facilities and refinery processing units for the transportation and distribution of petroleum and petroleum products.

“Business Day” means a day of the year on which banks are not required or authorized to close in New York City, New York or Dallas, Texas; provided, that when used in connection with a Eurodollar Rate Advance, the term “Business Day” shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market.

“Capital Expansion Project” means any capital expansion construction project undertaken by the Borrower or any of its Subsidiaries on its Property, the capital expenditures (determined in accordance with GAAP) attributable to which exceed $10,000,000.

“Capital Leases” means, as applied to any Person, any lease of any Property by such Person as lessee which would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on the balance sheet of such Person.

“Cash Collateral Account” means a special interest bearing cash collateral account pledged by the Borrower to the Administrative Agent for its benefit and the ratable benefit of the Lenders containing cash deposited pursuant to Sections 2.04(b), 2.13(a), 2.17(a), 2.18(b), 7.02(b), or 7.03(b) to be maintained at the Administrative Agent’s office in accordance with Section 2.13(g) and bear interest or be invested in the Administrative Agent’s reasonable discretion.

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, state and local analogs, and all rules and regulations and requirements thereunder in each case as now or hereafter in effect.

“Change of Control” means any of the following events or conditions: (a) to the extent the Borrower is a limited partnership, (i) the General Partner no longer has control (as such term is defined in the definition of Affiliates) of the Borrower, (ii) the Ultimate General Partner no longer has control (as such term is defined in the definition of Affiliates) of the General Partner, or (iii) the Parent ceases to have, directly or indirectly, control (as such term is defined in the definition of Affiliates) of the General Partner and the Ultimate General Partner; provided that General Partner and Ultimate General Partner shall include any of their respective successors and assigns so long as Parent shall continue to directly or indirectly control (as such term is defined in the definition of Affiliates) such successor and assign of General Partner and Ultimate General Partner, as applicable, (b) the Parent ceases to have, directly or indirectly, control (as such term is defined in the definition of Affiliates) of the Borrower, or (c) solely with respect to the Parent, the occurrence of a “Change in Control” as defined in the Parent Credit Facility (as defined below). As used herein, “Parent Credit Facility” means that certain Senior Unsecured 5-year Revolving Credit Agreement, dated as of July 1, 2014 among Parent, as borrower, MUFG Bank Ltd., as administrative agent, and the financial institutions from time to time party thereto as lenders, as amended, restated, replaced, supplemented or otherwise modified from time to time.

“Cheyenne JV” means Cheyenne Pipeline LLC, a Delaware limited liability company, or another joint venture which owns the Cheyenne Pipeline.

“Cheyenne JV Holdco” means one or more direct or indirect Subsidiaries of the Ultimate General Partner which hold indirectly or directly the Ultimate General Partner’s Equity Interests in the Cheyenne JV. As of the Effective Date, the Cheyenne JV Holdco is HEP Cheyenne LLC, a Delaware limited liability company.

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

“Cheyenne Pipeline” means the approximately 87 mile pipeline system for the shipment of crude oil from Fort Laramie to Cheyenne, WY.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute.

“Collateral” means all “Collateral”, “Pledged Collateral”, “Mortgaged Property”, or other similar terms as defined, as the case may be, in the Security Agreement, the Pledge Agreement, the Mortgages or any other Security Document.

“Collateral Release Date” shall have the meaning assigned to such term in Section 5.11(b).

“Collateral Release Event” shall have the meaning assigned to such term in Section 5.11(b).

“Commitment Increase Agreement” means a Commitment Increase Agreement, substantially in the form of the attached Exhibit B or any other form, including, without limitation, an amendment to this Agreement, reasonably acceptable to the Administrative Agent, among the Borrower, the Administrative Agent and a Lender, pursuant to which such Lender agrees to increase its Commitment as described in Section 2.14 of this Agreement.

“Commitments” means, for any Lender, the amount set forth opposite such Lender’s name on Schedule 1.01(a) as its Commitment, or, if such Lender has entered into any Assignment and Acceptance, a Commitment Increase Agreement or a New Lender Agreement, the amount set forth for such Lender as its Commitment in the Register maintained by the Administrative Agent pursuant to Section 9.06(c), as such amount may be reduced or terminated pursuant to Section 2.03 or Article VII of this Agreement.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. 1, et seq.), as amended from time to time, and any successor statute, and any regulations promulgated thereunder.

“Common Units” means the common units representing limited partner interests in the Borrower.

“Compliance Certificate” means a compliance certificate in substantially the form of the attached Exhibit C or any other form reasonably acceptable to the Administrative Agent, in each case signed by a Responsible Officer.

“Consolidated” refers to the consolidation of the accounts of a Person and its Subsidiaries in accordance with GAAP, subject to Section 1.03; provided that, for the Borrower, consolidation of the accounts shall include any Holdco Entity that is not a Subsidiary of the Borrower.

“Continuing Directors” means the directors of the Parent on July 1, 2017 and each other director, if, in each case, such other director’s nomination for election to the board of directors of the Parent is recommended by at least 66-2/3% of the then Continuing Directors.

“Controlled Group” means all members of a controlled group of corporations and all businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

“Convert,” “Conversion,” and “Converted” each refers to a conversion of Advances of one Type into Advances of another Type pursuant to Section 2.02(b).

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3rd Amended/Restated Credit Agreement

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Credit Documents” means, collectively, this Agreement, the Notes (if any), the Security Documents (if any), the Guaranty, the Letter of Credit Documents, the Fee Letter, the Amendment No. 1 Fee Letters, and each other agreement, instrument or document executed at any time in connection with the foregoing documents, as each such Credit Document may be amended, modified or supplemented from time-to-time; provided, however, that in no event shall any agreement in respect of Banking Service Obligations or any Lender Hedging Agreement constitute a Credit Document hereunder.

“Cushing JV” means Cushing Connect Pipeline & Terminal LLC, a Delaware limited liability company, or another joint venture which owns the Cushing Pipeline.

“Cushing JV Holdco” means one or more direct or indirect Subsidiaries of the Ultimate General Partner which hold indirectly or directly the Ultimate General Partner’s Equity Interests in the Cushing JV. As of the Amendment No. 1 Closing Date, the Cushing JV Holdco is HEP Cushing LLC, a Delaware limited liability company.

“Cushing Pipeline” means the pipeline system for the shipment of crude oil from Cushing, Oklahoma to Tulsa, Oklahoma.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.

“Debt,” for any Person, means, without duplication,

(a) indebtedness of such Person for borrowed money;

(b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

(c) obligations of such Person to pay the deferred purchase price of Property or services (other than trade payables which are not more than ninety days past due, except for any such trade payables which are being contested in good faith and by appropriate proceedings);

(d) all indebtedness created or arising under any conditional-sale or other title-retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

(e) obligations of such Person as lessee under Capital Leases;

(f) obligations of such Person under any Swap Contract;

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3rd Amended/Restated Credit Agreement

(g) obligations of such Person in respect of letters of credit, acceptance facilities, drafts or similar instruments issued or accepted by banks and other financial institutions for the account of such Person;

(h) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) of such Person to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, another’s indebtedness or obligations of the kinds referred to in clauses (a) through (g) above, but limited solely to amounts guaranteed for another’s indebtedness or obligations of the kinds referred to in clauses (a) through (g) above; and

(i) another’s indebtedness or obligations of the kinds referred to in clauses (a) through (h) above secured by any Lien on or in respect of any Property of such Person.

“Debt Rating” has the meaning specified in clause (b) of the definition of “Applicable Margin.”

“Default” means (a) an Event of Default or (b) any event or condition which with notice or lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means, subject to Section 2.17(b), any Lender that (a) as reasonably determined by the Administrative Agent has failed to perform any of its funding or payment obligations hereunder, including in respect of its Advances or participations in respect of Letters of Credit, within three Business Day of the date required to be funded by it hereunder, (b) has notified the Borrower, the Administrative Agent or any Lender in writing or has made a public statement to the effect that it does not intend or expect to comply with its funding obligations hereunder or under other agreements in which it commits to extend credit, (c) as reasonably determined by the Administrative Agent has failed, within three Business Day after request by the Administrative Agent or the Borrower, to provide certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective loans and participations in then outstanding Letters of Credit; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such certification in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a Bail-In Action, (ii) become the subject of a proceeding under any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws effecting creditors’ rights generally, (iii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iv) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Authority.

“Distribution Payments” means any cash distribution or dividend by the Borrower to its partners on, or in respect of any retirement, purchase, redemption, or other acquisition of, any Equity Interests.

“Dollars” and “$” means lawful money of the United States of America.

“Domestic Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Domestic Lending Office” in its Administrative Questionnaire or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

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3rd Amended/Restated Credit Agreement

“Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of:

(1)

a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and

(2)	the joint election by the Administrative Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders.

“EBITDA” means, for the Borrower and its Subsidiaries on a Consolidated basis for any period, without duplication (a) Net Income for such period plus (b) to the extent deducted in determining Net Income, Interest Expense, taxes, depreciation, amortization and other noncash items for such period plus (c) any net increase (or minus any net decrease) in deferred revenue related to the satisfaction of any minimum revenue commitments by any contract counterparties plus (d) amounts received by the Borrower or any of its Subsidiaries (including the Holdco Entities but excluding any Excluded Subsidiary) as distributions from the Excluded Subsidiaries and any joint venture (including, without limitation, the JV Entities) directly or indirectly owned by the Borrower; provided that such distributed amounts included in the calculation of EBITDA for any period shall not exceed forty percent (40%) of EBITDA for the Borrower and its Subsidiaries on a Consolidated basis before including such distributed amounts for such period plus (e) transaction expenses directly related to the transactions hereunder plus (f) any charges or expenses (other than depreciation or amortization expense) directly incurred in connection with any Acquisition, Investment or disposition permitted by this Agreement, in an aggregate amount not to exceed 5% of EBITDA (as shown on the consolidated and consolidating financial statements of the Borrower, its Subsidiaries and the Holdco Entities most recently delivered to the Administrative Agent in accordance with Section 5.06 but without giving effect to this clause (f) in such calculation) for any period, plus (g) to the extent included in the calculation of Net Income, any recurring interest income directly related to pipeline tariffs not included in revenues due to impacts from lease accounting, in each case, as determined in accordance with GAAP, minus (h) to the extent included in the calculation of Net Income, any recurring interest expense directly related to pipeline lease payments not included in operating expenses due to impacts from lease accounting, in each case, as determined in accordance with GAAP, plus (i) to the extent included in the calculation of Net Income, any net increase (or minus any net decrease) from extraordinary, unusual or non-recurring items, including losses on early extinguishment of debt, goodwill or long-lived asset impairments, gains or losses on sale-type leases, and gains or losses on business insurance settlements, in each case, as determined in accordance with GAAP. EBITDA shall be calculated for each period, on a pro forma basis, after giving effect to, without duplication, (x) any Acquisition or (y) any Capital Expansion Project (based on the percentage of completion of such Capital Expansion Project), in each case, occurring during each period commencing on the first day of such period to and including the date of such transaction or percentage of completion of such Capital Expansion Project to be included in EBITDA, as the case may be (the “Reference Period”) and, regardless of whether or not such acquired Property or Property under construction was operated during such Reference Period, as if such Acquisition or Capital Expansion Project (based on the percentage of completion of such Capital Expansion Project) occurred or was completed on the first day of the Reference Period. In making the calculation contemplated by the preceding sentence, EBITDA generated or to be generated by such acquired Person, by such acquired Property or by such Property under construction (based on the percentage of completion of the applicable Capital Expansion Project) shall be determined in good faith by the Borrower based on reasonable assumptions; provided, however, that (A) at no one time may such pro forma adjustments to EBITDA for Capital Expansion Projects exceed twenty percent (20%) of the EBITDA for the Borrower and its

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3rd Amended/Restated Credit Agreement

Subsidiaries on a Consolidated basis prior to such adjustment, (B) no such pro forma adjustments shall be allowed unless, not less than thirty (30) days after the end of such period (or such shorter time period as the Administrative Agent may agree), the Administrative Agent shall have received such written documentation as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent, supporting such pro forma adjustments, and (C) such pro forma adjustments to EBITDA with respect to any Capital Expansion Project shall be reduced in future periods if such Capital Expansion Project is not completed by, or if the estimated date by which such construction to be completed is beyond, a date that is more than 90 days beyond the Scheduled Completion Date for such Capital Expansion Project, such reduction to be reflected in the next Compliance Certificate to be delivered to the Administrative Agent and the Lenders on or after the date such Capital Expansion Project is not so completed or it is determined that such Capital Expansion Project will not be so completed and to be in an amount equal to the product of (i) the applicable percentage reduction rate relating to the number of days of delay as set forth below and (ii) the amount of the pro forma EBITDA attributable to such Property:

Delay or estimated delay, whichever is greater	Applicable Percentage Reduction Rate
> 90 days but ≤ 180 days	25%
> 180 days but ≤ 270 days	50%
> 270 days but ≤ 365 days	75%
> 365 days	100%

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which all of the conditions precedent set forth in Section 3.01 have been satisfied or waived in accordance with Section 9.01.

“Eligible Assignee” means any commercial bank or other financial institution approved by the Administrative Agent and, if no Default or Event of Default shall have occurred and be continuing, the Borrower, which approval in each case shall not be unreasonably withheld, delayed or conditioned and shall be deemed to have been given by the Borrower if the Borrower shall not have objected to such Eligible Assignee within ten (10) Business Days after notice thereof; provided, no Defaulting Lender nor any of its Affiliates shall be an Eligible Assignee; provided further, no natural Person (or a holding company, investment vehicle, trust for, or owned and operated for the benefit of, a natural Person) shall be an Eligible Assignee.

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3rd Amended/Restated Credit Agreement

“Energy Policy Act” means the Energy Policy Act of 1992, Pub.L. No. 102-486, 106 Stat. 2776 (codified as amended in scattered sections of 15, 16, 25, 20, 42 U.S.C.).

“Environment” shall have the meaning set forth in CERCLA.

“Environmental Claim” means any third party (including any Governmental Authority) action, lawsuit, claim, demand, or proceeding, order, decree, consent agreement or written notice of potential or actual responsibility or violation which seeks to impose liability under any Environmental Law.

“Environmental Law” means all Legal Requirements arising from, relating to, or in connection with the Environment, including without limitation CERCLA, or relating to: (a) pollution, contamination, injury, destruction, loss, protection, cleanup, reclamation or restoration of the air, surface water, groundwater, land surface or subsurface strata, or other natural resources; (b) the safety or health (as it relates to exposure to Hazardous Substances) of employees; or (c) the manufacture, processing, handling, transportation, distribution in commerce, use, storage or disposal of, or exposure to, Hazardous Substances.

“Environmental Permit” means any permit, license, order, approval or other authorization under Environmental Law.

“EPA” means the United States Environmental Protection Agency.

“Equity Interest” means with respect to any Person, any shares, interests, participation, or other equivalents (however designated) of corporate stock, membership interests or partnership interests (or any other ownership interests) of such Person.

“ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, as amended from time-to-time.

“Erroneous Payment” has the meaning assigned thereto in Section 8.16(a).

“Erroneous Payment Deficiency Assignment” has the meaning assigned thereto in Section 8.16(d).

“Erroneous Payment Impacted Class” has the meaning assigned thereto in Section 8.16(d).

“Erroneous Payment Return Deficiency” has the meaning assigned thereto in Section 8.16(d).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Eurocurrency Liabilities” has the meaning assigned to that term in Regulation D of the Federal Reserve Board (or any successor), as in effect from time-to-time.

“Eurodollar Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Eurodollar Lending Office” in its Administrative Questionnaire (or, if no such office is specified, its Domestic Lending Office) or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

“Eurodollar Rate” means, for the Interest Period for each Eurodollar Rate Advance comprising the same Borrowing, the interest rate per annum reported by Bloomberg L.P. in its index of rates (or any successor to or substitute for such index, providing rate quotations comparable to those currently provided on such page of such index, as reasonably determined by the Administrative Agent from time to time for

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3rd Amended/Restated Credit Agreement

purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m. (London, England time), two Business Days prior to the commencement of such Interest Period, as the rate for Dollar deposits in the approximate amount of such Eurodollar Rate Advance with a maturity comparable to such Interest Period for such Eurodollar Rate Advance. In the event that such rate is not available at such time for any reason, then the “Eurodollar Rate” with respect to such Eurodollar Rate Advance for such Interest Period shall be the rate at which Dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered to prime banks by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m. (London, England time), two Business Days prior to the commencement of such Interest Period. If the Eurodollar Rate determined as provided in this definition with respect to any Eurodollar Rate Advance for any Interest Period would be less than 0.00% per annum, then the Eurodollar Rate with respect to such Eurodollar Rate Advance for such Interest Period shall be deemed to be 0.00% per annum.

“Eurodollar Rate Advance” means an Advance which bears interest as provided in Section 2.07(b).

“Eurodollar Rate Reserve Percentage” of any Lender for the Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time-to-time by the Federal Reserve Board for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

“Event of Default” has the meaning specified in Section 7.01.

“Excluded Pari Passu Hedging Obligations” means, with respect to any Loan Party individually determined on a Loan Party by Loan Party basis, any Obligations in respect of any Lender Hedging Agreement if, and solely to the extent that, all or a portion of the guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Obligations in respect of any Lender Hedging Agreement (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guarantee or grant of a security interest becomes effective with respect to such related Obligations in respect of any Lender Hedging Agreement. If any Obligations in respect of any Lender Hedging Agreement arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Obligations in respect of any Lender Hedging Agreement that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Excluded Property” means the Properties described on Schedule 1.01(c) attached hereto.

“Excluded Subsidiaries” means (a) each JV Entity, (b) any subsidiary of an Excluded Subsidiary so long as such subsidiary is identified in writing to the Administrative Agent, and (c) any newly-formed or acquired subsidiary that is identified in writing to the Administrative Agent as being established as an “Excluded Subsidiary”; provided that, the Borrower and its Subsidiaries may not establish or designate a subsidiary (“Proposed Excluded Subsidiary”) as an “Excluded Subsidiary” pursuant to the preceding clauses (b) or (c) unless (i) the Borrower or Subsidiary establishing or designating such Proposed Excluded Subsidiary owns less than all of the equity interests of such Proposed Excluded Subsidiary, (ii) such Proposed Excluded Subsidiary is not required to be a Guarantor under the terms of this Agreement, and (iii) no Default or Event of Default shall occur before and after giving effect to the establishment or designation of such Proposed Excluded Subsidiary and the related Investments therein. Excluded Subsidiaries will be treated in the financial statements of the Borrower and its Subsidiaries in accordance with Section 1.03(b).

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3rd Amended/Restated Credit Agreement

“Excluded Taxes” has the meaning specified in Section 2.12(a).

“Existing Commitments” has the meaning specified in Section 2.18(a).

“Existing Credit Documents” has the meaning specified in the recitals hereto.

“Existing Indebtedness” has the meaning specified in the recitals hereto.

“Existing Lenders” has the meaning specified in the recitals hereto.

“Existing Security Documents” has the meaning specified in the recitals hereto.

“Expiration Date” means, with respect to any Letter of Credit, the date on which such Letter of Credit will expire or terminate in accordance with its terms.

“Extended Commitments” has the meaning specified in Section 2.18(a).

“Extending Lenders” has the meaning specified in Section 2.18(b).

“Extension Amendment” has the meaning specified in Section 2.18(d).

“Extension Confirmation Date” has the meaning specified in Section 2.18(b).

“Extension Effective Date” has the meaning specified in Section 2.18(b).

“Extension Request” has the meaning specified in Section 2.18(a).

“FATCA” means the Foreign Account Tax Compliance Act of 2009, Sections 1471 through 1474 of the Code and any regulations or official interpretations thereof.

“FCA” has the meaning specified in Section 1.06.

“FCPA” means the Foreign Corrupt Practices Act of 1977, and the rules and regulations thereunder, as amended.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for any such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it, with the consent of the Borrower, which consent shall not be unreasonably withheld; provided, if the Federal Funds Rate determined as provided in this definition for any period would be less than 0.00% per annum, then the Federal Funds Rate for such period shall be deemed to be 0.00% per annum.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any of its successors.

“Fee Letter” has the meaning specified in Section 2.06(b).

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3rd Amended/Restated Credit Agreement

“FERC” means the Federal Energy Regulatory Commission or any of its successors.

“Final Maturity Date” means the Initial Maturity Date, and, with respect to any Extending Lender, as such may be extended by such Lender pursuant to Section 2.18.

“Finance Corp” means Holly Energy Finance Corp., a Delaware corporation.

“Financial Statements” means the unaudited consolidated balance sheets of the Borrower and its consolidated Subsidiaries for the fiscal quarter ended March 31, 2017, and the related unaudited consolidated statements of income, operations, changes in partners’ capital, retained earnings, and cash flows of the Borrower and its consolidated Subsidiaries for the three months then ended, copies of which have been delivered to the Administrative Agent and the Lenders.

“Fitch” means Fitch, Inc.

“Flood Insurance Regulations” means (i) the National Flood Insurance Act of 1968, (ii) the Flood Disaster Protection Act of 1973, (iii) the National Flood Insurance Reform Act of 1994, (iv) the Flood Insurance Reform Act of 2004, (v) the Biggert-Waters Flood Insurance Reform Act of 2012, and (vi) the Homeowner Flood Insurance Affordability Act of 2014 and the regulations issued in connection therewith by the Office of the Controller of the Currency, the Federal Reserve Board and other Governmental Authorities, each as it may be amended, reformed or otherwise modified from time to time.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Eurodollar Rate.

“Funded Debt” of any Person means (a) Debt of such Person as described in clauses (a), (b), (d) and (e) of the definition of “Debt” in this Section 1.01 and (b) Debt of such Person as described in clauses (h) and (i) of the definition of “Debt” in this Section 1.01 but only with respect to the indebtedness referred to in clauses (a), (b), (d) and (e) of such definition.

“Future JV” means a joint venture formed by a Future JV Holdco and one or more third parties after the date of this Agreement in accordance with Section 6.06(g) or Section 6.06(l), as applicable.

“Future JV Holdco” means any direct or indirect Subsidiary of the Ultimate General Partner formed to hold an Equity Interest in a Future JV pursuant to an Investment made in accordance with Section 6.06(g) or Section 6.06(l), as applicable.

“GAAP” means United States generally accepted accounting principles as in effect from time to time, applied on a basis consistent with the requirements of Section 1.03.

“General Partner” means HEP Logistics Holdings, L.P., a Delaware limited partnership, the sole general partner of the Borrower.

“Governmental Authority” means any foreign governmental authority (including any supra national bodies such as the European Union or the European Central Bank), the United States of America, any state of the United States of America and any subdivision of any of the foregoing, and any agency, department, commission, board, authority or instrumentality, bureau or court having jurisdiction over any Lender, the Borrower, any Guarantor or any of their respective Properties.

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3rd Amended/Restated Credit Agreement

“Guarantor” means, as of the Amendment No. 1 Closing Date, each of the Persons listed on Schedule 1.01(d), and thereafter, (a) each of the present and future direct and indirect Material Subsidiaries of the Borrower other than the Excluded Subsidiaries but including each Holdco Entity, and (b) each direct obligor or guarantor of Permitted Note Debt. “Guarantors” means all such guarantors collectively.

“Guaranty” means the Second Amended and Restated Guaranty executed by each Guarantor, in substantially the form of the attached Exhibit D, as such may be amended from time to time in accordance with its terms.

“Hazardous Substance” means the substances identified as such pursuant to CERCLA and those regulated under any other Environmental Law, including without limitation pollutants, contaminants, Hydrocarbons, radionuclides, wastes and radioactive materials.

“Holdco Entity” means each of UNEV JV Parent/Holdco, Cheyenne JV Holdco, Cushing JV Holdco, Osage JV Holdco, and any Future JV Holdco. “Holdco Entities” means each Holdco Entity collectively.

“Hydrocarbons” means oil, gas, coal seam gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, and all other liquid and gaseous hydrocarbons produced or to be produced in conjunction therewith from a well bore and all products, by-products, and other substances derived therefrom or the processing thereof, and all other minerals and substances produced in conjunction with such substances, including, but not limited to, sulfur, geothermal steam, water, carbon dioxide, helium, and any and all minerals, ores, or substances of value and the products and proceeds therefrom.

“IBA” has the meaning set forth in Section 1.06.

“Indemnified Liabilities” has the meaning set forth in Section 9.07.

“Initial Maturity Date” means July 27, 2025.

“Interest Coverage Ratio” means, for the Borrower and its Subsidiaries on a Consolidated basis, as of the end of any fiscal quarter, the ratio of (a) EBITDA for the four-fiscal quarter period then ended to (b) Interest Expense for the four-fiscal quarter period then ended. To the extent that the EBITDA included in the calculation of the Interest Coverage Ratio for any period shall include pro forma amounts in connection with the Acquisition of any Person during such period, and in connection with such Acquisition any Debt is incurred or assumed by the Borrower or any of its Subsidiaries, then Interest Expense shall also include pro forma amounts with respect to the Debt so incurred or assumed for such four-fiscal quarter period then ended.

“Interest Expense” means, for a Person and its Subsidiaries determined on a Consolidated basis, for any period, the total interest, letter of credit fees, and other fees incurred in connection with any Debt for such period, whether paid or accrued, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing net of any interest income for such period, all as determined in conformity with GAAP.

“Interest Period” means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Advance or the date of the Conversion of any Alternate Base Rate Advance into such an Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below or by Section 2.02 and thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below or by Section 2.02. The duration of each such Interest

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3rd Amended/Restated Credit Agreement

Period shall be one, two, three or six months, or if available to all Lenders, 7 days, 14 days or nine months, in each case as the Borrower may, upon notice received by the Administrative Agent not later than 11:00 a.m. (Dallas, Texas time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

(a) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

(b) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month in which it would have ended if there were a numerically corresponding day in such calendar month.

“Intermediate Products” means crude oil, gas oil, diesel, kerosene, casinghead, naphtha, normal butane and isobutene, and other similar products.

“Interstate Commerce Act” means the body of law commonly known as the Interstate Commerce Act, Chapter 104, 24 Stat. 379 (codified as amended in scattered sections of 49 U.S.C.).

“Interstate Pipelines” has the meaning set forth in Section 4.18(a).

“Investment” has the meaning set forth in Section 6.06.

“Investment Grade Date” means the first date on which (a) at least two of S&P, Moody’s and Fitch first maintain an Investment Grade Rating and (b) the Borrower notifies the Administrative Agent in writing of such Investment Grade Rating.

“Investment Grade Rating” means a rating maintained with respect to Borrower’s senior unsecured indebtedness equal to or more favorable than (x) Baa3 (or then equivalent grade) or better from Moody’s, (y) BBB- (or then equivalent grade) or better from S&P or (z) BBB- (or then equivalent grade) or better from Fitch, in each such case with a stable or better outlook.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Issuing Bank” means Wells Fargo or any other Lender reasonably acceptable to the Administrative Agent and Borrower that agrees in writing to be an Issuing Bank and that issues a Letter of Credit hereunder, and any successor issuing bank pursuant to Section 8.06.

“JV Entity” means each of UNEV JV, Cheyenne JV, Cushing JV, Osage JV and any Future JV. “JV Entities” means each JV Entity, collectively.

“Legal Requirement” means any law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or official interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority, including, but not limited to, Regulations D, T, U and X.

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3rd Amended/Restated Credit Agreement

“Lender” means a party to this Agreement that (a) is an Existing Lender or a financial institution that became a party hereto as a lender on the date hereof, or (b) is an Eligible Assignee or an Approved Affiliate that became a party hereto pursuant to Sections 2.14, 2.15 or 9.06.

“Lender Hedging Agreement” means (a) a Swap Contract between the Borrower, any Guarantor or any of their Subsidiaries and a counterparty that, at the time that such Swap Contract was entered into, was a Lender or an Affiliate of a Lender; and (b) a Swap Contract between the Borrower, any Guarantor or any of their Subsidiaries and a counterparty which Swap Contract is in existence at the time such counterparty (or an Affiliate thereof) becomes a Lender; provided that any transaction or confirmation under any Swap Contract entered into (i) after such swap counterparty ceases to be a Lender or an Affiliate of a Lender or (ii) after assignment by such swap counterparty to another swap counterparty that is not a Lender or an Affiliate of a Lender shall not constitute a Lender Hedging Agreement. In addition, for the avoidance of doubt, all Swap Contracts in existence on the Effective Date between the Borrower, any Guarantor or any of their Subsidiaries and any Lender or any Affiliate of a Lender shall constitute Lender Hedging Agreements.

“Letter of Credit” means, individually, any letter of credit issued by an Issuing Bank which is subject to this Agreement and “Letters of Credit” means all such letters of credit collectively.

“Letter of Credit Application” means an Issuing Bank’s standard form letter of credit application for a standby letter of credit which has been executed by the Borrower and accepted by the applicable Issuing Bank in connection with the issuance of a Letter of Credit.

“Letter of Credit Commitment” means, as to any Issuing Bank, the obligation of such Issuing Bank to issue Letters of Credit for the account of the Borrower or one or more of its Subsidiaries from time to time in an aggregate amount equal to (a) for Wells Fargo Bank, National Association, $50,000,000 and (b) for any other Issuing Bank becoming an Issuing Bank after the Effective Date, such amount as separately agreed to in a written agreement between the Borrower and such Issuing Bank (which such agreement shall be promptly delivered to the Administrative Agent upon execution), in each case of clauses (a) and (b) above, any such amount may be changed after the Effective Date in a written agreement between the Borrower and such Issuing Bank (which such agreement shall be promptly delivered to the Administrative Agent upon execution); provided that the Letter of Credit Commitment with respect to any Person that ceases to be an Issuing Bank for any reason pursuant to the terms hereof shall be $0 (subject to the Letters of Credit of such Person remaining outstanding in accordance with the provisions hereof).

“Letter of Credit Documents” means all Letters of Credit, Letter of Credit Applications, and agreements, documents, and instruments entered into in connection with or relating thereto.

“Letter of Credit Exposure” means, at any time, the sum of (a) the aggregate undrawn maximum face amount of each Letter of Credit at such time, plus (b) the aggregate unpaid amount of all Reimbursement Obligations at such time.

“Letter of Credit Obligations” means any obligations of the Borrower under this Agreement in connection with the Letters of Credit, including the Reimbursement Obligations.

“Letter of Credit Sublimit” means, as of the Effective Date, $50,000,000; provided, the Borrower may elect to increase the Letter of Credit Sublimit up to an amount equal to the lesser of (a) an amount equal to the aggregate Letter of Credit Commitments and (b) $100,000,000.

“Lien” means any mortgage, lien, pledge, charge, deed of trust, security interest, encumbrance or other type of preferential arrangement to secure or provide for the payment of any obligation of any Person, whether arising by contract, operation of law or otherwise (including, without limitation, the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement).

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3rd Amended/Restated Credit Agreement

“Liquid Investments” means (a) securities issued or fully guaranteed or insured by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than twenty-four (24) months from the date of acquisition; (b) corporate and bank debt of an issuer rated at least A- (or then equivalent grade) by S&P or A3 (or then equivalent grade) by Moody’s at the time of acquisition and having maturities of not more than twenty-four (24) months from the date of acquisition; (c) interest bearing deposit and money market accounts, certificates of deposit, time deposits, Eurodollar time deposits, or bankers’ acceptances, having in each case a tenor of not more than twenty-four (24) months from the date of acquisition, issued by any U.S. commercial bank or any branch or agency of a non-U.S. commercial bank licensed to conduct business in the United States having combined capital and surplus of not less than $500,000,000; (d) taxable or tax-exempt commercial paper of an issuer rated at least A-2 (or then equivalent grade) by S&P or P-2 (or then equivalent grade) by Moody’s at the time of acquisition, or guaranteed by a letter of credit issued by a financial institution meeting the requirements in clause (c) above and in either case having a tenor of not more than 270 days; (e) taxable and tax-exempt municipal securities rated at least A- (or then equivalent grade) by S&P or A3 (or then equivalent grade) by Moody’s, having maturities of not more than twenty-four (24) months from the date of acquisition; (f) repurchase agreements relating to any of the investments listed in clauses (a) through (e) above with a market value at least equal to the consideration paid in connection therewith, with any Person who regularly engages in the business of entering into repurchase agreements and has a combined capital and surplus of not less than $500,000,000 whose long term securities are rated at least A- (or then equivalent grade) by S&P or A3 (or then equivalent grade) by Moody’s at the time of acquisition; (g) asset-backed securities having as the underlying asset securities issued or guaranteed by the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association rated at least A- (or then equivalent grade) by S&P or A3 (or then equivalent grade) by Moody’s at the time of acquisition and having maturities of not more than twenty-four (24) months from the date of acquisition; (h) money market mutual or similar funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (g) above; and (i) any other investments permitted by the Borrower’s investment policy, as such investment policy may be modified from time to time after the Effective Date, that have been approved by the Administrative Agent in its sole discretion.

“Loan Parties” means, collectively, the Borrower and each Guarantor, and “Loan Party” means any one of the foregoing.

“Majority Lenders” means, at any time, Lenders holding at least fifty-one percent (51%) of the then aggregate unpaid principal amount of the Notes held by the Lenders and the Letter of Credit Exposure of the Lenders at such time; provided that if no such principal amount or Letter of Credit Exposure is then outstanding, “Majority Lenders” shall mean Lenders having at least fifty-one percent (51%) of the aggregate amount of the Commitments at such time. For purposes of this Agreement and the other Credit Documents, Defaulting Lenders shall be excluded for purposes of making a determination of Majority Lenders.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, financial condition, operations or properties of (i) the Borrower and its Subsidiaries, taken as a whole, or (ii) the Parent, the General Partner, the Ultimate General Partner and their respective Subsidiaries (other than the Borrower and its Subsidiaries), taken as a whole, (b) the ability of the Borrower or any of its Subsidiaries to perform its or their, as applicable, obligations under any Credit Document to which it is a party, or (c) the validity or enforceability of any of the Credit Documents or the rights or remedies of the Lenders or the Administrative Agent under any of the Credit Documents.

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

“Material Collateral Threshold” means assets which in the aggregate represent less than ten percent (10%) of Borrower’s Consolidated (excluding Excluded Subsidiaries) Net Tangible Assets and less than ten percent (10%) of Borrower’s Consolidated (excluding Excluded Subsidiaries) EBITDA.

“Material Contracts” means, collectively, any material documents, agreements or instruments (a) to which the Borrower or any of its Subsidiaries or any Guarantor is a party, (b) which are not cancelable by such party upon notice of thirty (30) days or less without liability for further payment other than nominal penalty and (c) which, if terminated or cancelled, could reasonably be expected to have a Material Adverse Effect.

“Material Subsidiary” means a direct or indirect Subsidiary of the Borrower which individually or in aggregate represent more than ten percent (10%) of Borrower’s Consolidated (excluding Excluded Subsidiaries and their subsidiaries) Net Tangible Assets or more than ten percent (10%) of Borrower’s Consolidated (excluding Excluded Subsidiaries and their subsidiaries) EBITDA, and “Material Subsidiaries” means all such Material Subsidiaries collectively.

“Maximum Rate” means the maximum nonusurious interest rate under applicable law.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgages” means, collectively, each of the mortgages or deeds of trust executed by the Borrower, any Guarantor or any of their Subsidiaries in favor of the Administrative Agent for its benefit and the ratable benefit of the Lenders and Affiliates of Lenders with respect to Banking Service Obligations and counterparties to Lender Hedging Agreements or any amendments thereto in substantially the form of the attached Exhibit E or such other form reasonably acceptable to the Administrative Agent and the mortgagor party thereto, as the same may be amended, modified or supplemented from time-to-time.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA.

“Navajo Refining” means HollyFrontier Navajo Refining LLC, a Delaware limited liability company formerly known as Navajo Refining Company, L.L.C. and the successor in interest to Navajo Refining Company, L.P.

“Net Income” means, for any period for which such amount is being determined, the Consolidated net income of a Person and its Subsidiaries, as determined in accordance with GAAP consistently applied, excluding, however, any net gain or loss from extraordinary or non-recurring items, including but not limited to any net gain or loss during such period arising from the sale, exchange, or other disposition of capital assets other than in the ordinary course of business.

“Net Tangible Assets” means, the total assets of a Person, minus (a) all current liabilities (excluding (i) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed and (ii) current maturities of long-term debt) and (b) the value (net of any applicable reserves) of all goodwill, trade names, trademarks, patents and other intangible assets, all as set forth, or on a pro forma basis would be set forth, on the consolidated balance sheet of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed fiscal quarter, prepared in accordance with GAAP.

“New Lender Agreement” means a New Lender Agreement, substantially in the form of the attached Exhibit F or such other form, including, without limitation, an amendment to this Agreement, reasonably acceptable to the Administrative Agent, among the Borrower, the Administrative Agent, and a new financial institution making a Commitment pursuant to Section 2.14 of this Agreement.

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

“Non-Consenting Lender” has the meaning specified in Section 9.01.

“Non-Extending Lender” has the meaning specified in Section 2.18(b).

“Non-U.S. Lender” has the meaning specified in Section 2.12(c).

“Note” means, if any, a promissory note of the Borrower payable to any Lender, in substantially the form of the attached Exhibit G or other form reasonably acceptable to the Administrative Agent and such Lender, evidencing indebtedness of the Borrower to such Lender resulting from Advances owing to such Lender.

“Notice of Borrowing” means a notice of borrowing in substantially the form of the attached Exhibit H or such other form reasonably acceptable to the Administrative Agent, in each case signed by a Responsible Officer.

“Notice of Conversion or Continuation” means a notice of conversion or continuation in substantially the form of the attached Exhibit I or such other form reasonably acceptable to the Administrative Agent, in each case signed by a Responsible Officer.

“Obligations” means (a) the principal, interest, fees, Letter of Credit commissions, charges, expenses, attorneys’ fees and disbursements, indemnities and any other amounts payable by any Loan Party to the Administrative Agent, the Issuing Banks and the Lenders under the Credit Documents, including without limitation, the Letter of Credit Obligations and (b) any amount in respect to any of the foregoing that the Administrative Agent, any Issuing Bank or any Lender, in its sole discretion, elects to pay or advance on behalf of any Loan Party after the occurrence and during the continuance of an Event of Default. In addition, all references to the “Obligations” in the Security Documents and in Sections 2.16, 7.05, 8.03 and 9.21 of this Agreement shall, in addition to the foregoing, also include all present and future indebtedness, liabilities, and obligations of any Loan Party (and all renewals and extensions thereof or any part thereof) now or hereafter owed to any counterparty to a Lender Hedging Agreement pursuant to such Lender Hedging Agreement (including guarantees thereof) or to any Lender or any Affiliate of a Lender with respect to Banking Service Obligations; provided that solely with respect to any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act, Excluded Pari Passu Hedging Obligations of such Guarantor shall in any event be excluded from “Obligations” owing by such Guarantor. It is expressly agreed that Excluded Pari Passu Hedging Obligations shall not be treated as Obligations for purposes of the provisions for acceleration in Article VII and for adjustments and set-off in Section 7.05.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Omnibus Agreement” means that certain Twenty-First Amended and Restated Omnibus Agreement dated as of February 8, 2021, effective January 1, 2021, by and among the Parent, the Borrower and the other HFC Entities (as defined therein) party thereto, and the other HEP Entities (as defined therein) party thereto, as amended, modified or supplemented from time to time in accordance with Section 6.09.

“Operating” means Holly Energy Partners-Operating, L.P., a Delaware limited partnership.

“Operating GP” means HEP Logistics GP, L.L.C., a Delaware limited liability company, the general partner of Operating.

“Osage JV” means Osage Pipe Line Company LLC, a Delaware limited liability company, or other joint venture which owns the Osage Pipeline.

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

“Osage JV Holdco” means one or more direct or indirect Subsidiaries of the Ultimate General Partner which hold the Ultimate General Partner’s Equity Interests in the Osage JV. As of the Effective Date, the Osage JV Holdco is El Dorado Osage LLC, a Delaware limited liability company.

“Osage Pipeline” means the approximately 130-mile pipeline system for the shipment of crude oil from Cushing, OK to El Dorado, KS.

“Other Taxes” has the meaning specified in Section 2.12(a).

“Parent” means HollyFrontier Corporation, a Delaware corporation, formerly known as Holly Corporation and successor by merger with Frontier Oil Corporation.

“Partnership Agreement” means that certain Second Amended and Restated Agreement of Limited Partnership of Holly Energy Partners, L.P. dated as of October 31, 2017 among the General Partner, the Parent and the other limited partners party thereto, as the same may be amended, modified or supplemented in accordance with the terms of Section 6.09.

“Payment Recipient” has the meaning assigned thereto in Section 8.16(a).

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

“Permitted Holders” means (a) Lamar Norsworthy, David Norsworthy, Nona Barrett, Betty Regard, Margaret Simmons and Suzanne Bartolucci, (b) the parents, spouses, children and other lineal descendants of any Person listed in clause (a), and (c) any estate or any trust established for the benefit of any one or more of the Persons described in clauses (a) and (b).

“Permitted Liens” has the meaning set forth in Section 6.01.

“Permitted Note Debt” means (i) the 6% senior notes due August 1, 2024 issued by the Borrower and Finance Corp and (ii) Debt in connection with unsecured senior notes issued by the Borrower, Finance Corp or any of their wholly owned Subsidiaries; provided that with respect to senior notes described in clause (ii) above (a) after giving effect to the issuance of such notes, there would be no Default under this Agreement, (b) such notes’ scheduled maturity is no earlier than three months after the Final Maturity Date, (c) the weighted average life of such notes is greater than the weighted average life of the principal amount of the Obligations, and (d) no indenture or other agreement governing such notes contains financial maintenance covenants or other covenants or events of default that are materially more restrictive on the Borrower or any of its Subsidiaries than those contained in this Agreement or in the existing note documents related to the senior notes described in clause (i) above.

“Person” means an individual, partnership, corporation (including a business trust), limited liability partnership, limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof or any trustee, receiver, custodian or similar official.

“Pipeline Systems” means (a) the Refined Products pipelines, crude and gathering lines and the Intermediate Products pipelines that are owned or leased by Borrower or any of its Subsidiaries and that are used by Borrower and its Subsidiaries in the Business, and (b) any other pipelines owned or leased by the Borrower or any Subsidiary of the Borrower that are used in the Business.

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3rd Amended/Restated Credit Agreement

“Pipelines and Terminals Agreements” means:

(i) Fourth Amended and Restated Master Systems Operating Agreement, effective January 1, 2021, by and among the Borrower, Parent, Operating and certain subsidiaries of Parent;

(ii) Second Amended and Restated Operating Agreement (Woods Cross), effective October 5, 2018, by and between Operating and HollyFrontier Woods Cross Refining LLC as amended by that First Amendment to Second Amended and Restated Operating Agreement (Woods Cross), effective October 5, 2018;

(iii) Gas Transportation Agreement between Navajo Refining and Operating dated March 1, 2009, as amended by that certain Amendment to Gas Transportation Agreement dated May 1, 2009;

(iv) Amended and Restated Master Tolling Agreement (Operating Assets) among HollyFrontier El Dorado Refining LLC, HollyFrontier Woods Cross Refining LLC and Operating dated October 3, 2016, as amended by Amendment to Amended and Restated Master Tolling Agreement (Operating Assets) dated January 1, 2017 and Second Amendment to Amended and Restated Master Tolling Agreement (Operating Assets) dated October 29, 2018;

(v) Master Tolling Agreement (Refinery Assets) among HollyFrontier El Dorado Refining LLC, Parent, Operating and Borrower dated November 5, 2015, as amended by Amendment to Master Tolling Agreement (Refinery Assets) dated January 1, 2017;

(vi) Seventh Amended and Restated Master Throughput Agreement between HollyFrontier Refining & Marketing LLC and Operating dated as of February 8, 2021 to be effective as of January 1, 2021;

(vii) Third Amended and Restated Crude Pipelines and Tankage Agreement among HollyFrontier Woods Cross Refining LLC, HollyFrontier Refining & Marketing LLC, Navajo Refining, HEP Pipeline, L.L.C., HEP Woods Cross, L.L.C. and Operating dated March 12, 2015, as amended by First Amendment to Third Amended and Restated Crude Pipelines and Tankage Agreement dated April 22, 2019, Second Amendment to Third Amended and Restated Crude Pipelines and Tankage Agreement dated May 26, 2020 and Third Amendment to Third Amended and Restated Crude Pipelines and Tankage Agreement dated February 8, 2021 to be effective as of January 1, 2021; and

(viii) Amended and Restated Intermediate Pipelines Agreement between Parent and Navajo Refining and the Borrower, Operating, HEP Pipeline, L.L.C., Lovington-Artesia, L.L.C., the General Partner, the Ultimate General Partner, and Operating GP dated June 1, 2009, as amended by Amendment to Amended and Restated Intermediate Pipelines Agreement dated December 1, 2010;

each, as amended, modified or supplemented from time to time in accordance with Section 6.09.

“Plan” means an employee benefit plan maintained for employees of the Borrower or any member of the Controlled Group and covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code.

“Pledge Agreement” means a Second Amended and Restated Pledge Agreement among the Borrower, any applicable Guarantor and the Administrative Agent in substantially the form of the attached Exhibit J, as it may be amended, modified or supplemented from time to time.

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

“Prime Rate” means the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal U.S. office; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. Such rate is set by the Administrative Agent as a general reference rate of interest, taking into account such factors as the Administrative Agent may deem appropriate; it being understood that many of the Administrative Agent’s commercial or other loans are not priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Administrative Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

“Prior Credit Agreement” has the meaning specified in the recitals hereto.

“Property” of any Person means any property or assets (whether real, personal, or mixed, tangible or intangible) of such Person.

“Pro Rata Share” means, at any time with respect to any Lender with a Commitment, either (a) the ratio (expressed as a percentage) of such Lender’s Commitment at such time to the aggregate Commitments at such time or (b) if such Lender’s Commitment has been terminated, the ratio (expressed as a percentage) of such Lender’s aggregate outstanding Advances plus such Lender’s Letter of Credit Exposure at such time to the sum of the outstanding Advances plus the Letter of Credit Exposure of all the Lenders at such time.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Qualified ECP Guarantor” means in respect of any Lender Hedging Agreement, each Loan Party that (a) has total assets exceeding $10,000,000 at the time any guaranty of obligations under such Lender Hedging Agreement becomes effective or (b) otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Qualifying Acquisition” means any Acquisition made by the Borrower or any of its Subsidiaries which exceeds $50,000,000.

“Qualifying Acquisition Period” means, upon Borrower’s election pursuant to written notice by the Borrower to the Administrative Agent within thirty (30) days after the consummation of a Qualifying Acquisition, (a) the fiscal quarter during which the Borrower or any of its Subsidiaries consummates such Qualifying Acquisition and (b) the two fiscal quarters immediately following the fiscal quarter described in clause (a); provided, however, that (i) no more than one Qualifying Acquisition Period may be in effect at any one time, (ii) no Qualifying Acquisition Period may become effective if the Borrower fails to timely elect such Qualifying Acquisition Period, and (iii) no more than one Qualifying Acquisition Period may be elected with respect to any particular Qualifying Acquisition.

“Rating Agencies” has the meaning specified in clause (b) of the definition of “Applicable Margin.”

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is USD LIBOR, 11:00 a.m. (London time) on the day that is two (2) Business Days preceding the date of such setting, and (2) if such Benchmark is not USD LIBOR, the time determined by the Administrative Agent in its reasonable discretion.

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

“Refined Products” means gasoline, diesel fuel, jet fuel, liquid petroleum gases, asphalt and asphalt products, and other products refined, separated, fractionated, settled and dehydrated from any Hydrocarbon or other petroleum products.

“Register” has the meaning set forth in paragraph (c) of Section 9.06.

“Regulations D, T, U, and X” means Regulations D, T, U, and X of the Federal Reserve Board, as each of the same is from time-to-time in effect, and all official rulings and interpretations thereunder or thereof.

“Reimbursement Obligations” means all of the obligations of the Borrower and the Guarantors to reimburse an Issuing Bank for amounts paid by such Issuing Bank under Letters of Credit as established by the Letter of Credit Applications and Section 2.13(d).

“Release” shall have the meaning set forth in CERCLA or under any other Environmental Law.

“Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Response” shall have the meaning set forth in CERCLA or under any other Environmental Law.

“Responsible Officer” means the Chief Executive Officer, President, Chief Financial Officer, any Senior Vice President, any Vice President, Treasurer or Assistant Treasurer of the Ultimate General Partner, General Partner or Borrower, as applicable.

“Restricted Debt Payment” has the meaning set forth in clause (b) of the definition of “Restricted Payment”.

“Restricted Payment” means (a) the making by the Borrower of any direct or indirect dividends or other distributions (in cash, Property, or otherwise), on or in respect of, or any direct or indirect payment of any kind or character in consideration for or otherwise in connection with any retirement, purchase, redemption, or other acquisition of, any Equity Interests of the Borrower, other than dividends or distributions payable in the Borrower’s Equity Interest, (b) the making by the Borrower, any of its Subsidiaries or any Holdco Entity of any principal or interest payments (in cash, Property or otherwise) on, or redemptions of, any subordinated debt of the Borrower or any of its Subsidiaries (Restricted Payments described in this clause (b), each a “Restricted Debt Payment”), or (c) the making by any Holdco Entity that is not a Subsidiary of the Borrower of any direct or indirect dividends or other distributions (in cash, Property, or otherwise), on or in respect of, or any direct or indirect payment of any kind or character in consideration for or otherwise in connection with any retirement, purchase, redemption, or other acquisition of, any Equity Interests of such Holdco Entity, other than dividends or distributions payable in such Holdco Entity’s Equity Interest or on account of any net profits interest, net working capital adjustment or any earn-out payments in connection with any Investment permitted pursuant to Section 6.06.

“Revolver Termination Date” means the earlier of (a) the Final Maturity Date and (b) the acceleration of the maturity of the Advances and the termination of the Lender’s obligations to provide Advances pursuant to Article VII.

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

“S&P” means Standard & Poor’s Rating Service, a division of S&P Global Inc. and any successor thereto.

“Sanctioned Country” has the meaning specified in Section 4.25(a).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned 50% or more, individually or in the aggregate, or controlled by, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program.

“Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European member state, Her Majesty’s Treasury, or other relevant sanctions authority in any jurisdiction in which (a) the Borrower or any of its Subsidiaries or the Holdco Entities or any of their respective Affiliates is located or conducts business, (b) in which any of the proceeds of the Advances will be used, or (c) from which repayment of the Advances will be derived.

“Scheduled Completion Date” means, with respect to any Capital Expansion Project, the date indicated as the Borrower’s or any Subsidiary’s good faith estimate of the scheduled date of the completion of such Capital Expansion Project in the first Compliance Certificate delivered to the Administrative Agent and the Lenders pursuant to Sections 5.06(b) or 5.06(c) which includes the first calculation of pro forma EBITDA for such Capital Expansion Project.

“SEC” means the United States Securities and Exchange Commission.

“Secured Obligations” has the meaning specified in the Security Agreement.

“Secured Party” has the meaning specified in the Security Agreement.

“Security Agreement” means a Second Amended and Restated Security Agreement among the Borrower, the Guarantors and the Administrative Agent in substantially the form of the attached Exhibit K, as it may be amended, modified or supplemented from time to time.

“Security Documents” means, collectively, (a) the Pledge Agreement, (b) the Security Agreement, (c) the Mortgages, (d) each other agreement, amendment, supplement, acknowledgement, instrument or other document executed at any time in connection with the Pledge Agreement, the Security Agreement or the Mortgages, and (e) each other agreement, instrument or document executed at any time in connection with securing the Obligations.

“Senior Debt” means, as of any date of determination, for the Borrower and its Subsidiaries on a Consolidated basis, without duplication, as of the end of any fiscal quarter, the Funded Debt for the Borrower and its Subsidiaries on a Consolidated basis minus any unsecured Funded Debt, in each case as of the end of such fiscal quarter.

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3rd Amended/Restated Credit Agreement

“Senior Leverage Ratio” means, for the Borrower and its Subsidiaries on a Consolidated basis, as of the end of any fiscal quarter, the ratio of (a) Senior Debt for the Borrower and its Subsidiaries on a Consolidated basis as of the end of such fiscal quarter to (b) EBITDA for the four-fiscal quarter period then ended.

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Specified Amendment” has the meaning assigned to such term in Section 2.18(d).

“Specified Deposit Account” means each deposit account of the Borrower and its Subsidiaries, other than (a) accounts for which all or substantially all of the deposits in which consist of amounts utilized to fund payroll, employee benefit or tax obligations of the Borrower and its Subsidiaries, (b) fiduciary accounts, (c) to the extent necessary or desirable to comply with the terms of a binding purchase agreement, escrow accounts holding amounts on deposit in connection with a binding purchase agreement to the extent that and for so long as such amounts are refundable to the buyer, (d) “zero balance” accounts, (e) accounts used solely to maintain the proceeds from a public equity offering by the Borrower or the proceeds from the issuance of any Permitted Note Debt after the Effective Date, and (f) other accounts so long as the aggregate average daily maximum balance in any such other account over a 30-day period does not at any time exceed $500,000; provided that the aggregate daily maximum balance for all such bank accounts excluded pursuant to this clause (f) on any day shall not exceed $2,500,000.

“State Pipeline Regulatory Agencies” means, collectively, the Railroad Commission of Texas, the New Mexico Public Regulation Commission, the Idaho Public Utilities Commission, any similar Governmental Authorities in other jurisdictions, and any successor Governmental Authorities of any of the foregoing.

“Subsidiary” means, with respect to any Person, any other Person, a majority of whose outstanding Voting Securities is at the time directly or indirectly owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person; provided that, for purposes of this Agreement and the other Credit Documents, the Excluded Subsidiaries shall not be considered Subsidiaries of the Borrower and shall be accounted for in the financial statements of the Borrower and its Subsidiaries in accordance with Section 1.03(b).

“Swap Contract” means (a) any and all interest rate swap transactions, interest rate protection agreements, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, (b) any and all transactions of any kind, and the related

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement and (c) any other derivative agreement or other similar agreement or arrangement, in each case, including any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Taxes” has the meaning specified in Section 2.12(a).

“Terminals” means, collectively, (a) the Refined Products terminals and the Intermediate Products terminals owned in whole or in part by the Borrower or any of its Subsidiaries that are used in the Business and are integrated with the Pipeline Systems or serve third-party common carrier pipelines or a third-party, and (b) any other terminals, tankage, truck loading racks and loading racks owned or leased by the Borrower or any of its Subsidiaries that are used in the Business.

“Termination Event” means (a) a Reportable Event described in Section 4043 of ERISA and the regulations issued thereunder (other than a Reportable Event not subject to the provision for 30-day notice to the PBGC under such regulations), (b) the withdrawal of the Borrower or any of its Affiliates from a Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, or (e) any other event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event.

“Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in the replacement of the then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.19 with a Benchmark Replacement the Unadjusted Benchmark Replacement component of which is not Term SOFR.

“Texas Intrastate Pipelines” has the meaning set forth in Section 4.18(b).

“Third Party Consent Limitation” shall mean that if, any right of way, easement, lease or sublease, servitude, permit, license, or other instrument granting Borrower or any Subsidiary or applicable Holdco Entity a possessory right to use or occupy any real property owned by a third party prohibits or requires the consent of such third party as a condition to the creation of any security interest in or Mortgage on Borrower’s or the applicable Subsidiary’s or applicable Holdco Entity’s interest in such instrument, whether expressly within such instrument or by operation of law, and such consent has not been obtained, then Borrower or the applicable Subsidiary or applicable Holdco Entity shall not be deemed to have granted, nor be required to grant, a security interest in or Mortgage on and to Borrower’s or the applicable Subsidiary’s or applicable Holdco Entity’s interest in such instrument; provided, that, if at any time the grant of a security

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interest in or Mortgage on any such instrument shall no longer be prohibited or consent to the creation of a security interest or Mortgage therein has been obtained, then Borrower or the applicable Subsidiary or applicable Holdco Entity shall at such time be deemed to have granted a security interest in or Mortgage on such instrument; provided further, that, unless and until the consent to the creation of security interest is obtained, Borrower or the applicable Subsidiary or applicable Holdco Entity shall, to the extent it may do so at law or pursuant to the provisions of the applicable instrument, hold all benefit to be derived from such instruments in trust for the Administrative Agent as additional security for payment of the obligations described therein as being secured thereby; provided, further, that in the case of any such instrument that is material to the business of Borrower or the applicable Subsidiary or applicable Holdco Entity, it will use commercially reasonable efforts to obtain the necessary third-party consent to the granting of the security interest or Mortgage (but be required to use such commercially reasonable efforts for a period of 90 days following the granting of a Mortgage on related instruments for the same Pipeline System or Terminal asset(s)), and upon obtaining such consent, the instrument will constitute Collateral; and provided, further, that in no event, regardless of whether any such instrument permits or prohibits the granting of a security interest in or Mortgage on such instrument, will Borrower or any applicable Subsidiary or any applicable Holdco Entity be required to obtain any consent from the counter-party to such instrument that would permit in advance the assignment of any such instrument following or in connection with a foreclosure or similar action by Administrative Agent on its security interest in or Mortgage on such instrument.

“Total Leverage Ratio” means, for the Borrower and its Subsidiaries on a Consolidated basis, as of the end of any fiscal quarter, the ratio of (a) Funded Debt for the Borrower and its Subsidiaries on a Consolidated basis as of the end of such fiscal quarter minus unrestricted cash and Liquid Investments of the Borrower and its Subsidiaries on such date in an aggregate amount not to exceed $50,000,000 to (b) EBITDA for the four-fiscal quarter period then ended.

“Type” has the meaning set forth in Section 1.04.

“UCC” means the “Uniform Commercial Code” as the same may be in effect, from time to time, in any state in which attachment, perfection, or priority of a security interest in Collateral is governed by the law of such state.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Ultimate General Partner” means Holly Logistic Services, L.L.C., a Delaware limited liability company, the sole general partner of the General Partner.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“UNEV JV” means UNEV Pipeline LLC, a Delaware limited liability company, or other joint venture which owns the UNEV Pipeline.

“UNEV JV Parent/Holdco” means one or more direct or indirect Subsidiaries of the Ultimate General Partner which hold indirectly or directly the Ultimate General Partner’s Equity Interests in UNEV

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JV. As of the Effective Date, the UNEV JV Parent/Holdco consists of (a) HEP UNEV Holdings LLC, a Delaware limited liability company and a direct Subsidiary of the Borrower, and (b) HEP UNEV Pipeline LLC, a Delaware limited liability company and an indirect Subsidiary of the Borrower.

“UNEV Pipeline” means the approximately 400-mile Refined Products pipeline from Salt Lake City, Utah to Las Vegas, Nevada.

“Unliquidated Obligations” means, at any time, any Obligations (or portion thereof) that are contingent in nature or unliquidated, including any Obligation that is: (a) an obligation to reimburse an Issuing Bank for drawings not yet made under a Letter of Credit issued by it for which funds in such amount as required hereby have been deposited in the Cash Collateral Account; (b) any other obligation (including any guarantee) that is contingent in nature; or (c) an obligation to provide collateral to secure any of the foregoing types of obligations.

“USA Patriot Act” means the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism Act of 2001.

“USD LIBOR” means the London interbank offered rate for Dollars.

“Voting Securities” means (a) with respect to any corporation, capital stock of the corporation having general voting power under ordinary circumstances to elect directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have special voting power or rights by reason of the happening of any contingency), (b) with respect to any partnership, any partnership interest or other ownership interest having general voting power to elect the general partner or other management of the partnership or other Person, and (c) with respect to any limited liability company, membership certificates or interests having general voting power under ordinary circumstances to elect managers of such limited liability company.

“Wells Fargo” means Wells Fargo Bank, National Association and its successors.

“Withholding Agent” means the Borrower, any Guarantor or the Administrative Agent.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.02. Computation of Time Periods. In the Credit Documents in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”.

Section 1.03. Accounting Terms; Changes in GAAP.

(a) All accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP applied on a consistent basis with those applied in the preparation of the latest financial statements furnished to the Lenders hereunder (which prior to the delivery of the first financial statements under Section 5.06 hereof, shall mean the Financial Statements).

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(b) Unless otherwise indicated, all financial statements of the Borrower and its Subsidiaries (including the Holdco Entities), all calculations for compliance with covenants in this Agreement and all calculations of any amounts to be calculated under the definitions in Section 1.01 shall be based upon the consolidated accounts of the Borrower and its Subsidiaries (including the Holdco Entities) in accordance with GAAP and consistent with the principles applied in the preparation of the latest financial statements furnished to the Lenders hereunder which, prior to the delivery of the first financial statements under Section 5.06 hereof, shall mean the Financial Statements (it being understood that the Excluded Subsidiaries shall not be consolidated with the Borrower and its Subsidiaries (including the Holdco Entities) for purposes of calculating compliance with any financial covenants set forth in this Agreement but any amounts distributed by the Excluded Subsidiaries and any joint venture (including, without limitation, the JV Entities) directly or indirectly owned by the Borrower, any of its Subsidiaries or any Holdco Entity to the Borrower or any of its Subsidiaries (including the Holdco Entities but excluding any other Excluded Subsidiary) may be included in any such calculation to the extent such distributed amounts are so received by the Borrower and its Subsidiaries (including the Holdco Entities but excluding any other Excluded Subsidiary)).

(c) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Credit Document, and either the Borrower or the Majority Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Majority Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and, as applicable, the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP; and provided further that if at any time any change in GAAP would require that operating leases entered into in the ordinary course of business be treated in a manner similar to capital leases under GAAP, all financial covenants, requirements and terms in this Agreement shall continue to be calculated or construed as if such change in GAAP had not occurred and no operating lease shall be treated as a Capital Lease for any purpose hereunder.

Section 1.04. Types of Advances and Borrowings. Advances are distinguished by “Type.” The “Type” of an Advance refers to the determination whether such Advance is a Eurodollar Rate Advance or Alternate Base Rate Advance.

Section 1.05. Miscellaneous. Article, Section, Schedule and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.

Section 1.06. Rates. The interest rate on Eurodollar Rate Advances and Alternate Base Rate Advances (when determined by reference to clause (c) of the definition of Alternate Base Rate) may be determined by reference to USD LIBOR, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, ICE Benchmark Administration (“IBA”), the administrator of the London interbank offered rate, and the Financial Conduct Authority (the “FCA”), the regulatory supervisor of IBA, announced in public statements (the “Announcements”) that the final publication or representativeness date for the London interbank offered

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rate for Dollars for: (a) 1-week and 2-month tenor settings will be December 31, 2021 and (b) overnight, 1-month, 3-month, 6-month and 12-month tenor settings will be June 30, 2023. No successor administrator for IBA was identified in such Announcements. As a result, it is possible that commencing immediately after such dates, the London interbank offered rate for such tenors may no longer be available or may no longer be deemed a representative reference rate upon which to determine the interest rate on Eurodollar Rate Advances or Alternate Base Rate Advances (when determined by reference to clause (c) of the definition of Alternate Base Rate). There is no assurance that the dates set forth in the Announcements will not change or that IBA or the FCA will not take further action that could impact the availability, composition or characteristics of any London interbank offered rate. Public and private sector industry initiatives have been and continue, as of the date hereof, to be underway to implement new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate or any other then-current Benchmark is no longer available or in certain other circumstances set forth in Section 2.19, such Section 2.19 provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrower, pursuant to Section 2.19, of any change to the reference rate upon which the interest rate on Eurodollar Rate Advances and Alternate Base Rate Advances (when determined by reference to clause (c) of the definition of Alternate Base Rate) is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the administration of, submission of, calculation of or any other matter related to the London interbank offered rate or other rates in the definition of “USD LIBOR” or with respect to any alternative, comparable or successor rate thereto, or replacement rate thereof (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement reference rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.19, will be similar to, or produce the same value or economic equivalence of, USD LIBOR or any other Benchmark, or have the same volume or liquidity as did the London interbank offered rate or any other Benchmark prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any Benchmark Replacement Conforming Changes.

Section 1.07. Divisions. For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

ARTICLE II

CREDIT FACILITIES

Section 2.01. Making the Advances.

(a) Advances. Each Lender having a Commitment severally agrees, on the terms and conditions set forth in this Agreement, to make Advances to the Borrower from time to time on any Business Day during the period from the date of this Agreement until the Revolver Termination Date in an aggregate outstanding amount up to but not to exceed at any time outstanding its Commitment, as such amount may be reduced pursuant to Section 2.03, 7.02, and 7.03 or increased pursuant to Section 2.14, as applicable; provided, however that the aggregate outstanding principal amount of all Advances plus the aggregate Letter of Credit Exposure shall not at any time exceed the aggregate Commitments.

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(b) Generally. Each Borrowing shall, in the case of Borrowings consisting of Alternate Base Rate Advances, be in an aggregate amount not less than $500,000 and in integral multiples of $100,000 in excess thereof (except any Borrowing of Alternate Base Rate Advances may be in an amount equal to the availability at such time), and in the case of Borrowings consisting of Eurodollar Rate Advances, be in an aggregate amount not less than $1,000,000 or in integral multiples of $500,000 in excess thereof, and in each case shall consist of Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitments. Within the limits of each Lender’s Commitment, and subject to the terms of this Agreement, the Borrower may from time to time borrow, prepay, and reborrow Advances.

(c) Notes. If requested by any Lender, the indebtedness of the Borrower to such Lender resulting from the Advances owing to such Lender shall be evidenced by a Note of the Borrower payable to such Lender.

Section 2.02. Method of Borrowing.

(a) Notice. Each Borrowing shall be made pursuant to a Notice of Borrowing or other written notice acceptable to the Administrative Agent specifying the information required herein (or by telephone notice promptly confirmed in writing by a Notice of Borrowing or, at the discretion of the Administrative Agent, by any other acceptable means), given not later than 11:00 a.m. (Dallas, Texas time) (i) on the third Business Day before the date of the proposed Borrowing, in the case of a Borrowing comprised of Eurodollar Rate Advances or (ii) on the Business Day of the proposed Borrowing, in the case of a Borrowing comprised of Alternate Base Rate Advances, by the Borrower to the Administrative Agent, which shall in turn give to each Lender prompt notice of such proposed Borrowing by hand delivery, telecopier, telex, e-mail, or other electronic transmission. Each Notice of Borrowing or other written notice shall be given by hand delivery, telecopier, telex, e-mail, or other electronic transmission, confirmed in writing or by other acceptable means to the extent requested. In the case of a proposed Borrowing comprised of Eurodollar Rate Advances, the Administrative Agent shall promptly notify each Lender of the applicable interest rate under Section 2.07(b). Each Lender shall, before 12:00 p.m. (Dallas, Texas time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 9.02, or such other location as the Administrative Agent may specify by notice to the Lenders, in same day funds, such Lender’s Pro Rata Share of such Borrowing. Subject to Section 2.02(e), after the Administrative Agent’s receipt of such funds and upon fulfillment (or waiver in writing) of the applicable conditions set forth in Article III, the Administrative Agent shall make such funds available to the Borrower at its account with the Administrative Agent or to any other account designated by the Borrower in writing.

(b) Conversions and Continuations. The Borrower may elect to Convert or continue any Borrowing under this Section 2.02 by delivering an irrevocable Notice of Conversion or Continuation or other written notice acceptable to the Administrative Agent specifying the information required therein to the Administrative Agent at the Administrative Agent’s office, no later than 11:00 a.m. (Dallas, Texas time) (i) on the date which is at least three Business Days in advance of the proposed Conversion or continuation date in the case of a Conversion to or a continuation of a Borrowing comprised of Eurodollar Rate Advances and (ii) on the Business Day of the proposed conversion date in the case of a Conversion to a Borrowing comprised of Alternate Base Rate Advances. Each such Notice of Conversion or Continuation or other written notice shall be in writing (or by telephone notice promptly confirmed in writing by a Notice of Conversion or Continuation or, at the discretion of the Administrative Agent, by any other acceptable means), and shall be given by hand delivery, telecopier, telex, e-mail, or other electronic transmission,

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confirmed in writing or other acceptable means to the extent requested. Promptly after receipt of a Notice of Conversion or Continuation or other written notice under this Section, the Administrative Agent shall provide each Lender with a copy thereof and, in the case of a Conversion to or a continuation of a Borrowing comprised of Eurodollar Rate Advances, notify each Lender of the applicable interest rate under Section 2.07(b).

(c) Certain Limitations. Notwithstanding anything in paragraphs 2.02(a) and 2.02(b) above:

(i) at no time shall there be more than ten (10) Interest Periods applicable to outstanding Eurodollar Rate Advances and the Borrower may not select Eurodollar Rate Advances for any Borrowing at any time that an Event of Default has occurred and is continuing;

(ii) if any Lender shall, at least one Business Day before the date of any requested Borrowing, Conversion or continuation, notify the Administrative Agent and the Borrower that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other Governmental Authority asserts that it is unlawful, for such Lender or its Eurodollar Lending Office to perform its obligations under this Agreement to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances, the right of the Borrower to select Eurodollar Rate Advances from such Lender shall be suspended until such Lender shall notify the Administrative Agent and the Borrower that the circumstances causing such suspension no longer exist, and the Advance made by such Lender in respect of such Borrowing, Conversion or continuation shall be an Alternate Base Rate Advance;

(iii) if the Administrative Agent is unable to determine in good faith the Eurodollar Rate for Eurodollar Rate Advances comprising any requested Borrowing, the right of the Borrower to select Eurodollar Rate Advances for such Borrowing or for any subsequent Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and each Advance comprising such Borrowing shall be an Alternate Base Rate Advance;

(iv) if the Majority Lenders shall, at least one Business Day before the date of any requested Borrowing, notify the Administrative Agent and the Borrower that the Eurodollar Rate for Eurodollar Rate Advances comprising such Borrowing will not adequately reflect the cost to such Lenders of making or funding their respective Eurodollar Rate Advances, as the case may be, for such Borrowing, the right of the Borrower to select Eurodollar Rate Advances for such Borrowing or for any subsequent Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and each Advance comprising such Borrowing shall be an Alternate Base Rate Advance;

(v) if the Borrower delivers a Notice of Conversion or Continuation to the Administrative Agent but fails to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of “Interest Period” in Section 1.01 and paragraph 2.02(b) above, the Administrative Agent shall so notify the Borrower and the Lenders and such Advances shall be made available to the Borrower on the date of such Borrowing as Eurodollar Rate Advances or, if an existing Advance, Converted into Eurodollar Rate Advances, in each case with an Interest Period equal to one month; and

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(vi) if the Borrower fails to deliver a Notice of Conversion or Continuation to the Administrative Agent with respect to any Eurodollar Rate Advance in accordance with Section 2.02(b)(i) hereof, such Eurodollar Rate Advances shall, at the end of the applicable Interest Period, be Converted into Alternate Base Rate Advances.

(d) Notices Irrevocable. Each Notice of Borrowing and Notice of Conversion or Continuation, once delivered, shall be irrevocable and binding on the Borrower. In the case of any Borrowing which the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, reasonable out-of-pocket cost or expense incurred by such Lender as a result of any failure by the Borrower to fulfill on or before the date specified in such Notice of Borrowing, the applicable conditions set forth in Article III that are not otherwise waived in writing, including, without limitation, any loss (including any loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

(e) Administrative Agent Reliance. Unless the Administrative Agent shall have received notice from a Lender before the date of any Borrowing that such Lender shall not make available to the Administrative Agent such Lender’s Pro Rata Share of the Borrowing, the Administrative Agent may assume that such Lender has made its Pro Rata Share of such Borrowing available to the Administrative Agent on the date of such Borrowing in accordance with Section 2.02(a) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made its Pro Rata Share of such Borrowing available to the Administrative Agent, such Lender and the Borrower severally agree to immediately repay to the Administrative Agent on demand such corresponding amount, together with interest on such amount, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable on such day to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate for such day. If such Lender shall repay to the Administrative Agent such corresponding amount and interest as provided above, such corresponding amount so repaid shall constitute such Lender’s Advance as part of such Borrowing for purposes of this Agreement even though not made on the same day as the other Advances comprising such Borrowing.

(f) Lenders’ Obligations Several. The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, to make its Advance on the date of such Borrowing. No Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

Section 2.03. Reduction of the Commitments.

(a) The Borrower shall have the right, upon at least three Business Days’ notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portion of the Commitment; provided that each partial reduction shall be in the aggregate amount of $1,000,000 or in integral multiples of $500,000 in excess thereof. Each notice delivered by the Borrower pursuant to this Section 2.03 shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower in connection with a refinancing or a sale may state that such notice is conditioned upon the effectiveness of other credit facilities or such sale agreement, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

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(b) Except as provided in the immediately preceding sentence, any reduction and termination of the Commitments pursuant to this Section 2.03 shall be applied ratably to each Lender’s Commitment and shall be permanent, with no obligation of the Lenders to reinstate such Commitments and the commitment fees provided for in Section 2.06(a) shall thereafter be computed on the basis of the Commitments as so reduced.

Section 2.04. Prepayment of Advances.

(a) Optional. The Borrower may prepay Advances, after giving by 11:00 a.m. (Dallas, Texas time) (i) in the case of Eurodollar Rate Advances, at least three Business Days’ or (ii) in case of Alternate Base Rate Advances, at least one Business Day’s, irrevocable prior written notice to the Administrative Agent stating the proposed date and aggregate principal amount of such prepayment; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.03, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.03. If any such notice is given, the Borrower shall prepay Advances comprising part of the same Borrowing in whole or ratably in part in an aggregate principal amount equal to the amount specified in such notice, together with accrued interest to the date of such prepayment on the principal amount prepaid and amounts, if any, required to be paid pursuant to Section 2.10 as a result of such prepayment being made on such date; provided, however, that each partial prepayment with respect to: (A) any Borrowing comprised of Alternate Base Rate Advances shall be made in an initial minimum aggregate principal amount of $500,000 and thereafter in $100,000 multiples in excess thereof and in an aggregate principal amount such that after giving effect thereto such Borrowing shall have a principal amount outstanding of at least $500,000 and (B) any Borrowing comprised of Eurodollar Rate Advances shall be made in an initial minimum aggregate principal amount of $1,000,000 and thereafter in $500,000 multiples in excess thereof and in an aggregate principal amount such that after giving effect thereto such Borrowing shall have a principal amount outstanding of at least $1,000,000. Full prepayments of any Borrowing are permitted without restriction of amounts. Each prepayment under this Section 2.04(a) shall be allocated between the Borrowings as determined by the Borrower.

(b) Mandatory.

(i) Advances Exceeding Commitments. On any date that the sum of the outstanding Advances plus the Letter of Credit Exposure exceeds the Commitments (including as a result of the reduction of Commitments pursuant to Section 2.03), the Borrower shall, to the extent of such excess, prepay to the Lenders on a pro rata basis the outstanding principal amount of the Advances or if all such Advances have been repaid, the Borrower shall deposit with the Administrative Agent into the Cash Collateral Account an amount equal to such excess.

(ii) Accrued Interest. Each prepayment under this Section 2.04(b) shall be accompanied by accrued interest on the amount prepaid to the date of such prepayment and amounts, if any, required to be paid pursuant to Section 2.10 as a result of such prepayment.

(c) Illegality. If any Lender shall notify the Administrative Agent and the Borrower that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other Governmental Authority asserts that it is unlawful for such Lender or its Eurodollar Lending Office to perform its obligations under this Agreement to maintain any Eurodollar Rate Advances of such Lender then outstanding hereunder, (i) the Borrower shall, no later than 11:00 a.m. (Dallas, Texas time) (A) if not prohibited by law, on the

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last day of the Interest Period for each outstanding Eurodollar Rate Advance made by such Lender or (B) if required by such notice, on the second Business Day following its receipt of such notice prepay all of the Eurodollar Rate Advances made by such Lender then outstanding, together with accrued interest on the principal amount prepaid to the date of such prepayment and amounts, if any, required to be paid pursuant to Section 2.10 as a result of such prepayment being made on such date, (ii) such Lender shall simultaneously make an Alternate Base Rate Advance to the Borrower on such date in an amount equal to the aggregate principal amount of the Eurodollar Rate Advances prepaid to such Lender, and (iii) the right of the Borrower to select Eurodollar Rate Advances from such Lender for any subsequent Borrowings shall be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist; provided, that such Lender agrees to use reasonable efforts to designate a different Applicable Lending Office if the making of such designation would avoid such payment, and would not, in its reasonable judgment, be otherwise disadvantageous to such Lender.

(d) No Additional Right; Ratable Prepayment. The Borrower shall have no right to prepay any principal amount of any Advance except as provided in this Section 2.04, and except as provided in Section 2.04(a), all notices given pursuant to this Section 2.04 shall be irrevocable and binding upon the Borrower. Each payment of any Advance pursuant to this Section 2.04 shall be made in a manner such that all Advances comprising part of the same Borrowing are paid in whole or ratably in part.

Section 2.05. Repayment of Advances. The Borrower shall repay to the Administrative Agent for the ratable benefit of the Lenders the outstanding principal amount of each Advance, together with any accrued interest thereon, on the Final Maturity Date or such earlier date pursuant to Section 7.02 or Section 7.03; provided, if pursuant to an extension of the Final Maturity Date pursuant to Section 2.18, Lenders shall have differing Final Maturity Dates, on each such Final Maturity Date Borrower shall repay to the Administrative Agent for the ratable benefit of the Lenders with such Final Maturity Date the outstanding principal amount of Advances, together with any accrued interest thereon, owing to such Lenders.

Section 2.06. Fees.

(a) Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee on the daily amount by which such Lender’s Commitment exceeds the sum of such Lender’s outstanding Advances plus its Pro Rata Share of the aggregate Letter of Credit Exposure, at a rate equal to the Applicable Margin for commitment fees from the date of this Agreement until the Revolver Termination Date. All commitment fees required hereunder shall be due and payable quarterly in arrears on the fifth (5th) Business Day following the last day of each March, June, September and December for the previous calendar quarter, commencing on October 6, 2017 and continuing thereafter through the Revolver Termination Date and on the Revolver Termination Date.

(b) Administrative Agent and Certain Arranger Fees. The Borrower agrees to pay to the Administrative Agent and to Wells Fargo Securities, LLC the fees described in the letter dated June 16, 2017 from the Administrative Agent and Wells Fargo Securities, LLC to the Borrower (the “Fee Letter”).

(c) Letter of Credit Fees. The Borrower agrees to pay to, with respect to Letters of Credit issued hereunder, the following fees: (i) to the Administrative Agent for the pro rata benefit of the Lenders, a fee per annum for each Letter of Credit issued hereunder equal to the Applicable Margin for letter of credit fees on the face amount of such Letter of Credit, (ii) to the Administrative Agent, for each Issuing Bank, a per annum letter of credit fronting fee in an amount equal to the

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greater of (y) $500.00 and (z) 0.125% of the face amount of each Letter of Credit and (iii) to the applicable Issuing Bank any other fees agreed to in writing between the Borrower and such Issuing Bank. Each such fee shall be payable quarterly in arrears on the fifth (5th) Business Day following the last day of each March, June, September and December for the previous calendar quarter commencing on October 6, 2017, and on the Final Maturity Date.

(d) If any Lender shall become a Defaulting Lender, then, notwithstanding Sections 2.06(a) and 2.06(c) above and without prejudicing any right or remedy that the Borrower may have with respect to, on account of, arising from or relating to any event pursuant to which such Lender shall be a Defaulting Lender, no commitment fee or letter of credit fees shall accrue for the account of such Lender from and after the date upon which such Lender shall have become a Defaulting Lender; provided that the Borrower shall pay to each Non-Defaulting Lender that portion of any letter of credit fee otherwise payable to such Defaulting Lender that has been reallocated to such Non-Defaulting Lender pursuant to Section 2.17(a)(iv).

Section 2.07. Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance made by each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

(a) Alternate Base Rate Advances. If such Advance is an Alternate Base Rate Advance, a rate per annum equal at all times to the Alternate Base Rate in effect from time to time plus the Applicable Margin in effect from time to time, payable in arrears on the fifth (5th) Business Day following the last day of each March, June, September and December for the previous calendar quarter, commencing on October 6, 2017 and on the date such Alternate Base Rate Advance shall be paid in full, provided that (i) upon the occurrence and during the continuance of any Event of Default under Section 7.01(a) or (e), such Advance and all interest thereon shall bear interest at a rate per annum equal to the Alternate Base Rate in effect from time to time plus the Applicable Margin plus two percent (2.00%) per annum, and (ii) all past due principal of such Advance (and, at the written request of Majority Lenders, all past due Obligations with respect to such Advance) shall bear interest at a rate per annum equal to the Alternate Base Rate in effect from time to time plus the Applicable Margin plus two percent (2.00%) per annum, in each case payable on written demand.

(b) Eurodollar Rate Advances. If such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during the Interest Period for such Advance to the Eurodollar Rate for such Interest Period plus the Applicable Margin in effect from time to time, payable on the last day of such Interest Period, and, in the case of Interest Periods of more than three months duration, on each day which occurs during such Interest Period at intervals of three months from the first day of such Interest Period, provided that (i) upon the occurrence and during the continuance of any Event of Default under Section 7.01(a) or (e), such Advance and all interest thereon shall bear interest at a rate per annum equal to the applicable Eurodollar Rate for such Advance plus the Applicable Margin plus two percent (2.00%) per annum, and (ii) all past due principal of such Advance (and, at the written request of Majority Lenders, all past due Obligations with respect to such Advance) shall bear interest at a rate per annum equal to the applicable Eurodollar Rate for such Advance plus the Applicable Margin plus two percent (2.00%) per annum, in each case payable on written demand.

(c) Additional Interest on Eurodollar Rate Advances. The Borrower shall pay to each Lender, so long as any such Lender shall be required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Eurodollar Rate

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Advance of such Lender, from the effective date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for the Interest Period for such Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Lender for such Interest Period, payable on each date on which interest is payable on such Advance. Such additional interest payable to any Lender shall be determined by such Lender and notified to the Borrower in writing through the Administrative Agent (such notice to include the detailed calculation of such additional interest, which calculation shall be conclusive in the absence of manifest error).

(d) Usury Recapture.

(i) If, with respect to any Lender, the effective rate of interest contracted for under the Credit Documents, including the stated rates of interest and fees contracted for hereunder and any other amounts contracted for under the Credit Documents which are deemed to be interest, at any time exceeds the Maximum Rate, then the outstanding principal amount of the loans made by such Lender hereunder shall bear interest at a rate which would make the effective rate of interest for such Lender under the Credit Documents equal the Maximum Rate until the difference between the amounts which would have been due at the stated rates and the amounts which were due at the Maximum Rate (the “Lost Interest”) has been recaptured by such Lender.

(ii) If, when the loans made hereunder are repaid in full, the Lost Interest has not been fully recaptured by such Lender pursuant to the preceding paragraph, then, to the extent permitted by law, for the loans made hereunder by such Lender the interest rates charged under Section 2.07 hereunder shall be retroactively increased such that the effective rate of interest under the Credit Documents was at the Maximum Rate since the effectiveness of this Agreement to the extent necessary to recapture the Lost Interest not recaptured pursuant to the preceding sentence and, to the extent allowed by law, the Borrower shall pay to such Lender the amount of the Lost Interest remaining to be recaptured by such Lender.

(iii) Notwithstanding the foregoing or any other term in this Agreement and the Credit Documents to the contrary, it is the intention of each Lender and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Maximum Rate, then any such excess shall be canceled automatically and, if previously paid, shall at such Lender’s option be applied to the outstanding amount of the loans made hereunder by such Lender or be refunded to the Borrower.

(e) Default Rate on Other Obligations. After the occurrence and during the continuance of any Event of Default under Section 7.01(a) or (e), all Obligations other than those described in Sections 2.07(a) and (b) shall bear interest at a rate per annum equal at all times to the otherwise applicable interest rate plus two percent (2.00%) per annum, payable on written demand.

Section 2.08. Payments and Computations.

(a) Payment Procedures. The Borrower shall make each payment under this Agreement and under the Notes (if any) not later than 11:00 a.m. (Dallas, Texas time) on the day when due in Dollars to the Administrative Agent, in same day funds without deduction (except for deductions made pursuant to a Legal Requirement), set-off, or counterclaim of any kind and shall

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send notice of such payments to the Administrative Agent at 1000 Louisiana Street, 9th Floor, Houston, Texas 77002, Attention: Dalton Harris. The Administrative Agent shall promptly thereafter cause to be distributed like funds relating to the payment of principal, interest, or fees ratably (other than amounts payable solely to the Administrative Agent, the relevant Issuing Bank, or a specific Lender pursuant to Section 2.06(b), 2.06(c), 2.10, 2.11, 2.12, 2.13 8.05, 9.04 or 9.07) in accordance with each Lender’s Pro Rata Share to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender or any Issuing Bank to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement.

(b) Computations. All computations of interest based on the Alternate Base Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate and the Federal Funds Rate and of fees shall be made by the Administrative Agent, on the basis of a year of 360 days, in each case for the actual number of days (including the first day, but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate or fee shall be conclusive and binding for all purposes, absent manifest error.

(c) Non-Business Day Payments. Whenever any payment shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

(d) Administrative Agent Reliance. Unless the Administrative Agent shall have received written notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower shall not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender, together with interest, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate for such day.

Section 2.09. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances or Letter of Credit Obligations made by it in excess of its Pro Rata Share, as applicable, of payments on account of the Advances or Letter of Credit Obligations obtained by all the Lenders, such Lender shall notify the Administrative Agent and forthwith purchase from the other Lenders such participations in the Advances made by them or Letter of Credit Obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such Lender’s ratable share (according to the proportion of (a) the amount of the participation sold by such Lender to the purchasing Lender as a result of such excess payment to (b) the total amount of such excess payment) of such recovery, together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to the purchasing Lender to (ii) the total amount of all such required repayments to the

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purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.09 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

Section 2.10. Breakage Costs. If (a) any payment of principal of any Eurodollar Rate Advance is made other than on the last day of the Interest Period for such Advance, whether as a result of any payment pursuant to Section 2.04, the acceleration of the maturity of the Obligations pursuant to Article VII, or for any other reason or (b) the Borrower fails to make a principal or interest payment with respect to any Eurodollar Rate Advance on the date such payment is due and payable, the Borrower shall, within ten days of any written demand sent by any Lender to the Borrower through the Administrative Agent (which demand shall provide a statement explaining the amount and setting forth the computation of any such loss or expense), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, out-of-pocket costs or expenses which it may reasonably incur as a result of such payment or nonpayment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

Section 2.11. Increased Costs.

(a) Eurodollar Rate Advances. If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation occurring on or after the date of this Agreement (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any regulations pursuant thereto and all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, regardless of when enacted, adopted or issued) or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase occurring on or after the date of this Agreement in the cost (other than costs attributable to the imposition of, or any change in the rate of, any Taxes or Excluded Taxes) to any Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Advances, then the Borrower shall from time-to-time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), promptly pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost; provided, that, before making any such demand, (x) such Lender agrees to promptly notify the Borrower and to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in its reasonable judgment, be otherwise disadvantageous, and (y) such Lender is generally seeking, or intends generally to seek, compensation from similarly situated borrowers under similar credit facilities (to the extent such Lender has the right under such similar credit facilities to do so) with respect to any event referred to in the preceding clause (i) or (ii). A certificate as to the amount of such increased cost and detailing the calculation of such cost submitted to the Borrower and the Administrative Agent by such Lender shall be conclusive and binding for all purposes, absent manifest error.

(b) Capital Adequacy. If any Lender or Issuing Bank reasonably determines that its required compliance with any law or regulation or any guideline or request from any central bank or other Governmental Authority, including, without limitation, the implementation of the Dodd-

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Frank Wall Street Reform and Consumer Protection Act (whether or not having the force of law) and any requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III (whether or not having the force of law), affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender or Issuing Bank or any corporation controlling such Lender or Issuing Bank and that the amount of the capital or liquidity is increased by or based upon the existence of such Lender’s commitment to lend or such Issuing Bank’s commitment to issue the Letters of Credit and other commitments of this type, then, upon thirty days’ prior written notice by such Lender or Issuing Bank (with a copy of any such demand to the Administrative Agent), the Borrower shall promptly pay to the Administrative Agent for the account of such Lender or Issuing Bank, as the case may be, from time-to-time as specified by such Lender or Issuing Bank, additional amounts sufficient to compensate such Lender or Issuing Bank, in light of the circumstances, to the extent that such Lender or Issuing Bank, as the case may be, (x) reasonably determines the increase in capital to be allocable to the existence of such Lender’s commitment to lend or such Issuing Bank’s commitment to issue the Letters of Credit under this Agreement and (y) is generally seeking, or intends generally to seek, compensation from similarly situated borrowers under similar credit facilities (to the extent such Lender or Issuing Bank has the right under such similar credit facilities to do so) with respect to such required compliance with any law or regulation or any guideline or request from any central bank or other Governmental Authority regarding capital requirements. A certificate as to the amounts showing in reasonable detail the calculation of the amounts submitted to the Borrower by such Lender or Issuing Bank shall be presumptively correct, absent manifest error.

(c) Letters of Credit. If any change in any law or regulation or in the interpretation thereof by any court or administrative or Governmental Authority charged with the administration thereof shall either (i) impose, modify, or deem applicable any reserve, special deposit, or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, an Issuing Bank or (ii) impose on an Issuing Bank any other condition regarding the provisions of this Agreement relating to the Letters of Credit or any Letter of Credit Obligations, and the result of any event referred to in the preceding clause (i) or (ii) shall be to increase the cost to such Issuing Bank of issuing or maintaining any Letter of Credit (which increase in cost shall be determined by such Issuing Bank’s reasonable allocation of the aggregate of such cost increases resulting from such event), then, upon demand by such Issuing Bank, the Borrower shall pay to the Administrative Agent for the account of such Issuing Bank, from time to time as specified by such Issuing Bank, additional amounts which shall be sufficient to compensate such Issuing Bank for such increased cost; provided that such Issuing Bank is generally seeking, or intends generally to seek, compensation from similarly situated borrowers under similar credit facilities (to the extent such Issuing Bank has the right under such similar credit facilities to do so) with respect to any event referred to in the preceding clause (i) or (ii). A certificate as to such increased cost incurred by such Issuing Bank, as a result of any event mentioned in clause (i) or (ii) above, and detailing the calculation of such increased costs submitted by such Issuing Bank to the Borrower, shall be conclusive and binding for all purposes, absent manifest error.

(d) Limitation on Compensation. Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower of any change in any law or regulation or in the interpretation thereof by any court or administrative or Governmental Authority giving rise

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to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor; provided, further, that, if the change in any law or regulation or in the interpretation thereof by any court or administrative or Governmental Authority giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.12. Taxes.

(a) No Deduction for Certain Taxes. Any and all payments by the Borrower shall be made, in accordance with Section 2.08, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender, each Issuing Bank and the Administrative Agent, (i) taxes imposed on its income, and franchise taxes and branch profits taxes imposed on it, by the United States of America, the jurisdiction under the laws of which such Lender, such Issuing Bank or the Administrative Agent (as the case may be) is organized, the jurisdiction in which its principal office or Applicable Lending Office is located, or any political subdivision of the foregoing, (ii) in the case of any Non-U.S. Lender (other than an assignee pursuant to a request by the Borrower under Section 2.15), any withholding tax that is imposed on amounts payable to such Non-U.S. Lender at the time such Non-U.S. Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Non-U.S. Lender’s failure or inability (other than as a result of a change in law) to comply with Section 2.12(c), except to the extent that such Non-U.S. Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.12(a), and (iii) any United States withholding tax imposed by FATCA (all such taxes collectively referred to as “Excluded Taxes”, and all such taxes, levies, imposts, deductions, charges, withholdings and liabilities other than the Excluded Taxes being hereinafter referred to as “Taxes”). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable to any Lender, any Issuing Bank, or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12), such Lender, such Issuing Bank, or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made; (ii) the Borrower shall make such deductions; and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Notes (if any), or the other Credit Documents (hereinafter referred to as “Other Taxes”). As soon as practicable after any payment of Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(b) Indemnification. THE BORROWER HEREBY INDEMNIFIES EACH LENDER, EACH ISSUING BANK, AND THE ADMINISTRATIVE AGENT FOR THE FULL AMOUNT OF TAXES OR OTHER TAXES (INCLUDING, WITHOUT LIMITATION, ANY TAXES OR OTHER TAXES IMPOSED BY ANY JURISDICTION ON AMOUNTS PAYABLE UNDER THIS SECTION 2.12) PAID BY SUCH LENDER, SUCH ISSUING BANK, OR THE ADMINISTRATIVE AGENT, AS THE CASE MAY BE, AND ANY LIABILITY ARISING THEREFROM OR WITH RESPECT THERETO. EACH PAYMENT REQUIRED TO BE MADE BY THE BORROWER IN RESPECT OF THIS INDEMNIFICATION SHALL BE

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MADE TO THE ADMINISTRATIVE AGENT FOR THE BENEFIT OF ANY PARTY CLAIMING SUCH INDEMNIFICATION WITHIN THIRTY DAYS FROM THE DATE THE BORROWER RECEIVES WRITTEN DEMAND THEREFOR FROM THE ADMINISTRATIVE AGENT ON BEHALF OF ITSELF AS ADMINISTRATIVE AGENT, SUCH ISSUING BANK, OR ANY SUCH LENDER.

(c) Lender Tax Status. Each Lender and Issuing Bank that is not organized under the laws of the United States of America or a state thereof (a “Non-U.S. Lender”) agrees that it shall deliver to the Borrower and the Administrative Agent on the date of this Agreement or upon, and as a condition to, the effectiveness of any Assignment and Acceptance (i) two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable, or W-8ECI or successor applicable form, as the case may be, certifying in each case that such Lender is entitled to receive payments under this Agreement and the Notes (if any) payable to it, without deduction or withholding of any United States federal income taxes, (ii) if applicable, an Internal Revenue Service Form W-8 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding, and (iii) any other governmental forms which are necessary or required under an applicable tax treaty or otherwise by law to reduce or eliminate any withholding tax which have been reasonably requested by the Borrower. Each Lender that is organized under the laws of the United States of America or a state thereof shall deliver to the Borrower and the Administrative Agent on the date of this Agreement or upon, and as a condition to, the effectiveness of any Assignment and Acceptance an Internal Revenue Service Form W-9 or successor form to establish an exemption from United States backup withholding. Each Lender which delivers to the Borrower and the Administrative Agent a Form W-8BEN or W-8BEN-E, as applicable, or W-8ECI and Form W-8 or W-9 pursuant to the foregoing sentences further undertakes to deliver to the Borrower and the Administrative Agent two further copies of the said documents and Form W-8BEN or W-8BEN-E, as applicable, or W-8ECI and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such documents or form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent letter and form previously delivered by it to the Borrower and the Administrative Agent, and such extensions or renewals thereof as may reasonably be requested by the Borrower and the Administrative Agent certifying in the case of a Form W-8BEN or W-8BEN-E, as applicable, or W-8ECI that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. If an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any delivery required by the preceding sentence would otherwise be required which renders all such forms inapplicable or which would prevent any Lender from duly completing and delivering any such letter or form with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax, such Lender shall not be required to deliver such letter or forms.

(d) FATCA. If a payment made to the Administrative Agent, a Lender, or an Issuing Bank under this Agreement would be subject to United States federal withholding tax imposed by FATCA if the Administrative Agent, such Lender, or such Issuing Bank fails to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), the Administrative Agent, such Lender, or such Issuing Bank shall deliver to the Withholding Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Withholding Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent as may be necessary for the Withholding Agent to comply with its obligations under FATCA, to determine that the

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Administrative Agent, such Lender, or such Issuing Bank has complied with the Administrative Agent’s, such Lender’s, or such Issuing Bank’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.

(e) Refunds. If the Administrative Agent, a Lender or an Issuing Bank determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or such Issuing Bank, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent, such Lender or such Issuing Bank, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or such Issuing Bank in the event the Administrative Agent, such Lender or such Issuing Bank is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Administrative Agent, any Lender or an Issuing Bank to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

Section 2.13. Letters of Credit.

(a) Letter of Credit Commitment. From time to time from the date of this Agreement until the date which is five Business Days prior to the Revolver Termination Date, at the request of the Borrower or, if the Borrower makes such request to the Administrative Agent, the Administrative Agent, each Issuing Bank shall, on the terms and conditions hereinafter set forth, issue, increase, or extend the expiration date of Letters of Credit in an aggregate amount not to exceed its Letter of Credit Commitment for the account of the Borrower or any of its Subsidiaries on any Business Day. No Letter of Credit shall be issued, increased, or extended:

(i) unless such issuance, increase, or extension would not cause the Letter of Credit Exposure to exceed the lesser of (A) the Letter of Credit Sublimit or (B) the aggregate amount of the unused Commitments;

(ii) unless such Letter of Credit has an Expiration Date not later than the earlier of (A) twelve months after the date of issuance thereof (or, if extendable beyond such period, unless such Letter of Credit is cancelable upon at least thirty days’ notice given by the applicable Issuing Bank to the beneficiary of such Letter of Credit) and (B) five days prior to the Revolver Termination Date (unless the Borrower shall have deposited with the Administrative Agent into the Cash Collateral Account an amount equal to 102% of the face amount of such Letter of Credit);

(iii) unless such Letter of Credit Documents are in form and substance acceptable to the applicable Issuing Bank in its sole discretion;

(iv) unless such Letter of Credit is a standby letter of credit not supporting the repayment of indebtedness for borrowed money of any Person;

(v) unless the Borrower has delivered to the applicable Issuing Bank a completed and executed Letter of Credit Application; or

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(vi) if any Lender is a Defaulting Lender, unless the applicable Issuing Bank has entered into arrangements, including the deposit by the Borrower with the Administrative Agent into the Cash Collateral Account such amount as such Issuing Bank may request, up to the maximum amount equal to the Letter of Credit Exposure of such Defaulting Lender, after giving effect to the provisions of Section 2.17(a)(iv).

(b) Participations. Upon the date of the issuance or increase of a Letter of Credit, the applicable Issuing Bank shall be deemed to have sold to each other Lender and each other Lender shall have been deemed to have purchased from such Issuing Bank a participation in the related Letter of Credit Obligations equal to such Lender’s Pro Rata Share at such date and such sale and purchase shall otherwise be in accordance with the terms of this Agreement. Such Issuing Bank shall promptly notify each such participant Lender by telex, telephone, or telecopy of each Letter of Credit issued, increased, or extended or converted and the actual dollar amount of such Lender’s participation in such Letter of Credit.

(c) Issuing. Each Letter of Credit shall be issued, increased, or extended pursuant to a Letter of Credit Application (or by telephone notice promptly confirmed in writing by a Letter of Credit Application or other means acceptable to the applicable Issuing Bank), given not later than 11:00 a.m. (Dallas, Texas time) on the third Business Day before the date of the proposed issuance, increase, or extension of the Letter of Credit, and the Administrative Agent shall give to each Lender prompt notice thereof by telex, telephone or telecopy. Each Letter of Credit Application shall be given by hand delivery, telecopier, telex, e-mail, or other electronic transmission, confirmed in writing or other acceptable means to the extent requested, specifying the information required therein. After the applicable Issuing Bank’s receipt of such Letter of Credit Application and upon fulfillment (or waiver in writing) of the applicable conditions set forth in Article III, such Issuing Bank shall issue, increase, or extend such Letter of Credit for the account of the Borrower or any applicable Subsidiary. Each Letter of Credit Application shall be irrevocable and binding on the Borrower.

(d) Reimbursement. The Borrower hereby agrees to pay on demand to the applicable Issuing Bank an amount equal to any amount paid by such Issuing Bank under any Letter of Credit. In the event an Issuing Bank makes a payment pursuant to a request for draw presented under a Letter of Credit and such payment is not promptly reimbursed by the Borrower upon demand, such Issuing Bank shall give the Administrative Agent notice of the Borrower’s failure to make such reimbursement and the Administrative Agent shall promptly notify each Lender of the amount necessary to reimburse such Issuing Bank. Upon such notice from the Administrative Agent, each Lender shall promptly reimburse such Issuing Bank for such Lender’s Pro Rata Share of such amount and such reimbursement shall be deemed for all purposes of this Agreement to be an Advance to the Borrower transferred at the Borrower’s request to such Issuing Bank. If such reimbursement is not made by any Lender to such Issuing Bank on the same day on which the Administrative Agent notifies such Lender to make reimbursement to such Issuing Bank hereunder, such Lender shall pay interest on its Pro Rata Share thereof to such Issuing Bank at a rate per annum equal to the Federal Funds Rate. The Borrower hereby unconditionally and irrevocably authorizes, empowers, and directs the Administrative Agent and the Lenders to record and otherwise treat such reimbursements to such Issuing Bank as Alternate Base Rate Advances under a Borrowing requested by the Borrower to reimburse such Issuing Bank which have been transferred to such Issuing Bank at the Borrower’s request.

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(e) Obligations Unconditional. The obligations of the Borrower under this Agreement in respect of each Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

(i) any lack of validity or enforceability of any Letter of Credit Documents;

(ii) any amendment or waiver of, or any consent to, departure from any Letter of Credit Documents;

(iii) the existence of any claim, set-off, defense, or other right which the Borrower may have at any time against any beneficiary or transferee of such Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the applicable Issuing Bank, or any other person or entity, whether in connection with this Agreement, the transactions contemplated in this Agreement or in any Letter of Credit Documents, or any unrelated transaction;

(iv) any statement or any other document presented under such Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect to the extent the applicable Issuing Bank would not be liable therefor pursuant to the following Section 2.13(f); or

(v) payment by the applicable Issuing Bank under such Letter of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit;

provided, however, that nothing contained in this Section 2.13(e) shall be deemed to constitute a waiver of any remedies of the Borrower in connection with the Letters of Credit or the Borrower’s rights under Section 2.13(f) below.

(f) Liability of Issuing Bank. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. No Issuing Bank nor any of its officers or directors shall be liable or responsible for:

(i) the use which may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith;

(ii) the validity, sufficiency, or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent, or forged;

(iii) payment by an Issuing Bank against presentation of documents which do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the relevant Letter of Credit; or

(iv) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit (INCLUDING AN ISSUING BANK’S OWN NEGLIGENCE),

except that the Borrower shall have a claim against the applicable Issuing Bank, and such Issuing Bank shall be liable to the Borrower to the extent of any direct, as opposed to consequential, damages suffered by the Borrower which the Borrower proves were caused by (A) such Issuing Bank’s willful misconduct, bad faith, or gross negligence in determining whether documents presented under a Letter of Credit comply with the terms of such Letter of Credit or (B) such Issuing Bank’s willful failure to make lawful payment

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under any Letter of Credit after the presentation to it of a draft and certificate strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, such Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

(g) Cash Collateral Account.

(i) If the Borrower is required to deposit funds in the Cash Collateral Account pursuant to Sections 2.04(b), 2.13(a), 2.17(a), 2.18(b), 7.02(b), or 7.03(b), then the Borrower and the Administrative Agent shall establish the Cash Collateral Account and the Borrower shall execute any documents and agreements that the Administrative Agent reasonably requests in connection therewith to establish the Cash Collateral Account and grant the Administrative Agent an Acceptable Security Interest in such account and the funds therein. The Borrower hereby pledges to the Administrative Agent and grants the Administrative Agent a security interest in (x) the Cash Collateral Account, whenever established, (y) all funds held in the Cash Collateral Account from time to time, and (z) all proceeds thereof as security for the payment of the Obligations.

(ii) So long as no Event of Default exists, (A) the Administrative Agent may apply the funds held in the Cash Collateral Account only to the reimbursement of any Letter of Credit Obligations, and (B) the Administrative Agent shall promptly release to the Borrower at the Borrower’s written request any funds held in the Cash Collateral Account in an amount up to but not exceeding the excess, if any (immediately prior to the release of any such funds), of the total amount of funds held in the Cash Collateral Account over the Letter of Credit Exposure. During the existence of any Event of Default, the Administrative Agent may apply any funds held in the Cash Collateral Account to the Obligations in any order determined by the Administrative Agent, regardless of any Letter of Credit Exposure which may remain outstanding. The Administrative Agent may in its sole discretion at any time release to the Borrower any funds held in the Cash Collateral Account.

(iii) The Administrative Agent shall exercise reasonable care in the custody and preservation of any funds held in the Cash Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Administrative Agent accords its own property, it being understood that the Administrative Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any such funds.

Section 2.14. Commitment Increase.

(a) Subject to the conditions set forth in clauses (b) and (c) of this Section 2.14, the Borrower may request that the amount of the aggregate Commitments be increased one or more times, in each case in a minimum amount of $10,000,000 (or such lesser amount as the Administrative Agent approves) and in integral multiples of $5,000,000 (or such lesser amount as the Administrative Agent approves) in excess thereof; provided that, the aggregate Commitments may not exceed $1,700,000,000. No Lender shall have any obligation to increase its Commitment.

(b) Each such increase shall be effective, without the consent of any Lender (other than any Lender increasing its Commitment) only upon the following conditions being satisfied: (i) no Default or Event of Default has occurred and is continuing at the time thereof or would be caused thereby, (ii) either the Lenders having Commitments hereunder at the time the increase is

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requested agree to increase their Commitments in the amount of the requested increase and/or other financial institutions satisfying the definitions of Eligible Assignee or Approved Affiliate agree to make a Commitment, (iii) such Lenders and other financial institutions, if any, shall have executed and delivered to the Administrative Agent a Commitment Increase Agreement or a New Lender Agreement, as applicable, and (iv) the Borrower shall have delivered such evidence of authority for the increase (including without limitation, certified resolutions of the board of directors or other governing body of the Ultimate General Partner authorizing such increase) as the Administrative Agent may reasonably request.

(c) Each financing institution to be added to this Agreement as described in Section 2.14(b)(ii) above shall execute and deliver to the Administrative Agent a New Lender Agreement, pursuant to which it becomes a party to this Agreement. Each Lender agreeing to increase its Commitment as described in Section 2.14(b)(ii) shall execute and deliver to the Administrative Agent a Commitment Increase Agreement pursuant to which it increases its Commitment hereunder. In addition, a Responsible Officer shall execute and deliver to the Administrative Agent, for each Lender being added to this Agreement, a Note payable to such new Lender in the principal amount of the Commitment of such Lender to the extent a Note is requested by such new Lender, and for each Lender increasing its Commitment, a replacement Note payable to such Lender, in the principal amount of the increased Commitment of such Lender, to the extent such Lender has previously requested a Note. Each such Note (if any) shall be dated the effective date of the pertinent New Lender Agreement or Commitment Increase Agreement. Upon execution and delivery to the Administrative Agent of the Notes, if applicable, and the execution by the Administrative Agent of the relevant New Lender Agreement or Commitment Increase Agreement, as the case may be, such new financing institution shall constitute a “Lender” hereunder with a Commitment as specified therein, or such existing Lender’s Commitment shall increase as specified therein, as the case may be, and (i) any Lender increasing (or, in the case of any newly added Lender, providing) its Commitment shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase or addition and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Advances of all the Lenders to equal its revised Pro Rata Share of such outstanding Advances, and the Administrative Agent shall make such other adjustments among the Lenders with respect to the Advances then outstanding and amounts of principal, interest, commitment fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to effect such reallocation and (ii) the Borrower shall be deemed to have repaid and reborrowed all outstanding Advances as of the date of any increase (or addition) in the Commitments (with such reborrowing to consist of the Types of Advances, with related Interest Periods if applicable, specified in a Notice of Borrowing delivered by the Borrower, in accordance with the requirements of Section 2.02). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Eurodollar Rate Advance, shall be subject to indemnification by the Borrower pursuant to the provisions of Section 2.10 if the deemed payment occurs other than on the last day of the related Interest Period. Within a reasonable time after the effective date of any increase or addition, the Administrative Agent shall notify all Lenders of such addition or increase, and the final allocations thereof, and provide a revised Schedule 1.01(a) reflecting such additions or increase, whereupon such revised Schedule 1.01(a) shall replace the then-existing Schedule 1.01(a) and become part of this Agreement.

(d) The decision to increase its Commitment hereunder shall be at the sole discretion of each Lender. Any such increase in any Lender’s Commitment shall have the same guarantees as, and be secured on a pari passu basis by the Collateral (if any) securing its Commitment prior to such increase.

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Section 2.15. Replacement of Lenders. If the Borrower is required pursuant to Section 2.07(c), 2.11 or 2.12 to make any additional payment to any Lender, or if any Lender’s obligation to make or continue, or to convert Alternate Base Rate Advances into, Eurodollar Rate Advances shall be suspended pursuant to 2.02(c)(ii), 2.02(c)(iv) or 2.04(c), or if any Lender is a Defaulting Lender, a Non-Extending Lender or a Non-Consenting Lender (any Lender so affected, an “Affected Lender”), the Borrower may elect, if such amounts continue to be charged or such suspension is still effective, to replace such Affected Lender as a Lender party to this Agreement, provided that (a) no Event of Default shall have occurred and be continuing at the time of such replacement; (b) such replacement shall be at the Borrower’s sole expense and effort, including the payment of the administrative fee referenced in Section 9.06(a); (c) concurrently with such replacement, another bank or other entity (which entity shall be an Eligible Assignee or an Approved Affiliate) shall agree, as of such date, to purchase for cash at par the Advances and other Obligations due to the Affected Lender pursuant to an assignment substantially in the form of Exhibit A and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender which as to the Affected Lender shall be terminated as of such date and to comply with the requirements of Section 9.06 applicable to assignments; and (d) concurrently with such replacement, the Borrower shall pay to such Affected Lender in same day funds on the day of such replacement all interest, fees and other amounts then accrued but unpaid to such Affected Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Affected Lender under Sections 2.07(c), 2.11 and 2.12, as applicable. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or Issuing Bank, as applicable, or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

Section 2.16. Pari Passu Lien. All Obligations arising under the Credit Documents, including, without limitation, Obligations under this Agreement, Banking Service Obligations and Obligations under any Lender Hedging Agreement, shall be secured pari passu by the Collateral (if any). For the avoidance of doubt, no Debt of any Excluded Subsidiary owing to any counterparty party to a Swap Contract with any Excluded Subsidiary shall be secured by the Collateral or be considered an “Obligation” for purposes of the Credit Documents. No counterparty to any Lender Hedging Agreement, nor any Lender or Affiliate of a Lender providing Banking Services, shall have any voting rights under any Credit Document as a result of the existence of obligations owed to it under any Lender Hedging Agreement or as a result of any Banking Service Obligation being owed to it, respectively, except as expressly provided herein.

Section 2.17. Defaulting Lenders.

(a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.01.

(ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 7.05), shall be applied at such time or times as may be

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determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the Issuing Banks hereunder; third, if so determined by the Administrative Agent or requested by an Issuing Bank or Borrower, to be held in the Cash Collateral Account for future funding obligations of that Defaulting Lender of any participation in any Letter of Credit; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Advance in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent or requested by the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Advances under this Agreement; sixth, to the payment of any amounts owing to the Lenders or the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Issuing Banks against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Advances or Letter of Credit Obligations in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Advances or Letter of Credit Obligations was made at a time when the conditions set forth in Section 3.02 were satisfied or waived, such payment shall be applied solely to pay the Advances of, and Letter of Credit Obligations owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Advances of, or Letter of Credit Obligations owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to deposit into the Cash Collateral Account pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) Certain Fees. That Defaulting Lender shall not be entitled to receive or accrue any fees pursuant to Section 2.06 for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(iv) Reallocation of Pro Rata Shares to Reduce Letter of Credit Exposure. Subject to this Section 2.17(a)(iv), during any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit pursuant to Section 2.13, the “Pro Rata Share” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of that Defaulting Lender; provided, that, (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists; and (ii) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit shall not exceed the positive difference, if any, of (1) the Commitment of that non-Defaulting Lender minus (2) the outstanding amount of Advances of that Lender.

(b) Defaulting Lender Cure. If the Borrower, the Administrative Agent and the Issuing Banks agree in writing in their sole discretion that a Defaulting Lender should no longer be

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deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to deposits to the Cash Collateral Account), that Lender will, to the extent applicable, purchase that portion of outstanding Advances of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Advances and funded and unfunded participations in Letters of Credit to be held on a pro rata basis by the Lenders in accordance with their Pro Rata Shares (without giving effect to Section 2.17(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

(c) Replacement of Defaulting Lender. The Borrower shall have the right to replace a Defaulting Lender in accordance with Section 2.15.

Section 2.18. Extension of Final Maturity Date.

(a) The Borrower may from time to time, upon written notice to the Administrative Agent (which shall promptly notify the Lenders) (an “Extension Request”), request an extension of the Final Maturity Date then in effect with respect to the Commitments existing at the time of such request (the “Existing Commitments”, and such Existing Commitments as extended, the “Extended Commitments”) to a date specified in such Extension Request. The Extension Request shall specify the date on which the Borrower proposes that the extension shall be effective, which shall be a date reasonably satisfactory to the Administrative Agent (but in no event, shall such date be less than 15 days after the Administrative Agent’s receipt of such Extension Request). Each Lender shall notify the Administrative Agent whether or not it consents to such Extension Request (which consent may be given or withheld in such Lender’s sole and absolute discretion) within the time provided in such Extension Request. Any Lender not responding within the time period shall be deemed not to have consented to such Extension Request. The Administrative Agent shall promptly notify the Borrower and the Lenders of the Lenders’ responses.

(b) The Final Maturity Date shall be extended only if the Majority Lenders (calculated excluding any Defaulting Lender and after giving effect to any replacements of Lenders permitted herein) have consented thereto (the Lenders that so consent being the “Extending Lenders” and the Lenders that do not consent being the “Non-Extending Lenders”) (it being understood and agreed that, except for the consents of Extending Lenders, no other consents shall be required hereunder for such extensions), and the maturity date of the Commitments shall be extended only with respect to the Existing Commitments held by such Extending Lenders. If so extended, the Final Maturity Date, as to the Extending Lenders, shall be extended to the date set forth in such Extension Request (such existing Final Maturity Date being the “Extension Effective Date”). The Administrative Agent and the Borrower shall promptly confirm to the Lenders such extension, specifying the date of such confirmation (the “Extension Confirmation Date”), the Extension Effective Date, and the new Final Maturity Date (after giving effect to such extension) with respect to the Extended Commitments. The proposed terms of the Extended Commitments to be established shall be identical as offered to each Lender and be identical to the Existing Commitments from which such Extended Commitments are to be extended, except that: (x) the maturity date of the Extended Commitments shall be later than the maturity date of the Existing Commitments and (y) the Administrative Agent and the Extending Lenders may receive customary fees in consideration for the extension of the Extended Commitments. As a condition precedent to such extension, the

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Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the Extension Confirmation Date signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such extension and (ii) certifying that, (A) before and after giving effect to such extension, the representations and warranties contained in Article III made by it are true and correct in all material respects (or, in the case of any such representations and warranties that are qualified as to materiality, the accuracy in all respects of such representations and warranties) on and as of the Extension Confirmation Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, in the case of any such representations and warranties that are qualified as to materiality, the accuracy in all respects of such representations and warranties) as of such earlier date, (B) before and after giving effect to such extension no Default exists or will exist as of the Extension Confirmation Date, and (C) since December 31, 2016, no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect has occurred. The Borrower shall prepay any Advances outstanding on the Extension Effective Date (and pay any additional amounts required pursuant to Section 2.10) to the extent necessary to keep outstanding Advances ratable with any revised and new Pro Rata Shares of all the Lenders effective as of the Extension Effective Date; and if, after giving effect to such prepayment, the aggregate outstanding principal amount of Advances plus the aggregate Letter of Credit Exposure exceeds the aggregate Commitments then in effect as a result of a Letter of Credit Exposure, then the Borrower will pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.13(g). In addition, each Extending Lender shall automatically (without any further action) and ratably acquire on the Extension Effective Date the Non-Extending Lenders’ participations in Letters of Credit, in an amount equal to such Extending Lender’s Pro Rata Share of the amount of such participations. Notwithstanding the conversion of any Existing Commitment into an Extended Commitment, such Extended Commitment shall be treated identically to all Existing Commitments for purposes of the obligations of a Lender in respect of Letters of Credit under Section 2.13, except that the applicable Extension Amendment may provide that the last day for issuing Letters of Credit may be extended and the related obligations to issue Letters of Credit may be continued (pursuant to mechanics to be specified in the applicable Extension Amendment) so long as the applicable Issuing Bank has consented to such extension (it being understood that no consent of any other Lender shall be required in connection with any such extension).

(c) The Borrower shall be permitted to replace any Non-Extending Lender pursuant to Section 2.15.

(d) Notwithstanding the terms of Section 9.01, the Borrower and the Administrative Agent shall be entitled (without the consent of any other Lenders except to the extent required under subsection (b) above) to enter into any amendments (each an “Extension Amendment”) to this Agreement, in form and substance satisfactory to the Administrative Agent, that the Administrative Agent reasonably believes are necessary to appropriately reflect, or provide for the integration of, any extension of the maturity date pursuant to this Section 2.18. It is understood and agreed that each Lender hereunder has consented, and shall at the effective time thereof be deemed to consent to each amendment to this Agreement and the other Credit Documents authorized by this Section 2.18 and the arrangements described above in connection therewith. Notwithstanding anything to the contrary in this Section 2.18(d) and without limiting the generality or applicability of Section 9.01 to any Specified Amendments (as defined below), any Extension Amendment may provide for additional terms and/or additional amendments other than those referred to or contemplated above (any such additional amendment, a “Specified Amendment”) to this Agreement and the other Credit Documents; provided that such Specified Amendments do not

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become effective prior to the time that such Specified Amendments have been consented to (including, without limitation, pursuant to consents applicable to holders of any Extended Commitments provided for in any Extension Amendment) by such of the Lenders, Loan Parties and other parties (if any) as may be required in order for such Specified Amendments to become effective in accordance with Section 9.01.

Section 2.19. Benchmark Replacement Setting.

(a) Benchmark Replacement.

(i) Notwithstanding anything to the contrary herein or in any other Credit Document (and any Swap Contract shall be deemed not to be a “Credit Document” for purposes of this Section 2.19) if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a)(1) or (a)(2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Credit Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document and (y) if a Benchmark Replacement is determined in accordance with clause (a)(3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Credit Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Majority Lenders.

(ii) Notwithstanding anything to the contrary herein or in any other Credit Document, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Credit Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document; provided that this clause (ii) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may elect or not elect to do so in its sole discretion.

(b) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document.

(c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or

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reinstatement of any tenor of a Benchmark pursuant to Section 2.19(d) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.19, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Credit Document, except, in each case, as expressly required pursuant to this Section 2.19.

(d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Credit Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Eurodollar Rate Advance to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Alternate Base Rate Advances. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate.

(f) London Interbank Offered Rate Benchmark Transition Event. On March 5, 2021, the IBA, the administrator of the London interbank offered rate, and the FCA, the regulatory supervisor of the IBA, made the Announcements that the final publication or representativeness date for (I) 1-week and 2-month London interbank offered rate tenor settings will be December 31, 2021 and (II) overnight, 1-month, 3-month, 6-month and 12-month London interbank offered rate tenor settings will be June 30, 2023. No successor administrator for the IBA was identified in such Announcements. The parties hereto agree and acknowledge that the Announcements resulted in the occurrence of a Benchmark Transition Event with respect to the London interbank offered rate pursuant to the terms of this Agreement and that any obligation of the Administrative Agent to notify any parties of such Benchmark Transition Event pursuant to clause (c) of this Section 2.19 shall be deemed satisfied.

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ARTICLE III

CONDITIONS OF LENDING

Section 3.01. Conditions Precedent to Effectiveness. The amendment and restatement of the Prior Credit Agreement and the obligation of each Lender to make Advances and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions precedent is satisfied (other than with respect to clauses (a)(xiii)(B) or (e) below as provided therein) or waived in writing:

(a) Documentation. On or before the Effective Date, the Administrative Agent shall have received the following duly executed by all the applicable parties thereto, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders, and where applicable, in sufficient copies for each Lender:

(i) this Agreement and all its attached Exhibits and Schedules;

(ii) if requested by any Lender, a Note payable to such Lender in the amount of its Commitment;

(iii) amendments to the Security Documents including, without limitation, (A) the Pledge Agreement, (B) the Security Agreement, and (C) the Mortgages requested by the Administrative Agent;

(iv) the Guaranty;

(v) stock certificates or, to the extent applicable under the applicable Person’s organizational documents, membership or partnership interest certificates required in connection with the Pledge Agreement and stock powers or other transfer documents for each such certificate endorsed in blank to the Administrative Agent;

(vi) appropriate UCC-1 or UCC-3 Financing Statements, if any, covering the Collateral for filing with the appropriate authorities;

(vii) a certificate dated as of the Effective Date from a Responsible Officer stating that (A) all representations and warranties of the Borrower set forth in this Agreement and each of the other Credit Documents to which it is a party are true and correct in all material respects; and (B) no Default has occurred and is continuing;

(viii) certificates of insurance naming the Administrative Agent as loss payee or additional insured, as applicable, evidencing insurance which meets the requirements of this Agreement and the Security Documents;

(ix) an omnibus certificate of the secretary or assistant secretary of the Ultimate General Partner certifying as of the Effective Date (A) the existence of the Borrower, the General Partner, the Ultimate General Partner and each Guarantor, (B) the organizational documents of the Borrower, the General Partner, the Ultimate General Partner and each Guarantor, (C) the resolutions of the governing body of the Ultimate General Partner or such Guarantor, as applicable, approving this Agreement and the other Credit Documents to which the Borrower or such Guarantor is a party, and the related transactions, and (D) all documents evidencing other necessary corporate, partnership or limited liability company action, if any, with respect to this Agreement and the other Credit Documents executed and delivered on or before the date hereof;

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(x) an omnibus certificate of a Secretary or an Assistant Secretary of the Ultimate General Partner dated as of the Effective Date certifying the names and true signatures of (A) the officers of the Ultimate General Partner authorized to sign this Agreement, the Notes (if any), the Notices of Borrowing and the other Credit Documents on behalf of the General Partner in its capacity as general partner of the Borrower, and (B) the officers of each Guarantor authorized to sign the Credit Documents to which such Guarantor is a party on behalf of such Guarantor;

(xi) certificates of good standing, existence, and authority for the Borrower, the General Partner, the Ultimate General Partner, and each of the Guarantors from each of (A) the states in which the Borrower, the General Partner, the Ultimate General Partner, and each of the Guarantors is organized and (B) the jurisdictions in which a Mortgage has been filed with respect to such Person’s real property to the extent such Person is required to be qualified in such jurisdiction;

(xii) results of lien and tax searches of the UCC Records of the Secretary of State of jurisdictions selected by the Administrative Agent and reflecting no Liens (other than Permitted Liens) against any of the Collateral other than in favor of the Administrative Agent;

(xiii) favorable opinions of (A) Vinson & Elkins L.L.P., outside Texas counsel to the Borrower, and (B) local counsel in Kansas, New Mexico, Oklahoma and Wyoming reasonably acceptable to the Administrative Agent and the Borrower with respect to Mortgages filed in such jurisdiction as amended and supplemented through the Effective Date, in each case dated as of the Effective Date and in a form reasonably acceptable to Administrative Agent and covering the Borrower and the Guarantors, or the mortgagor under such Mortgage, as applicable; provided, to the extent such opinions of local counsel are not delivered on the Effective Date, the Borrower shall deliver such opinions of local counsel within fifteen days after the Effective Date (or such later date as the Administrative Agent may determine);

(xiv) the Financial Statements and the other financial statements or information described in Section 4.05; and

(xv) such other documents and agreements as the Administrative Agent may reasonably request.

(b) No Material Adverse Effect. Since December 31, 2016, no event or events has occurred which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

(c) No Material Litigation. No material legal or regulatory action or proceeding has commenced and is continuing against the Borrower or any Guarantor.

(d) Payment of Fees and Expenses. The Borrower shall have paid the fees required to be paid prior to the Effective Date and all costs and expenses for which the Borrower has received a proper invoice not less than two Business Days prior to the Effective Date and which are payable pursuant to Section 9.04(a).

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(e) Lender’s Liens. The Administrative Agent shall have received satisfactory evidence that the Liens granted to it under the Security Documents are, or will concurrent with the filing thereof, be Acceptable Security Interests and that all actions (including the obtaining of any third-party consents to the granting of such Liens that are necessary or desirable but only to the extent required hereunder) or filings necessary to protect, preserve and validly perfect such Liens have been made, taken or obtained, as the case may be, and are in full force and effect; provided, to the extent any deposit account control agreement required hereunder is not able to be delivered by the Borrower on or prior to the Effective Date after using commercially reasonable efforts to do so, the Borrower shall deliver such deposit account control agreement within thirty (30) days thereafter (or such later date as the Administrative Agent may determine).

(f) Security Interests. Subject to the Third Party Consent Limitation, the Administrative Agent shall be satisfied that the Security Documents encumber substantially all of such real property interests held by the Borrower and its Subsidiaries as the Administrative Agent may require.

(g) Due Diligence. The Arrangers shall be satisfied in their reasonable discretion with their due diligence analysis and review of the assets, liabilities, business, operations, condition (financial or otherwise) and prospects of the Borrower, the Guarantors and their owners. The Borrower and the Guarantors shall have provided true, correct, and complete copies of all Material Contracts by which such Persons are bound or to which such Persons are a party as of the date of this Agreement to the Administrative Agent to the extent not previously provided, and the Administrative Agent shall be satisfied in its sole reasonable discretion with its review thereof.

(h) Consents, Licenses, and Approvals. The Administrative Agent shall have received true copies (certified to be such by the Borrower or other appropriate party) of all consents, licenses, and approvals, if any, required in accordance with applicable law, or in accordance with any document, agreement, instrument, or arrangement to which the Borrower or any of its Subsidiaries is a party (other than any real property interest that is subject to the Third Party Consent Limitation and other agreements, the breach of which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect), in connection with the execution, delivery, performance, validity and enforceability of this Agreement and the other Credit Documents. In addition, the Borrower, the Excluded Subsidiaries, and their respective Subsidiaries shall have all such material consents, licenses and approvals required in connection with the continued operation of such Persons and, as to the Borrower and its Subsidiaries, the performance of the Obligations except for any real property interest that is subject to the Third Party Consent Limitation and except where the failure to have any of such material consents, licenses and approvals, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 3.02. Conditions Precedent to All Borrowings. The obligation of each Lender to make an Advance on the occasion of each Borrowing and of an Issuing Bank to issue, increase, or extend any Letter of Credit shall be subject to the further conditions precedent that on the date of such Borrowing or the issuance, increase, or extension of such Letter of Credit the following statements shall be true (and the giving of the applicable Notice of Borrowing or Letter of Credit Application and the acceptance by the Borrower of the proceeds of such Borrowing or the issuance, increase, or extension of such Letter of Credit shall constitute a representation and warranty by the Borrower that on the date of such Borrowing or the issuance, increase, or extension of such Letter of Credit, such statements are true):

(a) the representations and warranties made by the Borrower and the Guarantors contained in Article IV hereof and in each of the other Credit Documents are true and correct in all material respects on and as of the date of such Borrowing, or the date of the issuance, increase, or

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extension of such Letter of Credit, before and after giving effect to such Borrowing or to the issuance, increase, or extension of such Letter of Credit and to the application of the proceeds from such Borrowing, as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and

(b) no Default has occurred and is continuing or would result from such Borrowing, from the application of the proceeds therefrom, or from the issuance, increase, or extension of such Letter of Credit.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants as follows:

Section 4.01. Existence; Power; Subsidiaries; Compliance With Laws.

(a) The Borrower is a limited partnership duly formed and validly existing under the laws of the state of Delaware. The Borrower is in good standing and is qualified to do business in each jurisdiction where its ownership or lease of Property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect. Each of its Subsidiaries and each Holdco Entity is a corporation, limited partnership or limited liability company duly formed or organized, as applicable, validly existing and in good standing under the laws of the state of its formation or organization, as applicable. Each of its Subsidiaries and each Holdco Entity is in good standing and is qualified to do business in each jurisdiction where its ownership or lease of Property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect. The General Partner is a limited partnership duly organized and validly existing under the laws of the state of Delaware, and the Ultimate General Partner is a limited liability company duly organized and validly existing under the laws of the state of Delaware.

(b) Each of the Borrower and its Subsidiaries and each Holdco Entity have all requisite power and authority to own or lease and operate their respective properties and to carry on their business as now conducted and as proposed to be conducted.

(c) On the Amendment No. 1 Closing Date, the Borrower has no subsidiaries other than those listed on Schedule 4.01. Schedule 4.01 correctly lists the names, ownership, jurisdictions of incorporation or formation of each of the Borrower’s Subsidiaries as of the Effective Date. On the Effective Date, except for the Excluded Subsidiaries, all of the Borrower’s Subsidiaries are Guarantors.

Section 4.02. Authorization. The execution, delivery, and performance by the Borrower and each of the Guarantors of this Agreement, the Notes (if any), and the other Credit Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby (a) are within the Borrower’s or such Guarantor’s powers, (b) have been duly authorized by all necessary partnership proceedings, corporate actions, or limited liability company actions, as applicable, (c) do not contravene, violate, conflict with or result in the breach of, or constitute a default under, as applicable, (i) the Partnership Agreement or such Guarantor’s organizational documents, as applicable, (ii) any Legal Requirement binding on or affecting the Borrower or any Guarantor, or (iii) any material loan agreement, indenture,

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mortgage, deed of trust or lease, or any other material contract or instrument binding on or affecting the Borrower or any Guarantor or any of their respective properties, and (d) will not result in or require the creation or imposition of any Lien prohibited by this Agreement. At the time of the making of any Advances or the issuance, increase, or extension of any Letter of Credit, such Advances or Letter of Credit and the use of the proceeds of such Advances or Letter of Credit will (A) be within the Borrower’s partnership powers, (B) have been duly authorized by all necessary partnership action, (C) not contravene, violate, conflict with or result in the breach of, or constitute a default under, as applicable, (x) the Partnership Agreement, (y) any Legal Requirement binding on or affecting the Borrower, or (z) any material loan agreement, indenture, mortgage, deed of trust or lease, or any other material contract or instrument binding on or affecting the Borrower or any of its properties, and (D) will not result in or require the creation or imposition of any Lien prohibited by this Agreement.

Section 4.03. Governmental Approvals; Third Party Consents. No consent, order, authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any Person (other than prior to the Investment Grade Date, (x) the filings and notices required under or in connection with the Security Documents and (y) other than consents related to any real property interest that is subject to the Third Party Consent Limitation) is required for (a) the ownership, operation and maintenance of the Borrower’s or its Subsidiaries’ or any Holdco Entity’s Property, except for (i) such consents, orders, authorizations, approvals, other actions, notices and filings as have been (or will be prior to the Effective Date) duly obtained, taken, given or made and are in full force and effect and with which the Borrower and its Subsidiaries or any Holdco Entity are in compliance in all material respects, or (ii) such consents, orders, authorizations, approvals, other actions, notices and filings for which the failure to obtain, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (b) the due execution, delivery and performance by the Borrower or the Guarantors of this Agreement, the Notes (if any) or the other Credit Documents, except for such consents, orders, authorizations, approvals, other actions as will be obtained, taken, given or made prior to the Effective Date, or (c) the consummation of the transactions contemplated hereby or thereby. At the time of the making of the Advances, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or Person will be required for the making of, or the use of the proceeds of such Borrowings or, prior to the Investment Grade Date, the granting of the Liens under the Security Documents (other than filings and notices required under or in connection with the Security Documents). Prior to the Investment Grade Date, no consent, order, authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any Person (other than the filings and notices required under or in connection with the Security Documents) is required for the foreclosure or exercise of remedies by the Administrative Agent under the Security Documents.

Section 4.04. Enforceable Obligations. This Agreement, the Notes (if any), and the other Credit Documents have been duly executed and delivered by the Borrower and each of the Guarantors to which any of them is a party. Each Credit Document is (or upon execution will be) the legal, valid, and binding obligation of the Borrower and each of the Guarantors enforceable against the Borrower and each of the Guarantors in accordance with its terms, except for the Third Party Consent Limitation with respect to real property interests to which such limitation is applicable and except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

Section 4.05. Financial Statements. The Borrower has delivered to the Administrative Agent and the Lenders copies of the Financial Statements, and the Financial Statements are accurate and complete in all material respects and present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as of their respective dates and for their respective periods in accordance with GAAP. As of the date of the Financial Statements, there were no material contingent obligations, liabilities for taxes, unusual forward or long term commitments, or unrealized or anticipated losses of the Borrower

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or any of its Subsidiaries, except for the Third Party Consent Limitation with respect to real property interests to which such limitation is applicable and except as disclosed therein and adequate reserves for such items have been made in accordance with GAAP. All projections, estimates, and pro forma financial information furnished by the Borrower were prepared on the basis of assumptions, data, information, tests, or conditions believed to be reasonable at the time such projections, estimates, and pro forma financial information were furnished. Since the date of the Financial Statements, no Material Adverse Effect has occurred, and no event or circumstance that could reasonably be expected to cause a Material Adverse Effect has occurred.

Section 4.06. True and Complete Disclosure. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrower, any of its Subsidiaries or any Holdco Entity in writing to the Administrative Agent and the Lenders for purposes of or in connection with this Agreement, any other Credit Document, or any transaction contemplated hereby or thereby is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower, any of its Subsidiaries or any Holdco Entity in writing to the Administrative Agent and the Lenders will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time. As of the Amendment No. 1 Closing Date, all of the information included in the Beneficial Ownership Certification is true and correct.

Section 4.07. Litigation. Except as set forth on Schedule 4.07, there is no pending or, to the best knowledge of the Borrower or any of its Subsidiaries, threatened action or proceeding against the Borrower, any of its Subsidiaries or any Holdco Entity before any court, Governmental Authority or arbitrator, including, without limitation, the FERC or any equivalent state regulatory agency, which could reasonably, individually or in the aggregate, be expected to have a Material Adverse Effect or which purports to affect the legality, validity, binding effect or enforceability of this Agreement, the Notes, or any other Credit Document. Additionally, there is no pending or, to the knowledge of any Responsible Officer, threatened action or proceeding instituted against the Borrower, any of its Subsidiaries or any Holdco Entity which seeks to adjudicate the Borrower, any of its Subsidiaries or any Holdco Entity as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its Property other than a threatened action or involuntary proceeding that is not an Event of Default pursuant to Section 7.01(e).

Section 4.08. Use of Proceeds. The proceeds of the Borrowings will be used by the Borrower for (i) working capital purposes of the Borrower, any Guarantor and their Subsidiaries, (ii) Investments, Acquisitions and the development of new projects, including, without limitation, any Capital Expansion Projects, (iii) general corporate purposes of the Borrower, any Guarantor and their Subsidiaries including, without limitation, the making of capital expenditures, (iv) to refinance Debt existing under the Prior Credit Agreement, (v) payment of the fees and expenses incurred in connection with the refinancing of the Debt existing under the Prior Credit Agreement, (vi) the making of Distribution Payments in compliance with Section 6.05 and (vii) the repayment or repurchase of Debt in compliance with Section 6.05, including the Permitted Note Debt. Borrower shall use all Letters of Credit for its, its Subsidiaries’ and any Holdco Entity’s lawful business purposes.

Section 4.09. Investment Company Act. None of the Borrower or any of its Subsidiaries or any Holdco Entity is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

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Section 4.10. Taxes. All federal, and material state, local and foreign tax returns, reports and statements required to be filed (after giving effect to any extension granted in the time for filing) by the Borrower or any member of the Controlled Group (hereafter collectively called the “Tax Group”) have been filed with the appropriate Governmental Authority in all jurisdictions in which such returns, reports, and statements are required to be filed, and all taxes (which are material in amount) and other impositions due and payable have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for non-payment thereof except (a) where contested in good faith and by appropriate proceedings or (b) to the extent the failure to pay such, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any member of the Tax Group has given, or been requested to give, a waiver of the statute of limitations relating to the payment of any federal, state, local or foreign taxes or other impositions. Proper and accurate amounts have been withheld by the Borrower and all other members of the Tax Group from their employees for all periods to comply in all material respects with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law. Timely payment of all sales and use taxes required by applicable law have been made by the Borrower and all other members of the Tax Group, except to the extent that the failure to pay such, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 4.11. Pension Plans; ERISA. All Plans are in compliance in all material respects with all applicable provisions of ERISA. No Termination Event has occurred with respect to any Plan, and each Plan has complied with and been administered in all material respects in accordance with applicable provisions of ERISA and the Code. No “accumulated funding deficiency” (as defined in Section 302 of ERISA) has occurred and there has been no excise tax imposed under Section 4971 of the Code. No Reportable Event has occurred with respect to any Multiemployer Plan, and each Multiemployer Plan has complied with and been administered in all material respects with applicable provisions of ERISA and the Code. Neither the Borrower nor any member of the Controlled Group has had a complete or partial withdrawal from any Multiemployer Plan for which there is any withdrawal liability. As of the most recent valuation date applicable thereto, neither the Borrower nor any member of the Controlled Group would become subject to any liability under ERISA if the Borrower or any member of the Controlled Group has received notice that any Multiemployer Plan is insolvent or in reorganization. Based upon GAAP existing as of the date of this Agreement and current factual circumstances, the Borrower has no reason to believe that the annual cost during the term of this Agreement to the Borrower or any member of the Controlled Group for post-retirement benefits to be provided to the current and former employees of the Borrower or any member of the Controlled Group under Plans that are welfare benefit plans (as defined in Section 3(1) of ERISA) could, in the aggregate, reasonably be expected to cause a Material Adverse Effect. The Borrower represents and warrants as of the Effective Date that the Borrower is not and will not be (1) an employee benefit plan subject to Title I of ERISA, (2) a plan or account subject to Section 4975 of the Code; (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA.

Section 4.12. Insurance. The Borrower and its Subsidiaries and the Holdco Entities carry the insurance required to be carried under Section 5.02 of this Agreement.

Section 4.13. No Burdensome Restrictions; No Defaults. None of the Borrower, any of its Subsidiaries, or any Holdco Entity is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or partnership restriction or provision of any Legal Requirement which could reasonably, individually or in the aggregate, be expected to have a Material Adverse Effect or which could affect the legality, validity, binding effect or enforceability of this Agreement, the Notes (if any), or any other Credit Document. Except as set forth on Schedule 4.13, none of the Borrower, any of its Subsidiaries, or any Holdco Entity is in default under or with respect to any Material Contract to which the Borrower, any of its Subsidiaries, or any Holdco Entity is a party.

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Section 4.14. Environmental Condition. Except for matters that, individually or in the aggregate, (i) do not materially interfere with the ordinary conduct of Business, (ii) do not materially detract from the value or the use of the portion of the Pipeline Systems affected thereby and (iii) could not reasonably be expected to have a Material Adverse Effect:

(a) Permits, Etc. The Borrower and each of its Subsidiaries and each Holdco Entity (i) have obtained all Environmental Permits necessary for the ownership and operation of its real properties and the conduct of its Business; (ii) have been and are in compliance with all terms and conditions of such Environmental Permits and with all other requirements of applicable Environmental Laws; (iii) have not received written notice of any violation or alleged violation of any Environmental Law or Environmental Permit; and (iv) are not subject to any actual or contingent Environmental Claim.

(b) Certain Liabilities. None of the present or previously owned or operated real properties of the Borrower and each of its Subsidiaries and each Holdco Entity wherever located, (i) are on or, to the Borrower’s knowledge, are proposed to be placed on the National Priorities List, the Comprehensive Environmental Response Compensation Liability Information System list, or their state or local analogs, or are otherwise designated, listed, or identified or, to the knowledge of the Borrower or any of its Subsidiaries, investigated as a potential site for removal, remediation, cleanup, closure, restoration, reclamation, or other response activity under any Environmental Laws; (ii) are subject to a Lien, arising under or in connection with any Environmental Laws, that attaches to any revenues or to any real property owned or operated by the Borrower or any of its Subsidiaries or any Holdco Entity wherever located; or (iii) have been the site of any Release of Hazardous Substances from present or past operations which has caused at the site or at any third-party site any condition that has resulted in or could reasonably be expected to result in the need for any Response.

(c) Certain Actions. Without limiting the foregoing, (i) all necessary notices have been properly filed, and no further action is required under current Environmental Law as to each Response or other restoration or remedial project taken by the Borrower or any of its Subsidiaries or any Holdco Entity on any of their presently or formerly owned or operated real property and (ii) there is no material present and future liability, if any, of the Borrower and its Subsidiaries or any Holdco Entity which could reasonably be expected to arise in connection with requirements under Environmental Laws. None of the Borrower or any of its Subsidiaries and, to the Borrower’s knowledge, none of the Holdco Entities has knowingly or willfully permitted the commission of waste or other injury or released Hazardous Substances on or about owned or operated property in violation of applicable Environmental Laws.

Section 4.15. Permits, Licenses, etc. The Borrower and each of its Subsidiaries and each Holdco Entity possesses all material authorizations, permits, licenses, patents, patent rights or licenses, trademarks, trademark rights, trade names rights and copyrights which are necessary to conduct the Business. Each of the Borrower and its Subsidiaries and each Holdco Entity manages and operates its business in all material respects in accordance with all applicable Legal Requirements, except where such failure to comply, either individually or in the aggregate, could not reasonably have a Material Adverse Effect. No violations exist or have been recorded in respect of such authorizations, permits, licenses, patents, patent rights or licenses, trademarks, trademark rights, trade names rights and copyrights, including, without limitation, any known conflict with the valid trademarks, trade names, copyrights or licenses of others which could, individually or in the aggregate, have a Material Adverse Effect.

Section 4.16. Security Interests. As of the Amendment No. 1 Closing Date, each of the Borrower and the Guarantors listed on Schedule 4.16 is a “transmitting utility” within the meaning of Section 9.501(b)

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of the Delaware Uniform Commercial Code. On the date of this Agreement, all governmental actions and all other filings, recordings, registrations, third party consents and other actions which are necessary to create and perfect the Liens provided for in the Security Documents will have been made, obtained and taken in all relevant jurisdictions, or satisfactory arrangements will have been made for all governmental actions and all other filings, recordings, registrations, third party consents, and other actions which are necessary to create and perfect the Liens provided for in the Security Documents to be made, obtained, or taken in all relevant jurisdictions. Prior to the Investment Grade Date, upon the filing of the Security Documents, each of the Security Documents creates, as security for the Obligations purported to be secured thereby, an Acceptable Security Interest.

Section 4.17. Title, Etc.

(a) The Borrower and each of its Subsidiaries and each Holdco Entity have good and marketable title, in all material respects, in all of their respective Property, including, without limitation, the real and personal property described in each of the Mortgages, as is necessary to operate the Business as reflected in the Financial Statements, and none of such Property is subject to any Lien, except Permitted Liens.

(b) The Pipeline Systems are covered by recorded fee deeds, rights of way, easements, leases, subleases, servitudes, permits, licenses, or other instruments (collectively, “rights of way”) in favor of the Borrower or its Subsidiaries (or their predecessors in interest) and their respective successors and assigns, except where the failure of the Pipeline Systems to be so covered, individually or in the aggregate, (i) does not materially interfere with the ordinary conduct of Business, (ii) does not materially detract from the value or the use of the portion of the Pipeline Systems which are not covered and (iii) could not reasonably be expected to have a Material Adverse Effect. The rights of way establish a contiguous and continuous right of way for the Pipeline Systems and grant the Borrower or its Subsidiaries (or their predecessors in interest) the right to construct, operate, and maintain the Pipeline Systems in, over, under, or across the land covered thereby in the same way that a prudent owner and operator would inspect, operate, repair, and maintain similar assets and in the same way as the Borrower has inspected, operated, repaired, and maintained the Pipeline Systems as reflected in the Financial Statements; provided, however, (A) some of the rights of way granted to the Borrower or its Subsidiaries (or their predecessors in interest) by private parties and Governmental Authorities are revocable at the right of the applicable grantor, (B) some of the rights of way cross properties that are subject to liens in favor of third parties that have not been subordinated to the rights of way; and (C) some rights of way are subject to certain defects, limitations and restrictions; provided, further, none of the limitations, defects, and restrictions described in clauses (A), (B) and (C) above, individually or in the aggregate, (x) materially interfere with the ordinary conduct of Business, (y) materially detract from the value or the use of the portion of the Pipeline Systems which are covered or (z) could reasonably be expected to have a Material Adverse Effect.

(c) The Terminals are covered by fee deeds, real property leases, or other instruments (collectively “deeds”) in favor of the Borrower or its Subsidiaries (or their predecessors in interest) and their respective successors and assigns. The deeds grant the Borrower or its Subsidiaries (or their predecessors in interest) the right to construct, operate, and maintain the Terminals in, over, under, and across the land covered thereby in the same way that a prudent owner and operator would inspect, operate, repair, and maintain similar assets and in the same way as the Borrower has inspected, operated, repaired, and maintained the Terminals as reflected in the Financial Statements.

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(d) There has been no and there is not presently any occurrence of any (i) breach or event of default on the part of the Borrower or any of its Subsidiaries with respect to any right of way or deed, (ii) to the knowledge of the Borrower or any of its Subsidiaries, breach or event of default on the part of any other party to any right of way or deed, or (iii) event that, with the giving of notice or lapse of time or both, would constitute such breach or event of default on the part of the Borrower or any of its Subsidiaries with respect to any right of way or deed or, to the knowledge of the Borrower or any of its Subsidiaries, on the part of any other party thereto, in each case, to the extent any such breach or default, individually or in the aggregate, (A) materially interferes with the ordinary conduct of Business, (B) materially detracts from the value or the use of the portion of the Pipeline Systems covered thereby or (C) could reasonably be expected to have a Material Adverse Effect. The rights of way and deeds (to the extent applicable) are in full force and effect in all material respects and are valid and enforceable against the parties thereto in accordance with their terms (subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws effecting creditors’ rights generally and subject, as to enforceability to the effect of general principles of equity) and all rental and other payments due thereunder by the Borrower, its Subsidiaries, and their predecessors in interest have been duly paid in accordance with the terms of the deeds and rights of way (as such terms are defined in this Section 4.17) except to the extent that a failure to do so, individually or in the aggregate, (x) does not materially interfere with the ordinary conduct of Business, (y) does not materially detract from the value or the use of the portion of the Pipeline Systems covered thereby and (z) could not reasonably be expected to have a Material Adverse Effect.

(e) The Pipeline Systems are located within the confines of the rights of way and do not encroach upon any adjoining property in any one or more material respects. The Terminals are located within the boundaries of the property affected by the deeds, leases or other instruments to the Borrower or its Subsidiaries and do not encroach upon any adjoining property in any one or more material respects. The buildings and improvements owned or leased by the Borrower and its Subsidiaries, and the operation and maintenance thereof, do not (i) contravene any applicable zoning or building law or ordinance or other administrative regulation or (ii) violate any applicable restrictive covenant or any Legal Requirement, the contravention or violation of which would materially affect the use of the property subject thereto.

(f) The material Properties used or to be used in the Business or the continuing operations of the Borrower and each of its Subsidiaries are in good repair, working order, and condition, normal wear and tear excepted. Neither the Business nor the Properties of the Borrower or any of its Subsidiaries has been affected in any material and adverse manner as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by a Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy.

(g) No eminent domain proceeding or taking has been commenced or, to the knowledge of the Borrower or any of its Subsidiaries, is contemplated with respect to all or any portion of the Pipeline Systems or the Terminals except for that which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(h) No portion of the Pipeline Systems or the Terminals has, since the date of this Agreement, suffered any material damage by fire or other casualty loss that has not heretofore been repaired and restored.

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3rd Amended/Restated Credit Agreement

Section 4.18. State and Federal Regulation.

(a) The interstate common carrier pipeline operations comprising a portion of the Pipeline Systems (the “Interstate Pipelines”) are subject to rate regulation by the FERC under the Interstate Commerce Act and the Energy Policy Act. With respect to that certain portion of the Interstate Pipelines that is located between Artesia, New Mexico and El Paso, Texas, (i) the rates on file with the FERC are just and reasonable pursuant to the Energy Policy Act and (ii) to the knowledge of the Borrower, no provision of the tariff containing such rates is unduly discriminatory or preferential. Except as set forth on Schedule 4.18(a) or which could not reasonably be expected to cause a Material Adverse Effect, neither the Borrower, the Parent, any of the Borrower’s Subsidiaries, nor any other Affiliate that now owns or has owned an interest in any of the Interstate Pipelines has been or is the subject of a complaint, investigation or other proceeding regarding their respective rates or practices with respect to the Interstate Pipelines. No such complaint, petition, or other filing with the FERC, individually or in the aggregate, could result, if adversely determined to the position or interest of Borrower or its applicable Subsidiaries, in a Material Adverse Effect.

(b) With respect to those certain intrastate common carrier pipeline operations that comprise a portion of the Pipeline Systems, as of the Effective Date, such pipeline operations in the State of Texas (the “Texas Intrastate Pipelines”) are subject to regulation by the Railroad Commission of Texas. Each of the Borrower and its Subsidiaries which owns pipelines and conducts pipeline operations in the State of Texas has followed prudent practice in the refined products transportation and distribution industries, as applicable, regarding the setting of rates for services provided and the implementation of such rates. To the Borrower’s knowledge, the rates charged by Borrower and its Subsidiaries with respect to the Texas Intrastate Pipelines, as reflected in the Financial Statements, provide no more than a fair return on the aggregate value of the property used to render services on the Texas Intrastate Pipelines, and to the Borrower’s knowledge, neither Borrower nor any of its Subsidiaries uses, charges, imposes, or implements, or has previously done any of the foregoing in a discriminatory way. As of the Effective Date, the Borrower’s and its Subsidiaries’ pipeline operations in the State of Idaho and in the State of New Mexico do not constitute intrastate common carrier pipeline operations and are not subject to regulation by the Idaho Public Utilities Commission or the New Mexico Public Regulation Commission. Except as set forth on Schedule 4.18(b), neither the Borrower, the Parent, any of the Borrower’s Subsidiaries, nor any other Affiliate that now owns or has owned an interest in any of the Texas Intrastate Pipelines has been or is the subject of a complaint, investigation or other proceeding regarding their respective rates or practices with respect to the Texas Intrastate Pipelines.

Section 4.19. FERC.

(a) Each of the Borrower and its Subsidiaries is in compliance, in all material respects, with all rules, regulations and orders of the FERC and all State Pipeline Regulatory Agencies applicable to the Pipeline Systems.

(b) As of the date of this Agreement, none of the Borrower or its Subsidiaries is liable for any refunds or interest thereon in excess of $25,000,000 as a result of an order from the FERC or any other Governmental Authority with jurisdiction over the Pipeline Systems.

(c) The Borrower’s and any applicable Subsidiary’s report on Form 6 filed with the FERC complies as to form with all applicable legal requirements and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements therein not misleading.

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(d) Without limiting the generality of Section 4.15 of this Agreement, no certificate, license, permit, consent, authorization or order (to the extent not otherwise obtained) is required by the Borrower or any of its Subsidiaries from any Governmental Authority to construct, own, operate and maintain the Pipeline Systems, or to transport and/or distribute Refined Products under existing contracts and agreements as the Pipeline Systems are presently owned, operated and maintained.

Section 4.20. Intentionally Deleted.

Section 4.21. Employee Matters.

There are no strikes, slowdowns, work stoppages, or controversies pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which could have, either individually or in the aggregate, a Material Adverse Effect.

Section 4.22. Ownership.

(a) As of the Amendment No. 1 Closing Date, the General Partner is the sole general partner of the Borrower and the Ultimate General Partner is the sole general partner of the General Partner. As of the Amendment No. 1 Closing Date, (i) the General Partner is the legal and beneficial owner of 2.0% of the partnership interests in the Borrower, and (ii) the Ultimate General Partner is the legal and beneficial owner of 0.001% of the partnership interests in the General Partner. After the Effective Date, the Partnership Agreement has not been amended, restated, supplemented, or revised other than in accordance with the terms of Section 6.09.

(b) As of the Amendment No. 1 Closing Date, the Equity Interests in the Guarantors and their Subsidiaries are legally and beneficially owned by the Persons, and by such Persons in the percentages, specified in Schedule 1.01(d). No part of such Equity Interests is subject to any Lien, other than in favor of the Administrative Agent.

Section 4.23. Solvency.

(a) Immediately before and immediately after the execution of this Agreement and immediately before and immediately after any Borrowing under this Agreement, (i) on a pro forma basis, the market value of the assets of the Borrower, its Subsidiaries and the Holdco Entities on a Consolidated basis exceeds the debts and liabilities, subordinated, contingent or otherwise, of the Borrower, its Subsidiaries and the Holdco Entities on a Consolidated basis; (ii) the present fair saleable value of the Property of the Borrower, its Subsidiaries and the Holdco Entities on a Consolidated basis is greater than the amount that would be required to pay the probable liability of the Borrower, its Subsidiaries and the Holdco Entities on a Consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower, its Subsidiaries and the Holdco Entities on a Consolidated basis can pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower, its Subsidiaries and the Holdco Entities on a Consolidated basis do not have unreasonably small capital with which to conduct the Business as reflected in the Financial Statements, as the Business is now conducted, and as the Business is proposed to be conducted after the dates, from time to time, at which the representation in this Section 4.23(a) speaks. The amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

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(b) The Borrower does not intend to, or to permit any of its Subsidiaries or any Holdco Entity to, and does not believe that it or any of its Subsidiaries or any Holdco Entity will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary or such Holdco Entity and the timing of the amounts of cash to be payable on or in respect of its Debt or the Debt of such Subsidiary or such Holdco Entity.

Section 4.24. Foreign Corrupt Practices; Anti-Terrorism Laws.

(a) None of the Loan Parties or their Subsidiaries, nor to the knowledge of any Loan Party or any of its Subsidiaries, (x) any director, officer, or employee of any of the Loan Parties or their Subsidiaries or (y) any agent of the Loan Parties or their subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, (i) is aware of or has taken any action, directly or indirectly, that would result in a material violation by such Persons of (1) any Anti-Corruption Laws, including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of any Anti-Corruption Laws or (2) any Anti-Terrorism Laws, or (ii) has engaged in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of prohibited offenses designated by the Organization for Economic Co-operation and Development’s Financial Action Task Force on Money Laundering.

(b) The Loan Parties, their Subsidiaries and their Affiliates have conducted their business in material compliance with any Anti-Corruption Laws and have instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(c) The Borrower will not use the proceeds of any Advance made or Letter of Credit issued hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person in violation of any Anti-Corruption or any Anti-Terrorism Laws.

Section 4.25. OFAC.

(a) None of the Loan Parties or their Subsidiaries, nor to the knowledge of any Loan Party or any of its Subsidiaries, (x) any director, officer, or employee of any of the Loan Parties or their Subsidiaries or (y) any agent of the Loan Parties or their Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is an individual or entity, that is, or is owned or controlled by Persons that are: (i) a Sanctioned Person; or (ii) located, organized or resident in a country, region or territory that is the subject of Sanctions broadly prohibiting dealings with such country, region or territory (a “Sanctioned Country”), including, without limitation, Cuba, Iran, Crimea, North Korea, Sudan and Syria; and

(b) The Borrower will not directly or, to the knowledge of the Borrower, indirectly, use the proceeds of any Advance made or Letter of Credit issued hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, a Sanctioned Person or Sanctioned Country to the extent that any such activity or business, or the funding of any such activity or business, would be in violation of any Sanctions or prohibited for a U.S. Person pursuant to any Sanctions.

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

ARTICLE V

AFFIRMATIVE COVENANTS

So long as any Note or any amount under any Credit Document shall remain unpaid, any Letter of Credit shall remain outstanding, or any Lender shall have any Commitment hereunder, the Borrower agrees to comply with the following covenants.

Section 5.01. Compliance with Laws, Etc; Beneficial Ownership Regulation; Compliance with Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. (a) The Borrower will, and will cause its Subsidiaries and the Holdco Entities to, comply in all material respects with all Legal Requirements. Without limitation of the foregoing, the Borrower shall, and shall cause its Subsidiaries and the Holdco Entities and, shall use reasonable efforts to cause each lessee or other Person operating or occupying any of its properties, to (i) comply, in all material respects with all applicable Environmental Laws and Environmental Permits, (ii) obtain and renew when needed all Environmental Permits necessary for its operations and properties, (iii) conduct any investigation, study, sampling, or testing required by applicable Environmental Laws and (iv) undertake any cleanup, removal, remedial and other action necessary to remove and clean up all Hazardous Substances from any of its properties, in accordance with the requirements of all Environmental Laws.

(b) The Borrower will, and will cause its Subsidiaries and the Holdco Entities to, (i) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification with respect to such Person (or a certification that the Borrower, such Subsidiary or such Holdco Entity qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation) of any change in the information provided in such Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (or, if applicable, the Borrower, such Subsidiary or such Holdco Entity ceasing to fall within an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation) and (ii) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or directly to such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation.

(c) The Borrower will, and will cause its Subsidiaries and the Holdco Entities to, maintain in effect and enforce policies and procedures designed, in its reasonable business judgment, to promote and achieve compliance by the Borrower, its Subsidiaries and the Holdco Entities and their respective directors, officers, employees and agents with all Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions.

Section 5.02. Maintenance of Insurance.

(a) Policies and Certificates. The Borrower shall, and shall cause its Subsidiaries and the Holdco Entities to, procure and maintain or shall cause to be procured and maintained continuously in effect policies of insurance in form and amounts and issued by financially sound insurance companies as is customary for companies in the same or similar businesses. Upon request of the Administrative Agent, summaries or copies of all policies or certificates thereof, and endorsements and renewals thereof of the Borrower and its Subsidiaries and the Holdco Entities shall be delivered to and retained by the Administrative Agent. All such policies of insurance shall either have attached thereto a Lender’s Loss Payable Endorsement for the benefit of the

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Administrative Agent for its benefit and the ratable benefit of the Lenders, as loss payee in form reasonably satisfactory to the Administrative Agent in its sole discretion or shall name the Administrative Agent as an additional insured, as applicable. All policies or certificates of insurance shall set forth the coverage, the limits of liability, the name of the carrier, the policy number, and the period of coverage. All such certificates of insurance of the Borrower and its Subsidiaries and the Holdco Entities shall contain a provision that notwithstanding any contrary agreements between the Borrower, its Subsidiaries, any Holdco Entity and the applicable insurance company, such policies will not be canceled, allowed to lapse without renewal, surrendered or amended solely to reduce the scope or limits of coverage without the applicable insurance company endeavoring to provide at least thirty days’ prior written notice to the Administrative Agent.

(b) Notice of Casualty Events, Etc. Promptly upon obtaining knowledge thereof, the Borrower shall notify the Administrative Agent of any material casualty to the Collateral, including all casualties to the Collateral where the aggregate damage to the Collateral could exceed $5,000,000. With respect to any potential claims under any business interruption, property, or environmental insurance maintained by the Borrower in excess of such amount, after the occurrence and during the continuance of an Event of Default, the Administrative Agent may, but shall not be required to, in consultation with the Borrower, make proof of loss under, settle and adjust any claims under, and receive the proceeds under any such insurance or direct the Borrower to take such actions at the direction of the Administrative Agent, and the reasonable expenses incurred by the Administrative Agent in adjustment and collection of such proceeds shall be paid by the Borrower. The Administrative Agent shall not be liable or responsible for failure to collect or exercise diligence in the collection of any proceeds.

(c) Payments. The insurance proceeds received on account of any loss, damage, destruction or other casualty (i) if any Event of Default has occurred and is continuing, shall be applied as a mandatory prepayment of the Advances or (ii) (A) if no Event of Default has occurred and is continuing, (B) the Borrower desires to rebuild, restore, or replace such property and (C) the rebuilding, restoration, or replacement can be and is completed within two hundred and seventy days after receipt of such proceeds or if such rebuilding, restoration, or replacement is not completed within such two hundred and seventy day period, the Borrower during such period has continued to work diligently to complete such rebuilding, restoration, or replacement as determined in the Administrative Agent’s sole but reasonable discretion, then such proceeds shall be delivered to the Borrower or the applicable Guarantor to be applied to pay for the cost of repair, restoration, or replacement of the Collateral subject to such loss, damage, destruction or other casualty, which Collateral shall be so repaired, restored, or replaced as to be of at least equal value and substantially the same character as prior to such loss, damage, destruction or other casualty. In the event that any such proceeds are paid to the Borrower or any such Guarantor in violation of the foregoing, the Borrower or such Guarantor shall hold the proceeds in trust for the Administrative Agent, segregate the proceeds from the other funds of the Borrower or such Guarantor, and promptly pay the proceeds to the Administrative Agent with any necessary endorsement. Upon the request of the Administrative Agent, after the occurrence and during the continuance of any Event of Default, the Borrower or any such Guarantor shall execute and deliver to the Administrative Agent any additional assignments and other documents as may be reasonably necessary to enable the Administrative Agent to directly collect the proceeds.

(d) Collateral Protection Insurance Notice. TEXAS FINANCE CODE SECTION 307.052 COLLATERAL PROTECTION INSURANCE NOTICE: (A) BORROWER IS REQUIRED TO (i) KEEP THE COLLATERAL INSURED AGAINST DAMAGE IN THE AMOUNT SPECIFIED HEREIN; (ii) PURCHASE THE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO DO BUSINESS IN THE STATE OF TEXAS OR

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AN ELIGIBLE SURPLUS LINES INSURER OR OTHERWISE AS PROVIDED HEREIN; AND (iii) NAME THE ADMINISTRATIVE AGENT AS THE PERSON TO BE PAID UNDER THE POLICY IN THE EVENT OF A LOSS AS PROVIDED HEREIN; (B) SUBJECT TO THE PROVISIONS HEREOF, BORROWER MUST, IF REQUIRED BY THE ADMINISTRATIVE AGENT, DELIVER TO THE ADMINISTRATIVE AGENT A COPY OF THE POLICY AND PROOF OF THE PAYMENT OF PREMIUMS; AND (C) SUBJECT TO THE PROVISIONS HEREOF, IF BORROWER FAILS TO MEET ANY REQUIREMENT LISTED IN THE FOREGOING SUBPARTS (A) OR (B), THE ADMINISTRATIVE AGENT MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF BORROWER AT BORROWER’S EXPENSE.

Section 5.03. Preservation of Existence, Etc. Except as otherwise permitted by Section 6.04, the Borrower will, and will cause its Subsidiaries and the Holdco Entities to, preserve and maintain their existence, rights, franchises and privileges in the jurisdiction of their formation, and qualify and remain qualified to do business and as is otherwise required in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its Properties; provided, however, that neither Borrower nor any of its Subsidiaries nor any Holdco Entity shall be required to preserve any such right or franchise if the general partner, board of directors or equivalent body of the Borrower or such Subsidiary or such Holdco Entity determines that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary or such Holdco Entity, as applicable, and if the loss of any such right or franchise is not disadvantageous in any material respect to the Lenders.

Section 5.04. Payment of Taxes, Etc. The Borrower will, and will cause its Subsidiaries and the Holdco Entities to, pay and discharge before the same shall become delinquent (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or Property and (b) all lawful claims that are material in amount which, if unpaid, might by law become a Lien upon its Property; provided, however, that the Borrower and its Subsidiaries and the Holdco Entities shall not be required to pay or discharge any such tax, assessment, charge, levy, or claim (i) which is being contested in good faith and by appropriate proceedings, and with respect to which reserves in conformity with GAAP have been provided or (ii) to the extent a failure to pay or discharge, individually or in the aggregate, could not have a Material Adverse Effect.

Section 5.05. Books and Records; Visitation Rights. The Borrower will keep, and cause each of its Subsidiaries and the Holdco Entities to keep, proper records and books of account in which full and correct entries in all material respects shall be made of all financial transactions and the assets and business of the Borrower, each of its Subsidiaries and each of the Holdco Entities, in accordance with GAAP consistently applied. At any reasonable time and from time-to-time during normal business hours, upon reasonable prior written notice, the Borrower will, and will cause its Subsidiaries and the Holdco Entities to, permit the Administrative Agent and each of the Lenders or representatives thereof, to examine and make copies of and abstracts from the records and books of account of the Borrower, its Subsidiaries and each of the Holdco Entities, to visit and inspect at its reasonable discretion the Properties of the Borrower, its Subsidiaries and each of the Holdco Entities, and to discuss the affairs, finances, and accounts of the Borrower, its Subsidiaries and the Holdco Entities with any officers and directors of the Borrower, its Subsidiaries or any Holdco Entity.

Section 5.06. Reporting Requirements. The Borrower will furnish to the Administrative Agent and to each Lender:

(a) Events of Default. As soon as possible and in any event within five days after the occurrence of each Event of Default known to a Responsible Officer, a statement of a Responsible Officer setting forth the details of such Event of Default and the actions which the Borrower has taken and proposes to take with respect thereto;

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(b) Quarterly Financials. As soon as available and in any event not later than forty-five days after the end of each of the first three quarters of each fiscal year of the Borrower, its Subsidiaries and the Holdco Entities: (i) the unaudited Consolidated and consolidating balance sheet of the Borrower, its Subsidiaries and the Holdco Entities as of the end of such quarter and the unaudited Consolidated and consolidating statements of income, operations, changes in partners’ capital, retained earnings, and cash flows of the Borrower, its Subsidiaries and the Holdco Entities for the period commencing at the end of the previous year and ending with the end of such quarter, setting forth (as applicable) in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified with respect to such statements (subject to year-end audit adjustments) by the chief financial officer of the Ultimate General Partner or Borrower as having been prepared in accordance with GAAP, and (ii) together with the unaudited financials required above, a Compliance Certificate executed by a Responsible Officer;

(c) Audited Annual Financials. As soon as available and in any event not later than ninety days after the end of each fiscal year of the Borrower: (i) a copy of the annual audited Consolidated and consolidating balance sheet for such year for the Borrower, its Subsidiaries and the Holdco Entities, and the audited Consolidated and consolidating statements of income, operations, changes in partners’ capital, retained earnings, and cash flows of the Borrower, its Subsidiaries and the Holdco Entities for such fiscal year, in each case certified without qualification by an independent certified public accountant of recognized standing acceptable to the Administrative Agent, together with a certificate of such accounting firm stating that, in the course of the regular audit of the Business of the Borrower, its Subsidiaries and the Holdco Entities, which audit was conducted by such accounting firm, either that such accounting firm has obtained no knowledge that a Default has occurred and is continuing or if in the opinion of such accounting firm such a Default has occurred and is continuing, a statement stating that a Default has occurred and is continuing, and (ii) together with the audited financials required above, a Compliance Certificate executed by a Responsible Officer;

(d) [Intentionally Deleted];

(e) Securities Filings and other Public Information. Promptly and in any event within ten days after the sending or filing thereof, copies of all proxy material, filings, reports and other information which the Parent, the Borrower, each of the Borrower’s Subsidiaries and the Holdco Entities sends to the holders of its respective public securities, files with the SEC, or otherwise makes available to the public or the financial community generally;

(f) Insurance Certificates. As soon as possible and in any event within sixty days after the end of each policy year of the Borrower, certificates of insurance with respect to the insurance policies covering the Borrower and its Subsidiaries and the Holdco Entities, together with, if requested by the Administrative Agent, copies of all insurance policies covering the Borrower and its Subsidiaries and the Holdco Entities;

(g) Termination Events. As soon as possible and in any event (i) within 30 days after the Borrower or any member of the Controlled Group knows or has reason to know that any Termination Event described in clause (a) of the definition of Termination Event with respect to any Plan has occurred, and (ii) within 10 days after the Borrower or any of its Affiliates knows or has reason to know that any other Termination Event with respect to any Plan has occurred, a statement of a Responsible Officer describing such Termination Event and the action, if any, which the Borrower or such Affiliate proposes to take with respect thereto;

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(h) Termination of Plans. Promptly and in any event within five Business Days after receipt thereof by the Borrower or any member of the Controlled Group from the PBGC, copies of each notice received by the Borrower or any such member of the Controlled Group of the PBGC’s intention to terminate any Plan or to have a trustee appointed to administer any Plan;

(i) Other ERISA Notices. Promptly and in any event within five Business Days after receipt thereof by the Borrower or any member of the Controlled Group from a Multiemployer Plan sponsor, a copy of each notice received by the Borrower or any member of the Controlled Group concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA;

(j) Environmental Notices. Promptly upon the receipt thereof by the Borrower and its Subsidiaries or any Holdco Entity, a copy of any form of written notice, summons or citation received from the EPA, or any other Governmental Authority concerning: (i) material violations or alleged material violations of Environmental Laws; (ii) any action or omission on the part of the Borrower or any of its Subsidiaries or any Holdco Entity in connection with Hazardous Substances which could reasonably result in the imposition of material liability therefor, including without limitation any notice of potential responsibility under CERCLA; or (iii) concerning the filing of a Lien upon, against or in connection with the Borrower, its Subsidiaries or any Holdco Entity, or any of their leased or owned Property, wherever located;

(k) Regulatory Notices. Promptly and in any event within five Business Days after receipt thereof by the Borrower and its Subsidiaries or any Holdco Entity, a copy of any form of material notice, summons, citation, proceeding or order received from the FERC or any other Governmental Authority concerning the regulation of any material portion of the Pipeline Systems;

(l) Other Notices. Promptly and in any event within five Business Days after receipt thereof by the Borrower and its Subsidiaries or any Holdco Entity, a copy of (i) any written notice, summons, citation, or proceeding from a Governmental Authority that could reasonably be expected to cause a Material Adverse Effect, (ii) any of the foregoing items that seeks to modify in any material adverse respect, revoke, or suspend any Material Contract, and (iii) any written notice, summons, or citation with respect to the commencement of any legal proceedings adversely affecting the Borrower’s or its Subsidiaries’ or any Holdco Entity’s title to the Collateral (if any) or, prior to the Investment Grade Date, the Administrative Agent’s Lien or security interest in such Collateral, or any part thereof;

(m) Material Changes. Prompt written notice of any condition or event of which the Borrower or any of its Subsidiaries or any Holdco Entity has knowledge, which condition or event has resulted or may reasonably be expected to result in (i) a Material Adverse Effect, or (ii) a breach of or noncompliance with any material term, condition, or covenant of any Material Contract to which the Borrower or any of its Subsidiaries or any Holdco Entity is a party or by which their Properties may be bound which breach or noncompliance could reasonably be expected to result in a Material Adverse Effect;

(n) Disputes, etc. Prompt written notice of (i) any litigation or proceedings existing, or to the knowledge of the Borrower or any of its Subsidiaries or any Holdco Entity, threatened or affecting the Borrower or any of its Subsidiaries or any Holdco Entity or the Collateral (if any) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect or any material labor controversy of which the Borrower or any of its Subsidiaries or any Holdco

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Entity has knowledge resulting in or reasonably considered to be likely to result in a strike against the Borrower or any Subsidiary of the Borrower or any Holdco Entity and (ii) any claim, judgment, Lien or other encumbrance (other than a Permitted Lien) affecting any Property of the Borrower or any Subsidiary of the Borrower or any Holdco Entity, if the value of the claim, judgment, Lien, or other encumbrance affecting such Property shall exceed $25,000,000; and

(o) KYC, Anti-Terrorism and Anti-Corruption. Promptly upon the request thereof, such other information and documentation required under applicable “know your customer” rules and regulations, the USA PATRIOT Act or any applicable Anti-Terrorism Laws or Anti-Corruption Laws, in each case as from time to time reasonably requested by the Administrative Agent or any Lender.

(p) Other Information. Such other information respecting the business or Properties, or the condition or operations, financial or otherwise, of the Borrower, any of its Subsidiaries, any Holdco Entity and any Partner, as the Administrative Agent or any Lender may from time-to-time reasonably request.

Documents required to be delivered pursuant to Sections 5.06(b)(i), 5.06(c)(i) or 5.06(e) may be delivered electronically with a posting on the Borrower’s website on the Internet or any other Internet or intranet website to which each Lender and the Administrative Agent has access, and if so delivered, shall be deemed to have been delivered (i) with respect to the financials required to be delivered pursuant to 5.06(b)(i) and 5.06(c)(i), on the date that the Borrower delivers the Compliance Certificates to the Administrative Agent as required under Section 5.06(b)(ii) and 5.06(c)(ii), and (ii) with respect to the documents required to be delivered pursuant to Section 5.06(e), on the date that the Borrower delivers a written notification to the Administrative Agent that such documents have been posted on such Internet or intranet website.

If the certificate containing any computation referred to in clauses (b) or (c) above includes pro forma EBITDA with respect to any Capital Expansion Project, such certificate shall also certify as to (1) with respect to the first inclusion of pro forma EBITDA, the Scheduled Completion Date of such Capital Expansion Project and (2) thereafter, the Borrower’s current good faith estimate of the date upon which such Capital Expansion Project will be completed.

Section 5.07. Maintenance of Property. The Borrower will, and will cause its Subsidiaries and the Holdco Entities to, maintain its owned, leased, or operated Properties that are necessary for the conduct of its business in good working condition and repair, ordinary wear and tear excepted. Additionally, the Borrower will, and will cause its Subsidiaries and the Holdco Entities to, use the standard of care typical in the industry for similarly situated businesses in the operation and maintenance of their facilities.

Section 5.08. Maintenance of Pipeline Systems and Terminals. The Borrower will, and will cause its Subsidiaries to (a) maintain or cause the maintenance of the interests and rights (i) which are necessary to maintain the rights of way for the Pipeline Systems and to maintain the Terminals, each as reflected in the Financial Statements and (ii) which individually or in the aggregate, could, if not maintained, reasonably be expected to have a Material Adverse Effect, (b) subject to the Permitted Liens, maintain the Pipeline Systems within the confines of the rights of way without material encroachment upon any adjoining property and maintain the Terminals within the boundaries of the deeds and without material encroachment upon any adjoining property, (c) maintain such rights of ingress and egress necessary to permit the Borrower and its Subsidiaries to inspect, operate, repair, and maintain the Pipeline Systems and the Terminals to the extent that failure to maintain such rights, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect and provided that the Borrower or any of its Subsidiaries may hire third parties to perform these functions, and (d) maintain all material agreements, licenses, permits, and other rights required for any of the foregoing described in clauses (a), (b), and (c) of

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this Section 5.08 in full force and effect in accordance with their terms, timely make any payments due thereunder, and prevent any default thereunder which could result in a termination or loss thereof, except any such failure to pay or default that could not reasonably, individually or in the aggregate, be expected to cause a Material Adverse Effect.

Section 5.09. State Regulatory Authority. The Borrower shall, and shall cause its Subsidiaries and the Holdco Entities to, not knowingly take any action or permit the Borrower or any of its Subsidiaries or any Holdco Entity to take any action which could cause the Borrower’s or any of its Subsidiaries’ or any Holdco Entity’s Business which is not already so regulated or treated to be (a) regulated as a “utility”, “public utility” or a “gas utility” by any State Pipeline Regulatory Agency; (b) deemed to be providing any service that would require the prior approval of any State Pipeline Regulatory Agency in order to discontinue or abandon such service; (c) within the meaning of the regulations of any State Pipeline Regulatory Agency be deemed to be (i) charging a “residential rate” or “commercial rate”, or (ii) providing “gas utility service to residential and small commercial customers” (within the meaning of Section 7.45 of the Rules of the Railroad Commission of Texas); or (d) subject to FERC jurisdiction.

Section 5.10. Additional Subsidiaries. The Borrower shall, and shall cause each of its Material Subsidiaries and the Holdco Entities to, (a) cause any Person (whether now existing or hereafter created) becoming a Material Subsidiary of the Borrower or any such Holdco Entity (other than any JV Entity or any other Excluded Subsidiary) to, promptly and in any event no later than thirty days after such Person becomes a Material Subsidiary of the Borrower or any such Holdco Entity (other than any JV Entity or any other Excluded Subsidiary) (i) execute a Guaranty, (ii) to the extent required by Section 5.11, execute a joinder to or assumption agreement of the Security Agreement, (iii) if such Person owns any Equity Interests in any other Person and to the extent required by Section 5.11, execute a joinder to or assumption agreement of the Pledge Agreement, (iv) if such Person holds any real property interest and to the extent required by Section 5.11 but subject to the Third Party Consent Limitation, execute a Mortgage, (v) to the extent required by Section 5.11, execute such other Security Documents as the Administrative Agent may reasonably request, and (vi) provide evidence of corporate authority to enter into such Credit Documents as the Administrative Agent may reasonably request, including without limitation, opinions of legal counsel regarding such corporate authority and the enforceability of such Credit Documents and (b) cause the owners of the Equity Interests of such new Material Subsidiary to (i) prior to the Investment Grade Date, execute a joinder to or assumption agreement of the Pledge Agreement and grant to the Administrative Agent an Acceptable Security Interest in such Equity Interests and (ii) provide such evidence of corporate authority to enter into such Credit Documents and other due diligence as the Administrative Agent may reasonably request, including without limitation, opinions of legal counsel regarding such corporate authority, the enforceability and perfection of such Credit Documents and title evidence regarding the ownership of the assets being acquired. The Borrower shall notify the Administrative Agent in writing of the formation or acquisition of any Subsidiary which is not a Material Subsidiary within sixty (60) days after its formation or acquisition.

Section 5.11. Agreement to Pledge.

(a) If, prior to the Investment Grade Date, as of the last day of any March, June, September or December during the term of this Agreement, the Borrower or any Material Subsidiary or any Holdco Entity now owned or hereafter acquired becomes the owner of (i) any Specified Deposit Account or (ii) any other Property which is not subject to a Lien securing the Obligations and the value of such Property, when aggregated with the value of all other Property of the Borrower or any Material Subsidiary or any Holdco Entity not subject to a Lien securing the Obligations, exceeds the Material Collateral Threshold, then before the expiration of 30 days (as such date may be extended by the Administrative Agent in its sole discretion) after such last day of the applicable March, June, September or December, the Borrower will, and will cause its Material

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Subsidiaries and the Holdco Entities to, grant to the Administrative Agent an Acceptable Security Interest in such Specified Deposit Account or with respect to such other Property, certain Property of the Borrower or any Material Subsidiary or any Holdco Entity such that the value of any Property which is not subject to a Lien securing the Obligations no longer exceeds the Material Collateral Threshold; provided however, the Borrower, its Material Subsidiaries and the Holdco Entities will not be required to grant to the Administrative Agent an Acceptable Security Interest in any Property of the Borrower or any Material Subsidiary or any Holdco Entity hereafter acquired that exceeds the Material Collateral Threshold if the Administrative Agent determines in its sole discretion that the relative burdens and expense of obtaining an Acceptable Security Interest in such Property outweigh the relative benefits of obtaining an Acceptable Security Interest in such Property; provided that (a) neither Borrower, nor any applicable Subsidiary nor any Holdco Entity shall be required to pledge the Equity Interests of any JV Entity owned by the Borrower, such Subsidiary or such Holdco Entity; and provided further however that neither Borrower nor any applicable Subsidiary nor any Holdco Entity shall be required to grant any Acceptable Security Interest in any real property interest that is subject to the Third Party Consent Limitation. Additionally, if after the date of this Agreement the Borrower, any of its Material Subsidiaries or any Holdco Entity purchases fee title to any real property, the Borrower or such Material Subsidiary or such Holdco Entity shall obtain Acceptable Surveys and Acceptable Title Commitments in respect of all such acquired real property (other than (x) the Excluded Property and (y) real property that consists merely of pipelines or gathering lines).

(b) (i) To the extent that any Mortgage does not expressly exclude any “Building” or “Manufactured (Mobile) Home” (each, as defined in the applicable Flood Insurance Regulations), the Administrative Agent shall, prior to the execution and delivery of such Mortgage, provide to the Lenders (which may be delivered electronically) (A) a standard life of loan flood hazard determination form for the real property to be mortgaged thereunder, and (B) if such real property is in a special flood hazard area, (x) a notice acknowledged by the Borrower or applicable Restricted Subsidiary of that fact and (if applicable) that flood insurance coverage is not available and (y) if flood insurance is available in the community in which such real property is located, a policy of flood insurance in compliance with Flood Insurance Regulations. To the extent that any such real property is subject to the provisions of the Flood Insurance Regulations, upon the earlier of (i) twenty (20) Business Days from the date the information required by the immediately preceding sentence is provided to the Lenders and (ii) receipt by the Administrative Agent of a notice from each Lender (which may be delivered electronically) that such Lender has completed all necessary flood insurance diligence with respect to such real property, the Administrative Agent may permit the execution and delivery of the applicable Mortgage in favor of the Administrative Agent.

(ii) Upon any increase, extension or renewal of the Commitments, if any Mortgage does not expressly exclude any Building or Manufactured (Mobile) Home, the Borrower shall provide evidence reasonably satisfactory to the Administrative Agent that Borrower has all necessary flood insurance under Flood Insurance Regulations with respect to the real property subject to such Mortgage, and the Administrative Agent shall have completed all necessary flood insurance due diligence and confirmed compliance with all Flood Insurance Regulations with respect thereto.

(iii) If any Mortgage does not expressly exclude any Building or Manufactured (Mobile) Home, the Borrower shall maintain flood insurance on any Buildings or Manufactured (Mobile) Homes subject to such Mortgage that are located in a special flood hazard area, from such providers, on such terms and in such amounts as required by the Flood Insurance Regulations.

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(c) Notwithstanding anything in this Agreement to the contrary, the parties hereto acknowledge and agree that at any time on or after the Investment Grade Date, so long as no Event of Default then exists, at the Borrower’s request (the date of such request, the “Collateral Release Date”), the Liens (including equity pledges) otherwise required by this Agreement and granted pursuant to the Security Documents shall be automatically released (the “Collateral Release Event”). From and after the Collateral Release Date, the Administrative Agent shall promptly execute, deliver and/or file at the Borrower’s expense all such further releases, termination statements, documents, agreements, certificates and instruments and do such further acts as the Borrower may reasonably require to more effectively evidence or effectuate such Collateral Release Event.

Section 5.12. Environmental Remediation and Indemnification. If at any time any Hazardous Substance is discovered on, under, or about any real property subject to any Mortgage or any other real property owned or operated by the Borrower or any of its Subsidiaries (“Other Property”) in violation of any Environmental Law in any material respect, the Borrower will inform the Administrative Agent of the same and of the Borrower’s proposed response as required under Environmental Law, including, without limitation, the performance of any required investigatory or remedial activity, and the Borrower will, at its sole cost and expense, remedy or remove such Hazardous Substances from such real property or Other Property or the groundwater underlying such real property or Other Property in accordance with (a) the approval of the appropriate Governmental Authority, if any such approval is required under Environmental Laws, and (b) all Environmental Laws. In addition to all other rights and remedies of the Administrative Agent and the Lenders under the Credit Documents, but subject to the Borrower’s or the applicable Subsidiaries’ right to contest the performance of any such response, as further described in this Section 5.12, if such Hazardous Substances require remediation or removal as set forth in this Section 5.12 but has not been remedied or removed from the affected Mortgaged Property or Other Property or the groundwater underlying such Mortgaged Property or Other Property by the Borrower within the time periods contemplated by the applicable response, the Administrative Agent may, at its sole discretion and after giving the Borrower written notification of its intention to self-implement any required response, pay to have the same remedied or removed in accordance with the applicable remediation program, and the Borrower will reimburse the Administrative Agent therefore within ten days of the Administrative Agent’s demand for payment. The Borrower shall have the right to contest any notice, directive or other demand of any third party, including without limitation, any Governmental Authority, to remedy or remove Hazardous Substances from any Property subject to a Mortgage or any Other Property so long as the Borrower diligently prosecutes such contest to completion, complies with any final order or determination and, before such contest, either furnishes the Administrative Agent security in an amount equal to the cost of remediation or removal of the Hazardous Substances or posts a bond with a surety satisfactory to the Administrative Agent in such amount. THE BORROWER SHALL BE SOLELY RESPONSIBLE FOR, AND WILL INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE AGENT AND EACH LENDER AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST, ANY AND ALL LOSSES, DAMAGES, DEMANDS, CLAIMS, CAUSES OF ACTION, JUDGMENTS, ACTIONS, ASSESSMENTS, PENALTIES, COSTS, EXPENSES AND LIABILITIES DIRECTLY OR INDIRECTLY ARISING OUT OF OR ATTRIBUTABLE TO ANY HAZARDOUS SUBSTANCES AT ANY REAL PROPERTY SUBJECT TO A MORTGAGE OR ANY OTHER PROPERTY, INCLUDING, WITHOUT LIMITATION, THE FOLLOWING: (Y) THE COSTS OF ANY REPAIR, CLEANUP OR DETOXIFICATION OF ANY MORTGAGED PROPERTY OR OTHER PROPERTY REQUIRED UNDER ENVIRONMENTAL LAW, AND THE PREPARATION AND IMPLEMENTATION OF ANY CLOSURE, REMEDIAL OR OTHER PLANS REQUIRED UNDER ENVIRONMENTAL LAW; AND (Z) ALL REASONABLE AND DOCUMENTED COSTS AND EXPENSES INCURRED BY THE ADMINISTRATIVE AGENT OR A LENDER IN CONNECTION WITH CLAUSE (Y) ABOVE, INCLUDING REASONABLE ATTORNEYS’ FEES

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(SUBJECT TO LIMITATIONS ON THE NUMBER OF SUCH COUNSEL AS PROVIDED IN SECTION 9.07); PROVIDED, HOWEVER, THAT THE BORROWER SHALL NOT BE LIABLE FOR ANY OF THE FOREGOING THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM THE GROSS NEGLIGENCE, BAD FAITH, OR WILLFUL MISCONDUCT OF THE ADMINISTRATIVE AGENT OR A LENDER AFTER TAKING POSSESSION OF A PROPERTY SUBJECT TO A MORTGAGE. THE COVENANTS AND INDEMNITIES PROVIDED IN THIS SECTION SHALL SURVIVE THE REPAYMENT OR ANY OTHER SATISFACTION OF THE OBLIGATIONS OF THE BORROWER UNDER THE CREDIT DOCUMENTS.

Section 5.13. Use of Proceeds. The Borrower shall use the proceeds of the Borrowings and the Letters of Credit to make Restricted Payments with the proceeds of Advances in compliance with Section 6.05, for Acquisitions, for Investments, to refinance Debt owing under the Prior Credit Agreement and to pay fees and expenses related to the refinancing of such Debt, for working capital and general corporate purposes, including, without limitation, Capital Expansion Projects and the making of capital expenditures. Neither the Borrower nor any of its subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U). No proceeds of the Borrowings will be used to purchase or carry any margin stock in violation of Regulations D, T, U, or X.

Section 5.14. Further Assurances.

(a) Promptly upon request and at its expense, the Borrower shall, and shall cause each Subsidiary and each Holdco Entity to, cure any defects in the creation and issuance of the Notes (if any) and the execution and delivery of this Agreement and the other Credit Documents. Prior to the Investment Grade Date, the Borrower hereby authorizes the Lenders or the Administrative Agent to file any financing statements without the signature of the Borrower to the extent permitted by applicable law in order to perfect or maintain the perfection of any security interest granted under any of the Credit Documents. The Borrower at its expense will, and will cause each Subsidiary and each Holdco Entity to, promptly execute and deliver to the Administrative Agent upon reasonable request all such other documents, agreements and instruments to comply with or accomplish the covenants and agreements of the Borrower or any Subsidiary or any Holdco Entity, as the case may be, in the Security Documents (prior to the Investment Grade Date) and this Agreement, or, prior to the Investment Grade Date, to further evidence and more fully describe the collateral intended as security for the Notes, or to correct any omissions in the Security Documents, or to state more fully the security obligations set out herein or in any of the Security Documents, or to perfect, protect or preserve any Liens created pursuant to any of the Security Documents (including without limitation deposit account control agreements with respect to the Specified Deposit Accounts), or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith or to enable the Administrative Agent to exercise and enforce its rights and remedies with respect to any Collateral (if any).

(b) Within 30 days after a request by the Administrative Agent or the Lenders to cure any title defects or exceptions which are not Permitted Liens and which, individually or in the aggregate, (i) materially interfere with the ordinary conduct of Business, (ii) materially detract from the value or the use of the portion of the Pipeline Systems affected thereby, or (iii) could reasonably have a Material Adverse Effect, the Borrower shall cure such title defects or exceptions or, prior to the Investment Grade Date, substitute such Collateral with acceptable Property of an equivalent value with no title defects or exceptions and deliver to the Administrative Agent satisfactory title evidence in form and substance acceptable to the Administrative Agent in its reasonable business judgment as to the Borrower’s and its Subsidiaries’ or any Holdco Entity’s title in such Property and, prior to the Investment Grade Date, the Administrative Agent’s Liens and security interests therein.

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(c) Promptly upon the receipt by the Borrower or any of its Subsidiaries or any Holdco Entity of the notices, summons or citations described in Section 5.06(l)(iii) hereof and provided that such legal proceedings could (i) materially interfere with the ordinary conduct of Business, (ii) prior to the Investment Grade Date, materially detract from the value or the use of the portion of the Collateral affected thereby, or (iii) reasonably be expected to have a Material Adverse Effect, the Borrower and its Subsidiaries and the Holdco Entities shall take such action as may be reasonably necessary to preserve the Borrower’s, its Subsidiaries’ or any Holdco Entity’s, and, prior to the Investment Grade Date, the Administrative Agent’s (as the secured party) rights affected thereby. If the Borrower or any of its Subsidiaries or any Holdco Entity fails or refuses to adequately, in the reasonable judgment of the Administrative Agent as the secured party, defend the Borrower’s, its Subsidiaries’ or any Holdco Entity’s, and, prior to the Investment Grade Date, the Administrative Agent’s (as the secured party) rights affected thereby, the Administrative Agent, as the secured party, may, after prior written notice to the Borrower, take such action on behalf of and in the name of Borrower and its Subsidiaries and such Holdco Entity and at the Borrower’s or such Subsidiary’s and such Holdco Entity’s sole cost and expense. Moreover, prior to the Investment Grade Date, the Administrative Agent as the secured party may take such independent action in connection therewith as it may in its reasonable discretion deem proper, including the right to employ independent counsel and to intervene in any suit affecting the Collateral. All reasonable costs, expenses and attorneys’ fees incurred by Administrative Agent pursuant to this Section 5.14 or, prior to the Investment Grade Date, in connection with the defense by the Administrative Agent of any claims, demands or litigation relating to the Collateral shall be paid by Borrower as provided in Section 9.04.

ARTICLE VI

NEGATIVE COVENANTS

So long as any Note or any amount under any Credit Document shall remain unpaid, any Letter of Credit shall remain outstanding or there shall be any Letter of Credit Exposure, or any Lender shall have any Commitment, the Borrower agrees to comply with the following covenants.

Section 6.01. Liens, Etc. The Borrower will not, and will not permit any of its Subsidiaries or any Holdco Entity to, create, assume, incur or suffer to exist, any Lien on or in respect of any of its Property whether now owned or hereafter acquired, or assign any right to receive income, except that the Borrower or any of its Subsidiaries or any Holdco Entity may create, incur, assume, or suffer to exist Liens (“Permitted Liens”):

(a) securing the Obligations;

(b) for taxes, assessments, governmental charges, or levies on Property of the Borrower or any Guarantor not yet due or that (provided foreclosure, sale or other similar proceedings shall not have been initiated) are being contested in good faith by appropriate proceedings, and such reserve as may be required by GAAP shall have been made therefor;

(c) in favor of bankers and/or financial institutions in respect of deposit accounts, other Liens imposed by law, such as landlords’, carriers’, warehousemen’s and mechanics’ liens and other similar Liens arising by operation of law in the ordinary course of business in respect of obligations that are not yet due or that are being contested in good faith by appropriate proceedings, provided such reserve as may be required by GAAP shall have been made therefor;

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(d) arising in the ordinary course of business out of pledges or deposits under workers’ compensation laws, unemployment insurance, old age pensions or other social security or retirement benefits, or similar legislation or to secure public or statutory obligations of the Borrower or any Guarantor;

(e) comprised of minor defects, irregularities, and deficiencies in title to, and easements, rights-of-way, zoning restrictions and other similar restrictions, charges or encumbrances, defects and irregularities in the physical placement and location of pipelines within the areas covered by the easements, leases, licenses and other rights in real property in favor of the Borrower or any of its Subsidiaries or any Holdco Entity which, individually and in the aggregate, do not materially interfere with the ordinary conduct of Business, do not materially detract from the value or the use of the property which they affect, and could not reasonably have a Material Adverse Effect;

(f) comprised of deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of like nature incurred in the ordinary course of business;

(g) created out of judgments or awards against the Borrower or any Guarantor and that (i) do not give rise to an Event of Default and (ii) with respect to which the Borrower or any Guarantor at the time shall be properly and timely prosecuting an appeal or proceedings for review and with respect to which it shall have secured a stay of execution pending such appeal or proceedings for review;

(h) (i) constituting purchase money Liens or security interests upon or in any Property acquired or held by the Borrower or any of its Subsidiaries or any Holdco Entity in the ordinary course of business to secure the purchase price of such Property or to secure indebtedness incurred solely for the purpose of financing the acquisition of such Property and (ii) securing Capital Leases; provided that (A) the aggregate principal amount of the indebtedness secured by the Liens permitted by this paragraph (h) shall not exceed the greater of (x) $50,000,000 and (y) two and one-half percent (2.5%) of the Borrower’s Consolidated Net Tangible Assets, (B) no such Lien may extend to or cover any Property other than the Property being acquired or leased, and (C) no such renewal or refinancing may extend to or cover any property not previously subject to the Lien being renewed or refinanced;

(i) assumed by Borrower or its Subsidiaries or any Holdco Entity in connection with an Acquisition; provided, that such Liens were not created in contemplation of such Acquisition and do not extend to any assets other than those acquired, and the applicable Debt is permitted by Section 6.02(i);

(j) (i) existing on the Amendment No. 1 Closing Date and listed on Schedule 6.01 attached hereto and (ii) any Liens in favor of the Parent (or any assignee or successor thereto that is an Affiliate of the Parent) securing certain obligations owing to the Parent (or such Affiliate assignee or successor) similar to those obligations owing under the Pipelines and Terminals Agreements so long as such Liens are subordinated to the Liens on the same assets securing the Obligations on terms not less advantageous to the Administrative Agent and the Lenders and similar to those contained in the Subordination, Non-Disturbance and Attornment Agreement executed by the Administrative Agent and the Parent as of July 8, 2005, in each case, including any renewals or extensions thereof; provided that the property covered thereby is not increased and any renewal or extension of the obligations secured or benefitted thereby is permitted by Section 6.02;

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(k) securing Debt permitted under Section 6.02(k); and

(l) on cash and Liquid Investments securing Swap Contracts between the Borrower, any Guarantor or any of their Subsidiaries and any Person who is not a Lender or an Affiliate of a Lender party to such Swap Contract; provided the aggregate amount of cash and/or Liquid Investments subject to such Liens may at no time exceed $25,000,000.

Section 6.02. Debts, Guaranties and Other Obligations. The Borrower will not, and will not permit any of its Subsidiaries or any Holdco Entity to, create, assume, suffer to exist, or in any manner become or be liable, in respect of any Debt except:

(a) Debt of the Borrower and its Subsidiaries and the Holdco Entities under the Credit Documents;

(b) Debt of the Borrower, its Subsidiaries and the Holdco Entities existing on the Amendment No. 1 Closing Date and disclosed in the attached Schedule 6.02 and any extensions, rearrangements and modifications thereof which do not increase the principal amount thereof or the interest rate charged thereon above a market rate of interest;

(c) Debt of the Borrower or any of its Subsidiaries or any Holdco Entity under any Swap Contract; provided that (i) such Debt was incurred by the Borrower, such Subsidiary or such Holdco Entity for general partnership, limited liability company or corporate purposes, as applicable, including for the purposes of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for speculative purposes, (ii) such Swap Contract is permitted under any risk management policy approved by such Person’s governing body from time to time, and (iii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

(d) Debt in respect of endorsement of negotiable instruments in the ordinary course of business;

(e) Debt in respect of (x) insurance premium financing for insurance being acquired by the Borrower, its Subsidiaries or any Holdco Entity under customary terms and conditions or (y) customary take-or-pay obligations contained in supply or service agreements, in each case in the ordinary course of business;

(f) Debt between the Borrower and any of its wholly-owned Subsidiaries or any Holdco Entity;

(g) Debt between any wholly-owned Subsidiary of the Borrower and any other wholly-owned Subsidiary of the Borrower or any Holdco Entity;

(h) Debt secured by Liens permitted under Section 6.01(h) which does not exceed the greater of (x) $50,000,000 and (y) two and one-half percent (2.5%) of the Borrower’s Consolidated Net Tangible Assets in aggregate principal amount at any time outstanding;

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(i) Debt assumed in connection with an Acquisition and secured by Liens permitted under Section 6.01(i); provided that, such Debt is existing at the time of such Acquisition and is not Debt incurred solely in contemplation of such Acquisition;

(j) Permitted Note Debt including, without limitation, any guaranty thereof;

(k) secured Debt, not exceeding the greater of (x) $20,000,000 and (y) one-half percent (0.5%) of the Borrower’s Consolidated Net Tangible Assets in aggregate principal amount at any time outstanding;

(l) guaranties of the Borrower in respect of Debt of any of its Subsidiaries or any Holdco Entity or guaranties of any Guarantor in respect of Debt of Borrower, or any other Guarantor, in each case, such Debt as otherwise permitted hereunder;

(m) Debt in connection with the Banking Service Obligations that is, prior to the Investment Grade Date, secured by the Security Documents (but which may be unsecured on and after the Investment Grade Date); and

(n) unsecured Debt in addition to Debt otherwise permitted above, not exceeding the greater of (x) $50,000,000 and (y) one and three-quarters percent (1.75%) of the Borrower’s Consolidated Net Tangible Assets in aggregate principal amount at any time outstanding.

Section 6.03. Agreements Restricting Liens. The Borrower will not, and will not permit any of its Subsidiaries or any Holdco Entity to, enter into any agreement (other than a Credit Document) which, except with respect to specific Property encumbered to secure payment of Debt related to such Property or otherwise, imposes restrictions greater than those under this Agreement upon the creation or assumption of any Lien upon its Properties, revenues or assets, whether now owned or hereafter acquired.

Section 6.04. Merger or Consolidation; Asset Sales; Acquisitions. The Borrower will not, and will not permit any of its Subsidiaries or any Holdco Entity to:

(a) Merge or consolidate with (including by division) or into any other Person, except that (i) the Borrower may merge with one or more of its Subsidiaries, provided that the Borrower shall be the surviving Person, (ii) any of its Subsidiaries may merge with any of its other Subsidiaries provided that if any of such Subsidiaries is a Guarantor, a Guarantor shall be the surviving Person, (iii) any Holdco Entity may merge with any other Holdco Entity or any other Guarantor provided that the surviving Person shall be a Guarantor, (iv) any of the Borrower’s Subsidiaries or any Holdco Entity may liquidate or dissolve or change its legal form if the Borrower determines in good faith that such action is in the best interests of the Borrower and is not materially disadvantageous to the Lenders, (v) with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed), the Borrower may change its legal form if the Borrower determines in good faith that such action is in the best interests of the Borrower and the Administrative Agent reasonably determines is not materially disadvantageous to the Lenders, and (vi) any of the Borrower’s Subsidiaries or any Holdco Entity may sell, lease, transfer or otherwise dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower, any other Subsidiary or any Holdco Entity; provided, that if the transferor in such transaction is a Guarantor, then the transferee must be the Borrower or another Guarantor;

(b) Sell, lease, transfer, or otherwise dispose of any of its Property except for: (i) sales of inventory, disposition of cash and Liquid Investments, disposition of overdue accounts

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receivable in connection with the compromise or collection thereof (and not in connection with any financing transaction) and leases, subleases, rights of way, easements, licenses and sublicenses that, individually and in the aggregate, do not materially interfere with the ordinary conduct of the business of the Borrower, its Subsidiaries and the Holdco Entities and do not materially detract from the value or the use of the property which they affect, in each case in the ordinary course of business; (ii) sales of Property that is obsolete or no longer useful or necessary for the proper operation or conduct of the Business; (iii) so long as no Event of Default has occurred and is continuing or would be caused thereby, sales and other transfers of Property from any Subsidiary of the Borrower or any Holdco Entity to either the Borrower or any other Guarantor (provided, however, that the Borrower or such Guarantor shall, prior to the Investment Grade Date, ratify, grant and confirm the Liens on such Property (and any other related Collateral) pursuant to such Security Documents and deliver such legal opinions in relation thereto as may be reasonably requested by the Administrative Agent); (iv) sales of its Investments made pursuant to clauses (a), (d), (e), (f), (g), or (m) of Section 6.06 (including, without limitation, the sale of any Holdco Entity (so long as at the time of such sale, such Holdco Entity only owns the Investment that is being sold at such time) or any Subsidiary that is not a Guarantor that owns such Investment) and its Property related thereto so long as (A) such sales are to a third party and are conducted in an arm’s length transaction, and (B) in the case of sales of Investments made pursuant to Section 6.06(e), at least 75% of the consideration for such sales shall be in the form of cash and Liquid Investments; provided that concurrent with the consummation of each sale of Investments made pursuant to Section 6.06(e), all cash proceeds are distributed to, or otherwise received by, the Borrower or a Guarantor; (v) dispositions of Property (x) resulting from condemnation thereof or (y) that has suffered a casualty (constituting a total loss or constructive total loss of such property), in each case upon or after receipt of the condemnation proceeds or insurance proceeds of such condemnation or casualty, as applicable; (vi) dispositions and transfers permitted by Section 6.04(a) above or for Investments permitted pursuant to Section 6.06; and (vii) sales of other Properties made in arm’s length transactions for fair market value, not exceeding in any fiscal year the greater of (x) $50,000,000 and (y) two and one-half percent (2.5%) of the Borrower’s Consolidated Net Tangible Assets in the aggregate, provided that no Event of Default has occurred and is continuing or would result from such sale, and provided further that in the case of sales of Investments made pursuant to clause (d), (e), (f), (g), (i) or (m) of Section 6.06 or sales made pursuant to clause (vii) above, the net cash proceeds thereof are used within 365 days of such sale to purchase assets of similar value, quality and business utility to those assets sold, leased, transferred or otherwise disposed of or, to the extent not so used within such 365 day period, the net cash proceeds thereof are used to repay Advances to the extent outstanding under this Agreement; or

(c) Make any Acquisition, except the Borrower or any Guarantor may make any Acquisition (by purchase or merger) provided that (i) the Borrower or a Guarantor is the acquiring or surviving entity; (ii) no Default or Event of Default exists and the Acquisition would not reasonably be expected to cause a Default or Event of Default; (iii) after giving effect to such Acquisition on a pro forma basis, the Borrower and its Subsidiaries and the Holdco Entities would have been in compliance with all of the covenants contained in this Agreement, including, without limitation, Sections 6.10 through 6.12 as of the end of the most recent fiscal quarter, (iv) the acquisition target is in the same or similar line of business as the Borrower and its Subsidiaries and the Holdco Entities and is not hostile, and (v)(i) except with respect to the Acquisition or formation of any Excluded Subsidiary, any JV Entity or any other joint venture or other similar arrangement that is not a Subsidiary, the terms of Section 5.10 and 5.11 are satisfied, and (ii) with respect to the Acquisition of, or Investments in, any Excluded Subsidiary, any JV Entity or any other joint venture or other similar arrangement that is not a Subsidiary, such Investment complies with the terms of Section 6.06.

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Section 6.05. Restricted Payments.

(a) The Borrower will not make or pay any Restricted Payment; except that the Borrower may, so long as no Default or Event of Default shall occur both before and after giving effect thereto, make (i) Restricted Payments (other than Restricted Debt Payments) during any fiscal quarter in an aggregate amount not to exceed the Borrower’s Available Cash as of the end of the immediately preceding fiscal quarter; provided that, the Borrower and its Subsidiaries shall be in compliance (after giving pro forma effect to the making of such Restricted Payment) with all of the covenants contained in this Agreement, including, without limitation, Sections 6.10 through 6.12 and (ii) Restricted Debt Payments; provided that (x) the Borrower has cash, Liquid Investments and availability under this Agreement in an amount equal to not less than twenty percent (20%) of the aggregate Commitments and (y) after giving effect to such Restricted Debt Payment on a pro forma basis, the Senior Leverage Ratio shall not be greater than 3.25 to 1.00.

(b) Any Holdco Entity that is not a Subsidiary of the Borrower will not make or pay any Restricted Payment; except that (i) such Holdco Entity may make any payment on account of any net profits interest, net working capital adjustments or earn-out payments in connection with an Investment by such Holdco Entity pursuant to Section 6.06 and (ii) such Holdco Entity may make Restricted Payments (other than any distributions of Equity Interests or payments-in-kind) at any time in an aggregate amount not to exceed such Holdco Entity’s Available Cash at the time of such Restricted Payment; provided that, (x) no Default or Event of Default shall occur both before and after giving effect to such Restricted Payment, and (y) the Borrower, its Subsidiaries and the Holdco Entities shall be in compliance (after giving pro forma effect to the making of such Restricted Payment) with all of the covenants contained in this Agreement, including, without limitation, Sections 6.10 through 6.12.

Section 6.06. Investments. Except as otherwise permitted under Section 6.04, the Borrower will not, and will not permit any of its Subsidiaries or any Holdco Entity to, make or permit to exist any loans, advances or capital contributions to, or make any investment in, or purchase or commit to purchase any stock or other securities or evidences of indebtedness of or interests in any Person (each an “Investment”) except the following:

(a) the purchase of Liquid Investments;

(b) current trade and customer accounts receivable or notes receivable which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms;

(c) Acquisitions (other than Acquisitions or Investments made with respect to any JV Entity or any other joint venture or other similar arrangement that is not a Subsidiary) to the extent made in compliance with Section 6.04 including, in the case of a Person that is acquired, all Investments in joint ventures made by such Person prior to such Person’s Acquisition by the Borrower, any of its Subsidiaries or any Holdco Entity; provided that such Person’s Investments in joint ventures was not made in contemplation of such Person being acquired by the Borrower or any of its Subsidiaries or any Holdco Entity;

(d) [Intentionally deleted];

(e) Investments in UNEV JV in an aggregate amount not to exceed $325,000,000 plus payments (either in cash or units of Equity Interests in the Limited Partner) on account of any net profits interest, net working capital adjustments or earn-out in connection with such Investments at

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any time; provided that (1) such Investments are made using cash and/or other Property of the Borrower, any of its Subsidiaries or any Holdco Entity and otherwise comply with Section 6.04 and (2) any Equity Interests in the Limited Partner that are given as consideration for such Investment shall not be included in the aggregate amount of such Investment by the Borrower, any of its Subsidiaries or any Holdco Entity for purpose of this clause (e). Additionally, the Borrower, its Subsidiaries and any Holdco Entity may make additional Investments in UNEV JV and/or the UNEV Pipeline provided that (i) the Borrower has cash, Liquid Investments and availability under this Agreement of at least $25,000,000 and (ii) after giving effect to such Investment on a pro forma basis, (x) the Limited Partner and its Subsidiaries would have been in compliance with the covenants contained in Sections 6.10 through 6.12 of this Agreement as of the end of the most recently completed fiscal quarter for which financial statements have been delivered pursuant to Section 5.06, and (y) the Senior Leverage Ratio shall not be greater than 3.25 to 1.00;

(f) Investments by the Borrower or any of its Subsidiaries in the JV Entities existing on the date of this Agreement; provided, that the amount of such Investments may not be increased (other than through natural appreciation or through cash Investments made pursuant to clauses (e), (g) or (m) of this Section 6.06);

(g) Investments by the Borrower, a Subsidiary of the Borrower or any Holdco Entity in any other Person that is not a Guarantor (including, without limitation, any JV Entity) in an aggregate amount for all such Investments not to exceed $100,000,000 outstanding at any time; provided that (i) such Investments (including Acquisitions) are made in cash and/or other Property of the Borrower, any of its Subsidiaries or any Holdco Entity and otherwise comply with Section 6.04 and Section 6.15, as applicable and (ii) any Equity Interests in the Borrower that are given as consideration for such Acquisition or Investment shall not be included in the aggregate amount of such Acquisition or Investment by the Borrower, any of its Subsidiaries or any Holdco Entity for purpose of this clause (g);

(h) Investments of the Borrower in any Guarantor and Investments of any Guarantor in the Borrower or any other Guarantor;

(i) Investments outstanding on the Amendment No. 1 Closing Date and identified on Schedule 6.06 attached hereto;

(j) guaranties permitted by Section 6.02(l);

(k) advances to officers, directors and employees of the Borrower and its Subsidiaries or any Holdco Entity in an aggregate amount no to exceed $2,500,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

(l) as long as no Event of Default has occurred and is continuing or would be caused thereby, Investments by the Borrower, a Subsidiary of the Borrower or any Holdco Entity in an aggregate amount for all such Investments not to exceed $100,000,000 outstanding at any time; provided, however, that any such Investment shall be permitted only if (x) before the effectiveness of such Investment and to the extent required by the Administrative Agent, the Borrower delivers to the Administrative Agent (i) such guaranties (and prior to the Investment Grade Date, mortgages, deeds of trust, security agreements, releases, UCC financing statements, UCC terminations and environmental assessments) as the Administrative Agent may reasonably request and, prior to the Investment Grade Date, accompanied by UCC searches and title investigations demonstrating that, prior to the Investment Grade Date, upon the effectiveness of such Investment and the recording and filing of any necessary documentation, the Administrative Agent will have an Acceptable

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Security Interest in such Investment, and (ii) such other agreements, instruments, certificates, approvals, opinions and other documents as any Lender through the Administrative Agent may reasonably request, in each case, to the extent required by Section 5.11 and (y) (i) such Investments are made in cash and/or other Property of the Borrower, any of its Subsidiaries or any Holdco Entity and otherwise comply with Section 6.04 and Section 6.15, as applicable and (ii) any Equity Interests in the Borrower that are given as consideration for such Investment shall not be included in the aggregate amount of such Investment by the Borrower, any of its Subsidiaries or any Holdco Entity for purpose of this clause (l); and

(m) Investments by the Borrower, any of its Subsidiaries or any Holdco Entity in the Cheyenne JV, the Cushing JV or the Osage JV made in cash and/or other Property of the Borrower, any of its Subsidiaries or any Holdco Entity; provided that (i) the Borrower has cash, Liquid Investments and availability under this Agreement of at least $25,000,000 and (ii) after giving effect to such Investment on a pro forma basis, (x) the Borrower and its Subsidiaries would have been in compliance with the covenants contained in Sections 6.10 through 6.12 of this Agreement as of the end of the most recently completed fiscal quarter for which financial statements have been delivered pursuant to Section 5.06, and (y) the Senior Leverage Ratio shall not be greater than 3.25 to 1.00.

Section 6.07. Affiliate Transactions. The Borrower shall not, nor shall it permit any of its Subsidiaries or any Holdco Entity to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise exchange or acquire any Property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except in the ordinary course of business at prices and on terms and conditions on an arm’s-length basis; provided, that the foregoing restriction shall not apply to:

(a) transactions set forth on Schedule 6.07;

(b) transactions between or among the Borrower, its Subsidiaries or any Holdco Entity;

(c) transactions pursuant to (x) the Material Contracts or (y) any contract or agreement in effect on the Amendment No. 1 Closing Date, as the same may be amended, modified or replaced from time to time, so long as any such contract or agreement as so amended, modified or replaced is, taken as a whole, no less favorable to the Borrower, its Subsidiaries and the Holdco Entities in any material respect than the contract or agreement in effect on the Amendment No. 1 Closing Date;

(d) transactions pursuant to which (i) taxes are allocated among the Borrower and its Affiliates in any manner consistent with Section 1552 (or any successor provision) of the Code, (ii) general and administrative expenses are allocated among the Borrower and its Affiliates in any manner consistent with Section 482 (or any successor provision) of the Code, and (iii) interest is charged or credited to Affiliates in any reasonable manner not inconsistent with the Code; and

(e) transactions entered into with any Excluded Subsidiary, the Ultimate General Partner, the General Partner, Parent or any of its subsidiaries or Affiliates, on terms and conditions, taken as a whole, that are fair and reasonable to the Borrower, its Subsidiaries or any Holdco Entity as determined in the good faith judgment of the Borrower, taking into account the totality of the relationship between the Borrower, its Subsidiaries, and the Holdco Entities on the one hand, and such Excluded Subsidiary, the Ultimate General Partner, the General Partner, Parent or such subsidiary or Affiliate thereof, as applicable, on the other.

Section 6.08. Other Businesses. The Borrower shall not, and shall not permit any of its Subsidiaries or any Holdco Entity to, substantially alter the character of their respective businesses from that conducted by the Borrower, its Subsidiaries and the Holdco Entities taken as a whole, on the Effective Date.

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Section 6.09. Amendment of Material Agreements. The Borrower shall not amend, modify, or supplement any of the Material Contracts without the prior written consent of the Majority Lenders; provided that such amendments, modifications, or supplements may be made without the consent of the Majority Lenders if such amendments, modifications or supplements are, as of the date they are entered into and considered individually or in the aggregate, not reasonably expected to cause a Material Adverse Effect.

Section 6.10. Total Leverage Ratio. As of the end of any fiscal quarter of the Borrower the Total Leverage Ratio shall not be greater than, (a) (i) prior to the Investment Grade Date, 5.25 to 1.00, and (ii) on or after the Investment Grade Date, 5.00 to 1.00, or (b) during a Qualifying Acquisition Period, whether prior to, on or after the Investment Grade Date, 5.50 to 1.00.

Section 6.11. Senior Leverage Ratio. As of the end of any fiscal quarter of the Borrower prior to the Investment Grade Date, the Senior Leverage Ratio shall not be greater than (a) 3.75 to 1.00 or (b) during a Qualifying Acquisition Period, 4.00 to 1.00.

Section 6.12. Interest Coverage Ratio. As of the end of any fiscal quarter of the Borrower prior to the Investment Grade Date, the Interest Coverage Ratio shall not be less than 2.50 to 1.00.

Section 6.13. Compliance with ERISA. The Borrower shall not, nor shall it permit any of its Subsidiaries or any Holdco Entity to, directly or indirectly, (a) engage in, or permit any Subsidiary, any Holdco Entity or any member of the Controlled Group to engage in, any transaction in connection with which the Borrower, any Subsidiary, any Holdco Entity or member of the Controlled Group could be subjected to either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code; (b) terminate, or permit any Subsidiary, any Holdco Entity or member of the Controlled Group to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability to the Borrower, any Subsidiary, any Holdco Entity or member of the Controlled Group to the PBGC; (c) fail to make, or permit any Subsidiary, any Holdco Entity or member of the Controlled Group to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Borrower, a Subsidiary, any Holdco Entity or member of the Controlled Group is required to pay as contributions thereto; (d) permit to exist, or allow any Subsidiary, any Holdco Entity or member of the Controlled Group to permit to exist, any accumulated funding deficiency within the meaning of Section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan; (e) permit, or allow any Subsidiary, any Holdco Entity or member of the Controlled Group to permit, the actuarial present value of the benefit liabilities (as “actuarial present value of the benefit liabilities” shall have the meaning specified in section 4041 of ERISA) under any Plan maintained by the Borrower, any Subsidiary, any Holdco Entity or any member of the Controlled Group which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities; (f) contribute to or assume an obligation to contribute to, or permit any Subsidiary, any Holdco Entity or member of the Controlled Group to contribute to or assume an obligation to contribute to, any Multiemployer Plan; (g) acquire, or permit any Subsidiary, any Holdco Entity or member of the Controlled Group to acquire, an interest in any Person that causes such Person to become a member of the Controlled Group with respect to the Borrower, any Subsidiary, any Holdco Entity or any member of the Controlled Group if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (1) any Multiemployer Plan, or (2) any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in

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accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities; (h) incur, or permit any Subsidiary, any Holdco Entity or member of the Controlled Group to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA; (i) contribute to or assume an obligation to contribute to, or permit any Subsidiary, any Holdco Entity or member of the Controlled Group to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability; (j) amend or permit any Subsidiary, any Holdco Entity or member of the Controlled Group to amend, a Plan resulting in an increase in current liability such that the Borrower, any Subsidiary, any Holdco Entity or any member of the Controlled Group is required to provide security to such Plan under section 401(a)(29) of the Code; or (k) permit to exist any occurrence of any Reportable Event (as defined in Title IV of ERISA), or any other event or condition, which presents a material (in the good faith opinion of the Majority Lenders) risk of such a termination by the PBGC of any Plan.

Section 6.14. Restricted Entities. Notwithstanding anything to the contrary contained herein, including any provision of this Article VI, the Borrower shall not, nor shall it permit any of its Subsidiaries or any Holdco Entity to, (a) create, assume, incur or suffer to exist any Lien on or in respect of any of its Property for the benefit of any Excluded Subsidiary, (b) except for Investments permitted by Section 6.06, sell, assign, pledge, or otherwise transfer any of its Properties to any Excluded Subsidiary, (c) except for such Investments permitted by Section 6.06, make or permit to exist Investments in any Excluded Subsidiary or in any of their respective Properties, or (d) amend, modify or supplement the voting or other consent provisions contained in the partnership agreement or other organizational documents of any Excluded Subsidiary; provided that such amendments, modifications, or supplements may be made without the consent of the Majority Lenders if such amendments, modifications or supplements are, as of the date they are entered into and considered individually and in the aggregate, not expected to materially decrease the economic benefit that the Borrower would have otherwise received pursuant to such agreements. Furthermore, the Borrower shall not, and shall not permit any of its Subsidiaries or any Holdco Entity to, consent to any Excluded Subsidiary (i) creating, incurring or suffering to exist any Debt, except trade payables in the ordinary course of business; (ii) creating, incurring or suffering to exist any Lien in, of or on the Property of any Excluded Subsidiary, except for the Liens of the type described in Sections 6.01(b), (c), (d), (e) or (f); (iii) merging or consolidating with or into any other Person; (iv) leasing, selling or otherwise disposing of its Property to any other Person other than (A) sales of such Property that are obsolete, redundant or otherwise not necessary in the business of the Excluded Subsidiaries, (B) sales of inventory in the ordinary course of business, or (C) operating leases entered into in the ordinary course of an Excluded Subsidiary’s business; (v) entering into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except (1) distributions by an Excluded Subsidiary to the holders of its Equity Interests in accordance with the terms of its applicable organizational documents, and (2) in the ordinary course of business and pursuant to the reasonable requirements of an Excluded Subsidiary’s business and upon fair and reasonable terms no less favorable to such Excluded Subsidiary than such Excluded Subsidiary would obtain in a comparable arms-length transaction; or (vi) conducting business in enterprises that are not in substantially the same field of business as presently conducted.

Section 6.15. Holdco Entities. So long as the Administrative Agent and the Lenders shall not have an Acceptable Security Interest in the Equity Interests of any JV Entity owned by the Borrower, its Subsidiaries or any Holdco Entity: (a) the applicable Holdco Entity owning Equity Interests in such JV Entity shall not own any material assets other than such Equity Interests in such JV Entity, (b) the applicable Holdco Entity owning Equity Interests in such JV Entity shall not engage in any business other than the ownership of such Equity Interests in such JV Entity, and (c) the applicable Holdco Entity owning Equity Interests in such JV Entity shall not sell, dispose of or otherwise transfer such Equity Interests in such JV Entity except as permitted by Section 6.04.

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ARTICLE VII

REMEDIES

Section 7.01. Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” under any Credit Document:

(a) Payment. The Borrower shall fail to (i) pay any principal of any Advance or reimburse any drawing under any Letter of Credit when the same becomes due and payable, (ii) pay any interest on any Note or any fee owing in connection with the Obligations, this Agreement or any of the other Credit Documents within five days after the same becomes due and payable, or (iii) pay any other amount owing in connection with the Obligations, this Agreement or any of the other Credit Documents within ten days after the same becomes due and payable;

(b) Representation and Warranties. Any representation or warranty made or deemed to be made (i) by the Borrower in this Agreement or in any other Credit Document, (ii) by the Borrower or any Guarantor (or any of their respective officers) in connection with this Agreement or any other Credit Document, or (iii) by any Guarantor in any Credit Document, shall, in any such case, prove to have been incorrect in any material respect when made or deemed to be made;

(c) Covenant Breaches. (i) The Borrower or any of its Subsidiaries shall fail to perform or observe any covenant contained in Sections 2.04(b), 5.02 (other than the provisions of Section 5.02 requiring the Borrower to deliver summaries or copies of policies or certificates, for which provisions only, a 30-day grace period shall apply provided such policies are then currently in effect), 5.03, 5.06, 5.09, 5.10, or 5.13 or in Article VI of this Agreement, or (ii) the Borrower or any of its Subsidiaries or any other Guarantor fail to perform or observe any other term or covenant set forth in this Agreement or any other Credit Document which is not covered by clause (i) above or any other provision of this Section 7.01 if such failure shall remain unremedied for thirty days after the earlier of written notice of such default shall have been given to the Borrower by the Administrative Agent or any Lender or a Responsible Officer’s actual knowledge of such default;

(d) Cross-Defaults.

(i) The Borrower or any of its Subsidiaries shall default in the making of any payment of any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $50,000,000 (but excluding Debt evidenced by the Notes) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt;

(ii) Any other event shall occur or condition shall exist under any agreement or instrument relating to Debt of the Borrower or any of its Subsidiaries which is outstanding in a principal amount of at least $50,000,000, and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt;

(iii) Any such Debt referred to in clauses (i) or (ii) above shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

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(iv) (A) Any default or event of default shall have occurred under any of the Material Contracts which has not been cured within any applicable grace period and which default or event of default could reasonably be expected to have a Material Adverse Effect, (B) any of the Material Contracts shall have terminated, or (C) any Person other than the Borrower or any of its Subsidiaries takes (or notifies the Borrower or any of its Subsidiaries that it intends to take) remedial action under any Material Contract, in each case that constitutes or could reasonably be expected to take the form of the purchase, occupation, or operation of any of the applicable Pipeline Systems or Terminals by a Person other than the Borrower or its wholly owned Subsidiaries.

(e) Insolvency. The Borrower or any of its Subsidiaries or any Guarantor shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Subsidiaries or any Guarantor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its Property and, in the case of any such proceeding instituted against the Borrower or any of its Subsidiaries or any Guarantor either such proceeding shall remain undismissed for a period of sixty days or any of the actions sought in such proceeding shall occur; or the Borrower or any of its Subsidiaries or any Guarantor shall take any corporate action to authorize any of the actions set forth above in this paragraph (e);

(f) Judgments. Any judgment or order for the payment of money in excess of $50,000,000 shall be rendered against the Borrower or any of its Subsidiaries or any Guarantor and remain unpaid and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

(g) [Intentionally Deleted];

(h) Credit Documents. Any material provision of the Credit Documents, including, without limitation, the Guaranty and, prior to the Investment Grade Date, the Security Documents, shall for any reason cease to be valid and binding on the Borrower or any Guarantor or any such Person shall so state in writing;

(i) Acceptable Security Interest. Prior to the Investment Grade Date, the Administrative Agent and the Lenders shall fail to have an Acceptable Security Interest in the Collateral;

(j) Termination Events. Any Termination Event with respect to a Plan shall have occurred, and, 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent, (i) such Termination Event shall not have been corrected and (ii) the then present value of such Plan’s vested benefits exceeds the then current value of assets accumulated in such Plan by more than the amount of $50,000,000 (or in the case of a Termination Event involving the withdrawal of a “substantial employer” (as defined in Section 4001(a)(2) of ERISA), the withdrawing employer’s proportionate share of such excess shall exceed such amount);

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(k) Plan Withdrawals. The Borrower or any member of the Controlled Group as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding $50,000,000; or

(l) Change of Control. A Change of Control shall occur.

Section 7.02. Optional Acceleration of Maturity. If any Event of Default (other than an Event of Default pursuant to paragraph (e) of Section 7.01) shall have occurred and be continuing, then, and in any such event,

(a) the Administrative Agent (i) shall at the request, or may with the consent, of the Majority Lenders, by notice to the Borrower, declare the obligation of each Lender and each Issuing Bank to make extensions of credit hereunder, including the making of Advances and issuing of Letters of Credit, to be terminated, whereupon the same shall forthwith terminate or (ii) shall, at the request, or may with the consent, of the Majority Lenders, by notice to the Borrower, declare all principal, interest, fees, reimbursements, indemnifications and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest, and all such amounts shall become and be forthwith due and payable in full, without presentment, demand, protest or further notice of any kind (including, without limitation, any notice of intent to accelerate or notice of acceleration), all of which are hereby expressly waived by the Borrower;

(b) the Borrower shall, on written demand of the Administrative Agent at the request or with the consent of the Majority Lenders, deposit with the Administrative Agent into the Cash Collateral Account such amount as the Administrative Agent may request, up to a maximum amount equal to the Letter of Credit Exposure as security for the Obligations; and

(c) the Administrative Agent shall at the request or may with the consent of the Majority Lenders proceed to enforce its rights and remedies under the Security Documents (if any), the Guaranty, and any other Credit Documents for the ratable benefit of the Lenders and Affiliates of Lenders (with respect to Banking Service Obligations) and counterparties (with respect to Lender Hedging Agreements) by appropriate proceedings.

Section 7.03. Automatic Acceleration of Maturity. If any Event of Default pursuant to paragraph (e) of Section 7.01 shall occur,

(a) (i) the obligation of each Lender and each Issuing Bank to make extensions of credit hereunder, including making Advances and issuing Letters of Credit, shall immediately and automatically be terminated and (ii) all principal, interest, fees, reimbursements, indemnifications, and all other amounts payable under this Agreement, the Notes, and the other Credit Documents shall immediately and automatically become and be due and payable in full, without presentment, demand, protest or any notice of any kind (including, without limitation, any notice of intent to accelerate or notice of acceleration), all of which are hereby expressly waived by the Borrower;

(b) the Borrower shall deposit with the Administrative Agent into the Cash Collateral Account such amount as the Administrative Agent may request, up to a maximum amount equal to the Letter of Credit Exposure as security for the Obligations; and

(c) the Administrative Agent shall at the request and may with the consent of the Majority Lenders proceed to enforce its rights and remedies under the Security Documents (if any),

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the Guaranty and any other Credit Document for the ratable benefit of the Lenders and Affiliates of Lenders (with respect to Banking Services) and counterparties to Lender Hedging Agreements (with respect to Lender Hedging Agreements) by appropriate proceedings.

Section 7.04. Non-exclusivity of Remedies. No remedy conferred upon the Administrative Agent or any Lender is intended to be exclusive of any other remedy, and each remedy shall be cumulative of all other remedies existing by contract, at law, in equity, by statute or otherwise.

Section 7.05. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent and each Lender is hereby authorized at any time and from time-to-time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent or any such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, the Notes held by such Lender, and the other Credit Documents, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand under this Agreement, any Note, or such other Credit Documents, and although such obligations may be unmatured; provided, that in the event that any Defaulting Lender shall exercise any such right of set-off, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of set-off. The Administrative Agent and each Lender agrees to promptly notify the Borrower after any such set-off and application made by the Administrative Agent or such Lender, provided that the failure to give the notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and the Lenders under this Section are in addition to any other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or the Lenders may have

Section 7.06. Application of Collateral. The proceeds of any sale, or other realization upon all or any part of the Collateral (as defined in each of the Security Documents) shall be applied by the Administrative Agent in the following order:

first, to the payment of all reasonable expenses, liabilities, and advances incurred or made by the Administrative Agent in connection with the sale or other realization of such Collateral, and to the ratable payment of any other unreimbursed reasonable expenses for which the Administrative Agent or any Lender is to be reimbursed pursuant to the terms hereof or any other Credit Document;

second, to the ratable payment of accrued but unpaid agent’s fees, commitment fees, letter of credit fees, and fronting fees owing to the Administrative Agent, the Issuing Banks, and the Lenders in respect of the Advances and Letters of Credit under this Agreement and the Notes;

third, to the ratable payment of accrued but unpaid interest on the Advances owing under this Agreement and the Notes;

fourth, to the ratable payment of (i) all other Obligations which relate to the Advances and Letters of Credit and which are owing to the Administrative Agent and the Lenders (other than amounts owing to any counterparty under any Lender Hedging Agreement), (ii) all amounts due and owing to the counterparties under any Lender Hedging Agreement, and (iii) all amounts due and owing to the Lenders and their respective Affiliates in connection with any Banking Service Obligations; and

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fifth, any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after the payment in full of all the Obligations shall be promptly paid over to the Borrower or to whoever may be lawfully entitled to receive such surplus.

Notwithstanding the foregoing, amounts received from any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act shall not be applied to any Excluded Pari Passu Hedging Obligations (it being understood, that in the event that any amount is applied to Obligations other than Excluded Pari Passu Hedging Obligations as a result of this Section 7.06, the Administrative Agent may make such adjustments as it determines are appropriate to distributions pursuant to clause fourth above from amounts received from “eligible contract participants” under the Commodity Exchange Act to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Obligations described in clause fourth above by the holders of any Excluded Pari Passu Hedging Obligations are the same as the proportional aggregate recoveries with respect to other Obligations pursuant to clause fourth above).

Administrative Agent shall incur no liability in connection with any determination of the existence or amount of Excluded Pari Passu Hedging Obligations and Administrative Agent may reserve from the application of amounts under this Section 7.06 any amounts it believes may be distributable in respect of Excluded Pari Passu Hedging Obligations until it has received evidence satisfactory to it of the existence, or lack of existence, and amount of such Excluded Pari Passu Hedging Obligations. Further, Administrative Agent may rely on certifications and representations from the Borrower in determining the existence and amount of such Excluded Pari Passu Hedging Obligations.

ARTICLE VIII

THE ADMINISTRATIVE AGENT AND THE ISSUING BANKS

Section 8.01. Appointment and Authorization of Administrative Agent.

(a) Each Lender hereby irrevocably (subject to Section 8.10) appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Credit Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Credit Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Credit Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Credit Documents with reference to the Administrative Agent, any syndication agent or documentation agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b) Each Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time (and except for so long) as the Administrative Agent may agree at the request of the Majority Lenders to act for such Issuing Bank with respect thereto; provided, however, that each Issuing Bank shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article VIII with respect to any acts taken or omissions suffered by an Issuing Bank in connection with Letters of Credit issued by

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it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term “Administrative Agent” as used in this Article VIII included each Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided herein with respect to each Issuing Bank.

Section 8.02. Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents, sub-agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence, bad faith, or willful misconduct.

Section 8.03. Default; Collateral.

(a) Upon the occurrence and continuance of a Default or Event of Default, the Lenders agree to promptly confer in order that Majority Lenders or all Lenders, as the case may be, may agree upon a course of action for the enforcement of the rights of the Lenders; and the Administrative Agent shall be entitled to refrain from taking any action (without incurring any liability to any Person for so refraining) unless and until the Administrative Agent shall have received instructions from Majority Lenders or all Lenders, as the case may be. All rights of action under the Credit Documents and all right to the Collateral, if any, hereunder may be enforced by the Administrative Agent and any suit or proceeding instituted by the Administrative Agent in furtherance of such enforcement shall be brought in its name as the Administrative Agent without the necessity of joining as plaintiffs or defendants any other Lender, and the recovery of any judgment shall be for the benefit of the Lenders (and, with respect to Lender Hedging Agreements, the counterparties thereto and, with respect to Banking Services, Affiliates of Lenders) subject to the expenses of the Administrative Agent. In actions with respect to any property of the Borrower or any Guarantor, the Administrative Agent is acting for the ratable benefit of each Lender (and, with respect to Lender Hedging Agreements, the counterparties thereto and, with respect to Banking Services, Affiliates of Lenders). Any and all agreements to subordinate (whether made heretofore or hereafter) other indebtedness or obligations of Borrower to the Obligations shall be construed as being for the ratable benefit of each Lender (and, with respect to Lender Hedging Agreements, the counterparties thereto and, with respect to Banking Services, Affiliates of Lenders).

(b) Each Lender authorizes and directs the Administrative Agent to enter into the Security Documents on behalf of and for the benefit of the Lenders (and, with respect to Lender Hedging Agreements, the counterparties thereto and, with respect to Banking Services, Affiliates of Lenders) (or if previously entered into, hereby ratifies the Administrative Agent’s (or any predecessor administrative agent’s) previously entering into such agreements and Security Documents).

(c) Except to the extent unanimity (or other percentage set forth in Section 9.01) is required hereunder, each Lender agrees that any action taken by the Majority Lenders in accordance with the provisions of the Credit Documents, and the exercise by the Majority Lenders of the power set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders and Affiliates of Lenders (with respect to Banking Service Obligations) and counterparties to Lender Hedging Agreements (with respect to Lender Hedging Agreements).

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(d) The Administrative Agent is hereby authorized on behalf of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time to take any action with respect to any Collateral or Security Documents, if any, which may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to the Security Documents.

(e) The Administrative Agent shall not have any obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by the Person purporting to own it or is cared for, protected, or insured or has been encumbered or that the Liens granted to the Administrative Agent (or any predecessor administrative agent) herein or pursuant thereto have been properly or sufficiently or lawfully created, perfected, protected, or enforced, or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the rights granted or available to the Administrative Agent in this Section 8.03 or in any of the Security Documents; IT BEING UNDERSTOOD AND AGREED THAT IN RESPECT OF THE COLLATERAL, OR ANY ACT, OMISSION, OR EVENT RELATED THERETO, THE ADMINISTRATIVE AGENT MAY ACT IN ANY MANNER IT MAY DEEM APPROPRIATE, IN ITS SOLE DISCRETION, GIVEN THE ADMINISTRATIVE AGENT’S OWN INTEREST IN THE COLLATERAL AS ONE OF THE LENDERS AND THAT THE ADMINISTRATIVE AGENT SHALL HAVE NO DUTY OR LIABILITY WHATSOEVER TO ANY LENDER (AND, WITH RESPECT TO LENDER HEDGING AGREEMENTS, THE COUNTERPARTIES THERETO AND, WITH RESPECT TO BANKING SERVICES, AFFILIATES OF LENDERS), OTHER THAN TO ACT WITHOUT GROSS NEGLIGENCE, BAD FAITH, OR WILLFUL MISCONDUCT.

(f) The Lenders hereby irrevocably authorize the Administrative Agent, at its option and in its discretion, to (i) deliver instruments of assurance confirming the non-existence of any Lien under the Credit Documents with respect to assets of a Person described in Section 5.11 that are excluded from the Collateral and (ii) release any Lien granted to or held by the Administrative Agent upon any Collateral: (A) constituting Property in which neither Borrower nor any Guarantor owned an interest at the time the Lien was granted or at any time thereafter; (B) constituting Property leased to the Borrower or a Guarantor under a lease which has expired or been terminated in a transaction permitted under the Credit Documents or is about to expire and which has not been, and is not intended by the Borrower or such Guarantor to be, renewed; (C) consisting of an instrument or other possessory collateral evidencing Debt or other obligations pledged to the Administrative Agent (for the benefit of the Lenders), if the Debt or obligations evidenced thereby has been paid in full or otherwise superseded; (D) Property permitted to be sold pursuant to Section 6.04; (E) Property permitted to be invested pursuant to Section 6.06; (F) upon the Investment Grade Date; or (G) upon termination of the Commitments and payment in full of the Obligations (other than the Unliquidated Obligations). In addition, the Lenders irrevocably authorize the Administrative Agent to release Liens upon Collateral as contemplated herein or in any other Credit Document, or if approved, authorized, or ratified in writing by the requisite Lenders. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent’s authority to release particular types or items of Collateral pursuant to this Section 8.03.

(g) In furtherance of the authorizations set forth in this Section 8.03, each Lender hereby irrevocably appoints the Administrative Agent its attorney-in-fact, with full power of substitution, for and on behalf of and in the name of each such Lender (i) to enter into Security Documents (including, without limitation, any appointments of substitute trustees under any Security Documents), (ii) to take action with respect to the Collateral and Security Documents, if any, to perfect, maintain, and preserve Lenders’ Liens, and (iii) to execute instruments of release or to take other action necessary to release Liens upon any Collateral to the extent authorized in paragraph (f) hereof. This power of attorney shall be liberally, not restrictively, construed so as to

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give the greatest latitude to the Administrative Agent’s power, as attorney-in-fact, relative to the Collateral matters described in this Section 8.03. The powers and authorities herein conferred on the Administrative Agent may be exercised by the Administrative Agent through any Person who, at the time of the execution of a particular instrument, is an officer of the Administrative Agent (or any Person acting on behalf of the Administrative Agent pursuant to a valid power of attorney). The power of attorney conferred by this Section 8.03(g) to the Administrative Agent is granted for valuable consideration and is coupled with an interest and is irrevocable so long as the Obligations, or any part thereof, shall remain unpaid or the Lenders are obligated to make any Advance or issue any Letter of Credit under the Credit Documents.

Section 8.04. Liability of Administrative Agent. NO AGENT-RELATED PERSON SHALL (A) BE LIABLE FOR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY ANY OF THEM UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (EXCEPT FOR ITS OWN GROSS NEGLIGENCE, BAD FAITH, OR WILLFUL MISCONDUCT IN CONNECTION WITH ITS DUTIES EXPRESSLY SET FORTH HEREIN), or (B) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by Borrower or any Guarantor or any officer thereof, contained herein or in any other Credit Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Administrative Agent under or in connection with, this Agreement or any other Credit Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document, or for the creation, perfection or priority of any Liens purported to be created by any of the Credit Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, or to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Credit Document, or for any failure of Borrower or any Guarantor or any other party to any Credit Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of the Borrower or any Guarantor or any Affiliate thereof. No Agent-Related Person shall be responsible for or have any duty to ascertain or inquire into the utilization of any Issuing Bank’s Letter of Credit Commitment (it being understood and agreed that each Issuing Bank shall monitor compliance with its own Letter of Credit Commitment without any further action by the Administrative Agent).

Section 8.05. Reliance by Administrative Agent.

(a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, electronic mail, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower or any Guarantor), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Credit Document unless it shall first receive such advice or concurrence of the requisite Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Credit Document in accordance with a request or consent of the requisite Majority Lenders or all the Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants.

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Where this Agreement expressly permits or prohibits an action unless the requisite Majority Lenders otherwise determine, the Administrative Agent shall, and in all other instances, the Administrative Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the requisite Lenders.

(b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has funded its Pro Rata Share of the initial Advance on the Effective Date (or, if there is no Advance made on such date, each Lender other than Lenders who gave written objection to the Administrative Agent prior to such date) shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Lender (or otherwise made available for such Lender on SyndTrak Online, DXSyndicate™ or any similar website) for consent, approval, acceptance or satisfaction, or required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

Section 8.06. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be directed by the Majority Lenders in accordance with this Article VIII; provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

Section 8.07. Credit Decision; Disclosure of Information by Administrative Agent. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of the Borrower or any Guarantor or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower, any Guarantor and their respective Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. In this regard, each Lender acknowledges that Thompson & Knight LLP is acting in this transaction as counsel to the Administrative Agent. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Credit Documents and the matters contemplated therein. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

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Section 8.08. Indemnification of Agents. WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED, THE LENDERS SHALL INDEMNIFY UPON DEMAND EACH AGENT-RELATED PERSON (TO THE EXTENT NOT REIMBURSED BY OR ON BEHALF OF THE BORROWER AND WITHOUT LIMITING THE OBLIGATION OF BORROWER TO DO SO), IN ACCORDANCE WITH THEIR RESPECTIVE PRO RATA SHARES, AND ALSO IN ACCORDANCE WITH SUCH PRO RATA SHARES, HOLD HARMLESS EACH AGENT-RELATED PERSON FROM AND AGAINST ANY AND ALL INDEMNIFIED LIABILITIES INCURRED BY IT (INCLUDING SUCH AGENT-RELATED PERSON’S OWN NEGLIGENCE); PROVIDED, HOWEVER, THAT NO LENDER SHALL BE LIABLE FOR THE PAYMENT TO ANY AGENT-RELATED PERSON OF ANY PORTION OF SUCH INDEMNIFIED LIABILITIES RESULTING FROM SUCH PERSON’S GROSS NEGLIGENCE, BAD FAITH, OR WILLFUL MISCONDUCT; provided, however, that no action taken in accordance with the directions of the Majority Lenders shall be deemed to constitute gross negligence, bad faith, or willful misconduct for purposes of this Section 8.08. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or reasonable out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Credit Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower and without limiting the obligation of Borrower to do so pursuant to Section 9.04. The undertaking in this Section 8.08 shall survive termination of the Commitments, the payment in full of all Obligations hereunder and the resignation or replacement of the Administrative Agent.

Section 8.09. Administrative Agent in its Individual Capacity. Wells Fargo and its Affiliates may make loans to, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Affiliates as though Wells Fargo were not the Administrative Agent or an Issuing Bank hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Wells Fargo or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of Borrower or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Advances, Wells Fargo shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or an Issuing Bank, and the terms “Lender” and “Lenders” include Wells Fargo in its individual capacity.

Section 8.10. Successor Administrative Agent and Issuing Bank. The Administrative Agent or any Issuing Bank may resign at any time upon 30 days’ notice to the Lenders with a copy of such notice to the Borrower. If the Administrative Agent or any Issuing Bank resigns under this Agreement, the Majority Lenders shall appoint from among the Lenders a successor administrative agent or issuing bank for the Lenders which successor administrative agent or issuing bank shall be consented to by the Borrower at all times other than during the existence of an Event of Default. If no successor administrative agent or issuing bank is appointed prior to the effective date of the resignation of the Administrative Agent or the applicable Issuing Bank, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent and/or issuing bank from among the Lenders. Upon the acceptance of its appointment as successor administrative agent and/or issuing bank hereunder, such successor administrative agent and/or issuing bank shall succeed to all the rights, powers and duties of the retiring Administrative Agent or Issuing Bank and the term “Administrative Agent” and “Issuing Bank” shall mean such successor administrative agent or issuing bank and the retiring Administrative Agent’s or Issuing Bank’s appointment, powers and duties as Administrative Agent or Issuing Bank shall be terminated. The resigning Issuing Bank shall remain the Issuing Bank with respect to any Letters of Credit outstanding on the effective date of its resignation and the provisions affecting such Issuing Bank with respect to Letters of Credit shall inure to the benefit of the resigning Issuing Bank until the termination of all such Letters of

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Credit. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article VIII and Sections 9.04 and 9.09 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above.

Section 8.11. Syndication Agent; Other Agents; Arrangers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” as a “documentation agent,” any other type of agent (other than the Administrative Agent), “arranger,” or “bookrunner” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

Section 8.12. Administrative Agent May File Proof of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Borrower or any Guarantor, the Administrative Agent (irrespective of whether the principal of any Advance or Letter of Credit Exposure shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

(i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Advances, Letter of Credit Exposures and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Banks and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Banks and the Administrative Agent under Sections 2.06 and 9.04) allowed in such judicial proceeding; and

(ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and Issuing Banks, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.06 and 9.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

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3rd Amended/Restated Credit Agreement

Section 8.13. Lender Hedging Agreements To the extent any Affiliate of a Lender (or former Lender or former Affiliate of a Lender) is a party to a Lender Hedging Agreement with the Borrower or any of its Subsidiaries or any Holdco Entity and thereby becomes a beneficiary of the Liens pursuant to any Security Document (if any), such Person shall be deemed to appoint the Administrative Agent its nominee and agent to act for and on behalf of such Person in connection with such Security Documents and to be bound by the terms of this Article VIII, Section 9.01(h) and the last sentence of Section 2.16.

Section 8.14. Banking Service Obligations. To the extent any Affiliate of a Lender provides any Banking Services and thereby becomes a beneficiary of the Liens pursuant to any Security Document (if any), such Affiliate of a Lender shall be deemed to appoint the Administrative Agent its nominee and agent to act for and on behalf of such Affiliate in connection with such Security Documents and to be bound by the terms of this Article VIII, Section 9.01(h) and the last sentence of Section 2.16.

Section 8.15. Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit or the Commitments or this Agreement;

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement;

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Advances, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement; or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

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In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, any Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto).

Section 8.16. Erroneous Payments.

(a) Each Lender, each Issuing Bank, each other Secured Party and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Bank or any other Secured Party (or the Lender Affiliate of a Secured Party) or any other Person that the Administrative Agent has determined in its sole discretion has received funds on behalf of a Lender, Issuing Bank, Secured Party or other Person (each such recipient, a “Payment Recipient”) from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment or (z) that such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) then, in each case an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 8.16(a), whether received as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, an “Erroneous Payment”) then such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

(b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly (and, in all events, within one Business Day of its knowledge (or deemed knowledge) of such error) notify the Administrative Agent in writing of such occurrence.

(c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or with respect to any Payment Recipient who

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received such funds on its behalf shall cause such Payment Recipient to) promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, except, in each case, to the extent such Erroneous Payment (or any portion thereof) is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any Loan Party for the purposes of making such Erroneous Payment.

(d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender or Issuing Bank that is a Payment Recipient (such unrecovered amount as to such Lender or Issuing Bank, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Payment Recipient (i) such Payment Recipient shall be deemed to have assigned its Advances (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s lending affiliate, in a principal amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Advances (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest, without further consent or approval of any party hereto. Without any further payment by the Administrative Agent or its lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment, and the Administrative Agent may reflect in the Register its ownership interest in the Advances subject to the Erroneous Payment Deficiency Assignment. As to any Erroneous Payment Deficiency Assignment, the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 9.06. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender or Issuing Bank and such Commitments shall remain available in accordance with the terms of this Agreement.

(e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Payment Recipient with respect to such amount, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower or any other Loan Party and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the applicable Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received, except, in each case, to the extent such Erroneous Payment (or any portion thereof) is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds of the Borrower or any other Loan Party.

(f) Each Payment Recipient hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Credit Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under pursuant to this Section 8.16 or under the indemnification provisions of this Agreement.

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(g) Each party’s obligations under this Section 8.16 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Credit Document.

Section 8.17. Credit Bidding.

(a) The Administrative Agent, on behalf of itself and the Secured Parties, shall have the right, exercisable at the direction of the Majority Lenders, to credit bid and purchase for the benefit of the Administrative Agent and the Secured Parties all or any portion of Collateral at any sale thereof conducted by the Administrative Agent under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with applicable law. Such credit bid or purchase may be completed through one or more acquisition vehicles formed by the Administrative Agent to make such credit bid or purchase and, in connection therewith, the Administrative Agent is authorized, on behalf of itself and the other Secured Parties, to adopt documents providing for the governance of the acquisition vehicle or vehicles, and assign the applicable Secured Obligations to any such acquisition vehicle in exchange for Equity Interests and/or debt issued by the applicable acquisition vehicle (which shall be deemed to be held for the ratable account of the applicable Secured Parties on the basis of the Secured Obligations so assigned by each Secured Party); provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof, shall be governed, directly or indirectly, by the vote of the Majority Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Majority Lenders contained in Section 9.01.

(b) Each Lender hereby agrees, on behalf of itself and each of its Affiliates that is a Secured Party, that, except as otherwise provided in any Credit Document or with the written consent of the Administrative Agent and the Majority Lenders, it will not take any enforcement action, accelerate obligations under any of the Credit Documents, or exercise any right that it might otherwise have under applicable law to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral.

ARTICLE IX

MISCELLANEOUS

Section 9.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement, the Notes, or any other Credit Document nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver, or consent shall, unless in writing and signed by each affected Lender, do any of the following: (a) reduce the principal of, or interest on, the Notes or any fees or other amounts payable to such Lender hereunder or under any other Credit Document (other than with respect to a waiver of default interest or to amend any financial covenant hereunder (or any defined term used therein), even if the effect of such amendment would be to reduce the rate of interest

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on any Advance or to reduce any fee payable hereunder), (b) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder or extend the Revolver Termination Date or the Final Maturity Date (provided that Majority Lenders can extend the Final Maturity Date pursuant to Section 2.18, but only with respect to the Extended Commitments of the Extending Lenders), (c) change the percentage of Lenders which shall be required for the Lenders or any of them to take any action hereunder or under any other Credit Document, (d) change the Pro Rata Share of any Lender (other than as a result of an increase in the Commitments pursuant to Section 2.14, a reallocation as a result of a Lender becoming, or ceasing to be, a Defaulting Lender pursuant to Section 2.17(a)(iv) or multiple maturity dates as a result of an extension of the Final Maturity Date pursuant to Section 2.18 by less than all of the Lenders), (e) amend Section 2.09, Section 2.13(a)(ii)(B), Section 7.06, Section 8.01 or this Section 9.01, (f) amend the definition of “Majority Lenders”, (g) release any Guarantor from its obligations under any Guaranty other than in connection with a transaction permitted under Section 6.04 or Section 6.06, or (h) release all or substantially all of the Collateral, except as permitted under Section 8.03(f); and provided, further, that (1) no Commitment of a Lender or any obligations of a Lender may be increased without such Lender’s written consent and (2) no amendment, waiver, or consent shall, unless in writing and signed by the Administrative Agent or the applicable Issuing Bank in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent or such Issuing Bank, as the case may be, under this Agreement or any other Credit Document. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

In the event that any Lender (a “Non-Consenting Lender”) fails to consent to any proposed amendment, modification, termination, waiver or consent with respect to any provision hereof or of any other Credit Document that requires the approval of the Lenders directly affected thereby or the unanimous approval of all of the Lenders and Majority Lenders have consented to such proposed amendment, modification, termination, waiver or consent, the Borrower shall be permitted to replace such Non-Consenting Lender pursuant to Section 2.15.

Section 9.02. Notices, Etc. All notices and other communications shall be in writing (including facsimile, telecopy, e-mail or other electronic communication) and mailed, faxed or telecopied, hand delivered or delivered by a nationally recognized overnight courier, for the Borrower and the Administrative Agent at the address specified in Schedule 1.01(b), and for any Lender at the address specified in its Administrative Questionnaire, or in each case, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, faxed, telecopied or sent via e-mail or other electronic transmissions approved by the Administrative Agent, or hand delivered or delivered by a nationally recognized overnight courier, be effective (i) three days after being deposited in the mail for any certified or registered mail, (ii) upon receipt when sent by hand or overnight courier service or (iii) when facsimile, telecopy, e-mail or other electronic transmission is completed, respectively; provided, that if not given during normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day of the recipient, except that notices and communications to the Administrative Agent pursuant to Article II or VIII shall not be effective until received by the Administrative Agent.

Section 9.03. No Waiver; Remedies. No failure on the part of the Administrative Agent, any Lender, or any Issuing Bank to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

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Section 9.04. Costs and Expenses. The Borrower agrees to pay within thirty days of receipt of a reasonably detailed invoice therefor (a) all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Notes, and the other Credit Documents (whether or not effective) including, without limitation, the reasonable, documented fees and out-of-pocket expenses of one firm as outside counsel for the Administrative Agent (and as the Administrative Agent may require, a single firm of local counsel in each jurisdiction in which any Collateral (if any) resides) and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement, and (b) all reasonable and documented out-of-pocket costs and expenses, if any, of the Administrative Agent, each Issuing Bank and each Lender (including, without limitation, reasonable and documented outside counsel fees and expenses of (i) one firm as outside counsel for the Administrative Agent, (ii) one firm of outside counsel for Issuing Banks and Lenders, taken as a whole, (iii) a single firm of local counsel in each jurisdiction in which any Collateral resides for the Administrative Agent and the Lenders, taken as a whole and (iv) in the case of an actual or perceived conflict of interest where the party affected by such conflict notifies the Borrower that such a conflict exists and retains its own counsel, by another firm of counsel for such affected party) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes, and the other Credit Documents after the occurrence and during the continuance of an Event of Default; provided that, all amounts owing under clause (a) and incurred prior to the Effective Date shall be paid on the Effective Date to the extent provided in Section 3.01(d).

Section 9.05. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, the Administrative Agent, and the Lenders and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, each Issuing Bank, and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or delegate its duties under this Agreement or any interest in this Agreement without the prior written consent of each Lender.

Section 9.06. Lender Assignments and Participations.

(a) Assignments. Any Lender may assign to another Lender or an Approved Affiliate all or any portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it, the Notes held by it, and the participation interest in the Letter of Credit Obligations held by it) without the Borrower’s consent and without any minimum assignment amount. Additionally, any Lender may assign to one or more banks or other entities all or any portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it, the Notes held by it, and the participation interest in the Letter of Credit Obligations held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of such Lender’s rights and obligations assigned under this Agreement, (ii) the amount of the Commitments, Advances, and participation interest in the Letter of Credit Obligations of such Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall be, if to an entity other than a Lender, not less than $5,000,000.00 and shall be an integral multiple of $1,000,000.00 (unless the Borrower and Administrative Agent otherwise consent), (iii) each such assignment shall be to an Eligible Assignee or an Approved Affiliate, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with the Notes subject to such assignment, (v) the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire, and

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(vi) each Eligible Assignee or Approved Affiliate (other than the Eligible Assignee of the Administrative Agent) shall pay to the Administrative Agent a $3,500 administrative fee. Additionally, the consent of the Issuing Banks (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least three Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto for all purposes and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (B) such Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of such Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto). In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable Pro Rata Share of Advances previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full Pro Rata Share of all Advances and participations in Letters of Credit. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

(b) Term of Assignments. By executing and delivering an Assignment and Acceptance, the Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency of value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the Guarantors or the performance or observance by the Borrower or the Guarantors of any of their obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.05 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

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(c) The Register. The Administrative Agent shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Advances owing to, each Lender from time to time (the “Register”). In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent, the Issuing Banks, and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

(d) Procedures. Upon its receipt of an Assignment and Acceptance executed by a Lender and an Eligible Assignee or an Approved Affiliate, together with the Notes (if any) subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of the attached Exhibit A, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the Borrower. Within ten (10) Business Days after its receipt of such notice, the Borrower shall execute and deliver to the Administrative Agent in exchange for the surrendered Notes (if any) (A) if such Eligible Assignee or Approved Affiliate has acquired a Commitment and has requested a Note, a new Note to such Eligible Assignee or Approved Affiliate in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and (B) if such Lender has retained any Commitment hereunder and has requested a Note, a new Note to such Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the attached Exhibit G.

(e) Participations. Each Lender may sell participations to one or more banks or other entities (other than a Defaulting Lender or Subsidiary of a Defaulting Lender) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it, its participation interest in the Letter of Credit Obligations, and the Notes held by it); provided, however, that (i) such Lender’s obligations under this Agreement (including, without limitation, its Commitments to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Notes for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent, and the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and (v) such Lender shall not require the participant’s consent to any matter under this Agreement, except for change in the principal amount of the Notes, reductions in fees or interest, releasing all or substantially all of the Collateral, or extending the Revolver Termination Date. The Borrower hereby agrees that participants shall have the same rights under Sections 2.10, 2.11, 2.12(b) and 9.07 as a Lender, subject to the requirements and limitations therein, including the requirements of Section 2.12(c) (it being understood that the documentation required under Section 2.12(c) shall be delivered by the participant to the Lender issuing such participation), to the extent of their respective participations, and provided that a participant shall in no event be entitled to receive any greater payment than the Lender that issued the participation would have been entitled to receive with respect to such participation.

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(f) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Advances and its Notes (if applicable) to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

Section 9.07. Indemnification. BORROWER SHALL INDEMNIFY THE ADMINISTRATIVE AGENT, THE ARRANGERS, EACH ISSUING BANK AND EACH LENDER AND THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS FROM, AND DISCHARGE, RELEASE, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, CLAIMS, EXPENSES, OR DAMAGES OF ANY KIND OR NATURE WHATSOEVER (OTHER THAN EXCLUDED TAXES AND TAXES GOVERNED BY SECTION 2.12) (COLLECTIVELY, THE “INDEMNIFIED LIABILITIES”) TO WHICH ANY OF THEM MAY BECOME SUBJECT RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, INCLUDING ANY INDEMNIFIED LIABILITIES WHICH ARISE OUT OF OR RESULT FROM (I) ANY ACTUAL OR PROPOSED USE BY THE BORROWER OR ANY AFFILIATE OF THE BORROWER OF THE PROCEEDS OF THE ADVANCES OR ANY LETTER OF CREDIT, (II) ANY BREACH BY THE BORROWER OR ANY AFFILIATE OF THE BORROWER OF ANY PROVISION OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, (III) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING (INCLUDING ANY THREATENED INVESTIGATION OR PROCEEDING) RELATING TO THE FOREGOING, (IV) ANY ENVIRONMENTAL CLAIM OR REQUIREMENT OF ENVIRONMENTAL LAWS CONCERNING OR RELATING TO THE PRESENT OR PREVIOUSLY-OWNED OR OPERATED PROPERTIES OF THE BORROWER OR ANY AFFILIATE OF THE BORROWER OR THE OPERATIONS OR BUSINESS OF THE BORROWER OR ANY AFFILIATE OF THE BORROWER, OR (V) ANY ENVIRONMENTAL CLAIM OR REQUIREMENT OF ENVIRONMENTAL LAWS CONCERNING OR RELATED TO THE BORROWER’S OR ANY BORROWER AFFILIATE’S PROPERTIES AND THE BORROWER SHALL REIMBURSE THE ADMINISTRATIVE AGENT, THE ARRANGERS, EACH ISSUING BANK AND EACH LENDER AND THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS, UPON DEMAND FOR ANY REASONABLE OUT-OF-POCKET EXPENSES (INCLUDING REASONABLE AND DOCUMENTED OUTSIDE LEGAL FEES OF ONE FIRM OF COUNSEL FOR SUCH INDEMNIFIED PERSONS, TAKEN AS A WHOLE (AND IN THE CASE OF AN ACTUAL OR PERCEIVED CONFLICT OF INTEREST WHERE THE INDEMNIFIED PERSON AFFECTED THEREBY NOTIFIES THE BORROWER THAT SUCH A CONFLICT EXISTS AND RETAINS ITS OWN COUNSEL, OF SUCH OTHER COUNSEL FOR SUCH AFFECTED INDEMNIFIED PERSON) AND SETTLEMENT COSTS) INCURRED IN CONNECTION WITH ANY SUCH INVESTIGATION, LITIGATION OR OTHER PROCEEDING; AND EXPRESSLY INCLUDING ANY SUCH INDEMNIFIED LIABILITIES INCURRED BY REASON OF THE INDEMNIFIED PERSON’S OWN NEGLIGENCE, BUT EXCLUDING ANY SUCH INDEMNIFIED LIABILITIES WHICH ARE FOUND BY A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM (I) THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PERSON OR (II) DISPUTES, CLAIMS, DEMANDS, ACTIONS, JUDGMENTS OR SUITS NOT ARISING DIRECTLY OR INDIRECTLY FROM ANY ACT OR OMISSION BY THE BORROWER OR ANY AFFILIATE OF THE BORROWER BROUGHT BY AN INDEMNIFIED PERSON AGAINST ANY OTHER INDEMNIFIED PERSON (OTHER THAN ANY SUCH DISPUTE, CLAIM, DEMAND, ACTION, JUDGMENT OR SUIT INVOLVING THE ARRANGERS IN THEIR CAPACITIES AS JOINT LEAD ARRANGERS, THE ISSUING BANKS IN THEIR CAPACITY AS ISSUING BANKS OR INVOLVING WELLS FARGO IN ITS

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CAPACITY AS ADMINISTRATIVE AGENT). THE COVENANTS AND INDEMNITIES PROVIDED IN THIS SECTION SHALL SURVIVE THE REPAYMENT OR ANY OTHER SATISFACTION OF THE OBLIGATIONS OF THE BORROWER UNDER THE CREDIT DOCUMENTS.

Section 9.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission (including via e-mail) shall be effective as delivery of a manually executed counterpart to this Agreement.

Section 9.09. Survival of Representations, etc. All representations and warranties contained in this Agreement or made in writing by or on behalf of the Borrower in connection herewith shall survive the execution and delivery of this Agreement and the other Credit Documents, the making of the Advances and any investigation made by or on behalf of the Administrative Agent or any Lender, none of which investigations shall diminish the Administrative Agent’s or any Lender’s right to rely on such representations and warranties. All obligations of the Borrower provided for in Sections 2.10, 2.11, 2.12, 9.04 and 9.07 and all of the obligations of the Lenders in Section 2.09 and 8.08 shall survive any termination of this Agreement and repayment in full of the Obligations.

Section 9.10. Severability. In case one or more provisions of this Agreement or the other Credit Documents shall be invalid, illegal, or unenforceable in any respect under any applicable law, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby. Without limiting the foregoing provisions of this Section 9.10, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by applicable bankruptcy laws, as determined in good faith by the Administrative Agent or the Issuing Banks, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

Section 9.11. Business Loans. The Borrower warrants and represents that the Advances evidenced by the Notes are and shall be for business, commercial, investment, or other similar purposes and not primarily for personal, family, household, or agricultural use, as such terms are used in Chapter One (“Chapter One”) of the Texas Finance Code. At all such times, if any, as Chapter One shall establish a Maximum Rate, the Maximum Rate shall be the “indicated rate ceiling” (as such term is defined in Chapter One) from time-to-time in effect.

Section 9.12. Usury Not Intended. It is the intent of the Borrower, the Administrative Agent, the Issuing Banks, and the Lenders in the execution and performance of this Agreement and the other Credit Documents to contract in strict compliance with applicable usury laws, including conflicts of law concepts, governing the Advances of the Lenders including such applicable laws of the State of Texas and the United States of America from time-to-time in effect. In furtherance thereof, the Administrative Agent, the Lenders, and the Borrower stipulate and agree that none of the terms and provisions contained in this Agreement or the other Credit Documents shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Rate and that for purposes hereof “interest” shall include the aggregate of all charges which constitute interest under such laws that are contracted for, charged, or received under this Agreement and the other Credit Documents; and in the event that, notwithstanding the foregoing, under any circumstances the aggregate amounts taken, reserved, charged, received, or paid on the Advances, include amounts which by applicable law are deemed interest which would exceed the Maximum Rate, then such excess shall be deemed to be a mistake and the Lender receiving same shall credit the same on the principal of its Notes (or if its Notes shall have been paid in full, refund said excess to the Borrower). In the event that the

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maturity of the Notes is accelerated by reason of any election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the Maximum Rate and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the Notes (or, if the Notes shall have been paid in full, refunded to the Borrower of such interest). The provisions of this Section shall control over all other provisions of this Agreement or the other Credit Documents which may be in apparent conflict herewith. In determining whether or not the interest paid or payable under any specific contingencies exceeds the Maximum Rate, the Borrower, the Administrative Agent, the Issuing Banks, and the Lenders shall to the maximum extent permitted under applicable law amortize, prorate, allocate and spread in equal parts during the period of the full stated term of the Note, all amounts considered to be interest under applicable law at any time contracted for, charged, received or reserved in connection with the Obligations.

Section 9.13. Waiver of Jury; Waiver of Consequential Damages; Consent to Jurisdiction.

(a) THE BORROWER, THE ADMINISTRATIVE AGENT, THE ISSUING BANKS, AND EACH LENDER HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

(b) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Borrower, the Administrative Agent, the Issuing Banks and each Lender hereby agree that they shall not assert, and hereby waive, any claim against any such Person which they may have against any other such Person and such Person’s respective Affiliates, directors, officers, employees and agents, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Advance or Letter of Credit Obligation or the use of the proceeds thereof; provided that the foregoing shall not apply to any consequential damages payable to a third person (that is, a Person other than the Borrower, the Administrative Agent, the Issuing Banks, any Lender and each of the foregoing’s respective Affiliates, directors, officers, employees and agents) for which indemnification is sought under this Agreement.

(c) The Borrower hereby irrevocably submits to the jurisdiction of any Texas state or federal court sitting in Dallas, Texas in any action or proceeding arising out of or relating to this Agreement or the other Credit Documents, and the transactions contemplated thereby and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court. The Borrower hereby unconditionally and irrevocably waives, to the fullest extent it may effectively do so, any right it may have to the defense of an inconvenient forum to the maintenance of such action or proceeding. The Borrower hereby agrees that service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made by mailing or delivering a copy of such process to such Borrower at its address set forth in this Agreement. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the rights of any Lender to serve legal process in any other manner permitted by the law or affect the right of any Lender to bring any action or proceeding against the Borrower or its Property in the courts of any other jurisdiction.

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Section 9.14. Governing Law. This Agreement, the Notes, and the other Credit Documents (other than those containing a contrary express choice of law provision) shall be governed by, construed, and enforced in accordance with the laws of the State of Texas. Without limiting the intent of the parties set forth above, (a) Chapter 15, Subtitle 3, Title 79, of the Revised Civil Statutes of Texas, 1925, as amended (relating to revolving loans and revolving tri-party accounts), shall not apply to this Agreement, the Notes, or the transactions contemplated hereby and (b) to the extent that any Lender may be subject to Texas law limiting the amount of interest payable for its account, such Lender shall utilize the indicated (weekly) rate ceiling from time to time in effect as provided in Chapter 303 of the Texas Finance Code, as amended (formerly known as the indicated (weekly) rate ceiling in Article 5069-1.04 of the Revised Civil Statutes of Texas). Each Letter of Credit shall be governed by the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (2007 version).

Section 9.15. Credit Documents. To the extent the specific terms and provisions of this Agreement expressly conflict with the specific terms and provisions of any of the other Credit Documents, the specific terms and provisions of this Agreement shall control.

Section 9.16. USA Patriot Act. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the USA Patriot Act.

Section 9.17. Express Negligence Rule. THE INDEMNIFICATION, RELEASE AND ASSUMPTION PROVISIONS PROVIDED FOR IN THIS AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT THE LOSSES, COSTS, EXPENSES AND DAMAGES IN QUESTION AROSE SOLELY OR IN PART FROM THE GROSS, ACTIVE, PASSIVE, OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OF ANY INDEMNIFIED PARTY. EACH OF THE ADMINISTRATIVE AGENT, THE ISSUING BANKS, THE LENDERS, THE BORROWER, AND EACH OF THE GUARANTORS ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

Section 9.18. Statute of Frauds.

(a) PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE LOAN AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY’S AUTHORIZED REPRESENTATIVE.

(b) THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN CREDIT AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE CREDIT AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

(c) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 9.19. Restatement. The parties hereto agree that this Agreement amends, restates and rearranges the Prior Credit Agreement in its entirety and that all Advances outstanding and Letters of Credit issued and outstanding under the Prior Credit Agreement on the Effective Date shall be and be deemed to

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be Advances (of the same Type and having the same Interest Periods) made and Letters of Credit issued under this Agreement, and shall thereafter be evidenced and governed by the terms and conditions of this Agreement. Article 8 and Sections 9.04 and 9.07 of the Prior Credit Agreement shall survive and inure to the benefit of the Administrative Agent with respect to events and conditions that occurred or existed prior to the Effective Date.

Section 9.20. Confidentiality.

(a) Each of Administrative Agent, the Lenders and the Issuing Banks agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors, representatives, rating agencies, market data collectors and to any credit insurance provider relating to Borrower and the Obligations (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, in which event Administrative Agent, such Lender or such Issuing Bank, as applicable, shall give the Borrower prompt prior notice of the disclosure permitted by this clause (c) unless such notice is impracticable or otherwise prohibited, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same, or at least as restrictive, as those of this Section, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement, (ii) any actual or prospective direct or indirect contractual counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower or any Guarantor or any of their obligations, or (iii) any provider of Banking Services, (g) with the consent of Borrower, or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to Administrative Agent, any Lender, any Issuing Bank or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower or any Guarantor, unless Administrative Agent, such Lender, such Issuing Bank or such Affiliate has actual knowledge that such source owes an obligation of confidence to the Borrower or any Guarantor with respect to such Information.

(b) For purposes of this Section, “Information” means all information received from Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to Administrative Agent, any Lender or any Issuing Bank on a nonconfidential basis prior to disclosure by the Borrower or any such Subsidiary, provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

(c) Administrative Agent and each of the Lenders acknowledges that (a) the Information may include material non-public information concerning the Borrower or any of its Subsidiaries, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable law, including federal and state securities laws.

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Section 9.21. Commodity Act Keepwell Provisions. The Borrower, to the extent that it is a Qualified ECP Guarantor, hereby guarantees the payment and performance of all Obligations in respect of any Lender Hedging Agreement of each Guarantor and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Guarantor in order for such Guarantor to honor its obligations under the Guaranty with respect to Lender Hedging Agreements (provided, however, that the Borrower, to the extent it is a Qualified ECP Guarantor, shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred (a) without rendering its obligations under this Section, or otherwise under this Agreement or any other Credit Document, as it relates to such Guarantors, voidable under laws relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount and (b) without rendering such Guarantor liable for amounts to creditors, other than to a counterparty to a Lender Hedging Agreement, that such Guarantor would not otherwise have made available to such creditors if this Section 9.21 was not in effect). The obligations of the Borrower, to the extent it is a Qualified ECP Guarantor, under this Section shall remain in full force and effect until all Obligations (other than Unliquidated Obligations) are paid in full to the Lenders, the Administrative Agent and the counterparties to all Lender Hedging Agreements, and all of the Lenders’ Commitments are terminated. The Borrower intends that this Section 9.21 constitute, and this Section 9.21 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 9.22. No Fiduciary Duty. Each Lender and their Affiliates (collectively, solely for purposes of this Section 9.22, the “Lenders”), may have economic interests that conflict with those of the Loan Parties and their respective Subsidiaries, their equityholders and/or their Affiliates. Each Loan Party, for itself and on behalf of its Subsidiaries, agrees that nothing in this Agreement or the other Credit Documents will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and any Loan Party or its Subsidiaries, their equityholders or their Affiliates, on the other. Each Loan Party, for itself and on behalf of its Subsidiaries, acknowledges and agrees that (i) the transactions contemplated by the Credit Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties and their Subsidiaries, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Loan Party or its Subsidiaries, their equityholders or their Affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party or its Subsidiaries, their equityholders or their Affiliates on other matters) or any other obligation to any Loan Party or any of its Subsidiaries except the obligations expressly set forth in the Credit Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of any Loan Party or any of its Subsidiaries, their officers, equityholders, creditors or any other Person. Each Loan Party, for itself and its Subsidiaries, acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Loan Party, for itself and its Subsidiaries, agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Loan Party or Subsidiary, in connection with such transaction or the process leading thereto.

Section 9.23. Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)

the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

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(b)	the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)

a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

Section 9.24. Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 12.24, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

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“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

[SIGNATURE PAGES FOLLOW]

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EXECUTED as of the date first written above.

BORROWER:

HOLLY ENERGY PARTNERS, L.P., a Delaware limited partnership

By:	HEP Logistics Holdings, L.P.,
its sole general partner

By	Holly Logistic Services, L.L.C.,
its sole general partner

By:
Name:
Title:

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent

By:
Name:
Title:

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LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender and an Issuing Bank

By:
Name:
Title:

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

MUFG UNION BANK, N.A., as a Lender and Syndication Agent

By:
Name:
Title:

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender and a Co-Documentation Agent

By:
Name:
Title:

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

BBVA USA, as a Lender and a Co-Documentation Agent

By:
Name:
Title:

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

CITIBANK, N.A., as a Lender and a Co-Documentation Agent

By:
Name:
Title:

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender and a Co-Documentation Agent

By:
Name:
Title:

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender and a Co-Documentation Agent

By:
Name:
Title:

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

TRUIST BANK, as a Lender and a Co-Documentation Agent

By:
Name:
Title:

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender and a Co-Documentation Agent

By:
Name:
Title:

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

BNP PARIBAS, as a Lender

By:
Name:
Title:

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

CITIZENS BANK NA, as a Lender

By:
Name:
Title:

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

FIFTH THIRD BANK, as a Lender

By:
Name:
Title:

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:
Name:
Title:

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

CIT BANK, N.A., as a Lender

By:
Name:
Title:

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

COMERICA BANK, as a Lender

By:
Name:
Title:

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:
Name:
Title:

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

SCHEDULE 1.01(a)

COMMITMENTS

Omitted pursuant to Item 601(a)(5) of Regulation S-K.

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

SCHEDULE 1.01(b)

NOTICE ADDRESSES FOR BORROWER AND ADMINISTRATIVE AGENT

Omitted pursuant to Item 601(a)(5) of Regulation S-K.

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

SCHEDULE 1.01(c)

EXCLUDED PROPERTY

Omitted pursuant to Item 601(a)(5) of Regulation S-K.

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

SCHEDULE 1.01(d)

GUARANTORS

Guarantor	Ownership

Holly Energy Finance Corp.	Borrower – 100%

HEP Logistics GP, L.L.C.	Borrower – 100%

HEP Pipeline GP, L.L.C.	Holly Energy Holdings LLC – 100%

HEP Refining GP, L.L.C.	Holly Energy Holdings LLC – 100%

HEP Mountain Home, L.L.C.	Holly Energy Holdings LLC – 100%

HEP Pipeline, L.L.C.	Holly Energy Holdings LLC – 100%

HEP Refining, L.L.C.	Holly Energy Holdings LLC – 100%

HEP Woods Cross, L.L.C.	Holly Energy Holdings LLC – 100%

HEP Navajo Southern, L.P.	Holly Energy Holdings LLC - 99.999% HEP Pipeline GP, L.L.C. - 0.001%

HEP Pipeline Assets, Limited Partnership	Holly Energy Holdings LLC - 99.999% HEP Pipeline GP, L.L.C. - 0.001%

HEP Fin-Tex/Trust River, L.P.	Holly Energy Holdings LLC - 99.999% HEP Pipeline GP, L.L.C. - 0.001%

HEP Refining Assets, L.P.	Holly Energy Holdings LLC - 99.999% HEP Refining GP, L.L.C.- 0.001%

Holly Energy Storage – Lovington LLC	HEP Refining, L.L.C. – 100%

HEP Tulsa LLC	Holly Energy Holdings LLC– 100%

Lovington-Artesia, L.L.C.	Holly Energy Holdings LLC– 100%

SLC Pipeline LLC	Holly Energy Holdings LLC– 100%

Roadrunner Pipeline, L.L.C.	Holly Energy Holdings LLC– 100%

Cheyenne Logistics LLC	Holly Energy Holdings LLC– 100%

El Dorado Logistics LLC	Holly Energy Holdings LLC– 100%

HEP UNEV Holdings LLC	Borrower – 100%

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

HEP UNEV Pipeline LLC	HEP UNEV Holdings LLC – 100%

Frontier Aspen LLC	Holly Energy Holdings LLC– 100%

HEP El Dorado LLC	El Dorado Logistics LLC – 100%

El Dorado Operating LLC	Holly Energy Holdings LLC– 100%

El Dorado Osage LLC	Holly Energy Holdings LLC– 100%

HEP Cheyenne LLC	Holly Energy Holdings LLC– 100%

Woods Cross Operating LLC	Holly Energy Holdings LLC– 100%

Holly Energy Holdings LLC	Borrower – 100%

Holly Energy Partners – Operating, L.P.	HEP Logistics GP, L.L.C. – 0.001% Borrower – 99.999%

HEP Cushing LLC	Holly Energy Holdings LLC – 100%

HEP Oklahoma LLC	Holly Energy Holdings LLC – 100%

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

SCHEDULE 4.01

SUBSIDIARIES

Name of Subsidiary	Ownership	Jurisdiction of Formation

Holly Energy Finance Corp.	Borrower – 100%	Delaware

HEP Logistics GP, L.L.C.	Borrower – 100%	Delaware

HEP Pipeline GP, L.L.C.	Holly Energy Holdings LLC– 100%	Delaware

HEP Refining GP, L.L.C.	Holly Energy Holdings LLC– 100%	Delaware

HEP Mountain Home, L.L.C.	Holly Energy Holdings LLC– 100%	Delaware

HEP Pipeline, L.L.C.	Holly Energy Holdings LLC– 100%	Delaware

HEP Refining, L.L.C.	Holly Energy Holdings LLC– 100%	Delaware

HEP Woods Cross, L.L.C.	Holly Energy Holdings LLC– 100%	Delaware

HEP Navajo Southern, L.P.	Holly Energy Holdings LLC– 99.999% HEP Pipeline GP, L.L.C. – 0.001%	Delaware

HEP Pipeline Assets, Limited Partnership	Holly Energy Holdings LLC– 99.999% HEP Pipeline GP, L.L.C. – 0.001%	Delaware

HEP Fin-Tex/Trust River, L.P.	Holly Energy Holdings LLC– 99.999% HEP Pipeline GP, L.L.C. – 0.001%	Texas

HEP Refining Assets, L.P.	Holly Energy Holdings LLC– 99.999% HEP Refining GP, L.L.C. – 0.001%	Delaware

Holly Energy Storage – Lovington LLC	HEP Refining, L.L.C. – 100%	Delaware

HEP Tulsa LLC	Holly Energy Holdings LLC– 100%	Delaware

Lovington-Artesia, L.L.C.	Holly Energy Holdings LLC– 100%	Delaware

SLC Pipeline LLC	Holly Energy Holdings LLC– 100%	Delaware

Roadrunner Pipeline, L.L.C.	Holly Energy Holdings LLC– 100%	Delaware

Cheyenne Logistics LLC	Holly Energy Holdings LLC– 100%	Delaware

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

El Dorado Logistics LLC	Holly Energy Holdings LLC– 100%	Delaware

HEP UNEV Holdings LLC	Borrower – 100%	Delaware

HEP UNEV Pipeline LLC	HEP UNEV Holdings LLC – 100%	Delaware

Frontier Aspen LLC	Holly Energy Holdings LLC – 100%	Delaware

HEP El Dorado LLC	El Dorado Logistics LLC – 100%	Delaware

El Dorado Operating LLC	Holly Energy Holdings LLC – 100%	Delaware

El Dorado Osage LLC	Holly Energy Holdings LLC – 100%	Delaware

HEP Cheyenne LLC	Holly Energy Holdings LLC – 100%	Delaware

Woods Cross Operating LLC	Holly Energy Holdings LLC – 100%	Delaware

Holly Energy Holdings LLC	Borrower – 100%	Delaware

Holly Energy Partners – Operating, L.P.	HEP Logistics GP, L.L.C. - .001% Borrower – 99.999%	Delaware

HEP Cushing LLC	Holly Energy Holdings LLC – 100%	Delaware

HEP Oklahoma LLC	Holly Energy Holdings LLC – 100%	Delaware

Holly Energy Partners, L.P.

3rd Amended/Restated Credit Agreement

SCHEDULE 4.07

LITIGATION

Omitted pursuant to Item 601(a)(5) of Regulation S-K.

SCHEDULE 4.13

DEFAULTS

Omitted pursuant to Item 601(a)(5) of Regulation S-K.

SCHEDULE 4.16

TRANSMITTING UTILITIES

Omitted pursuant to Item 601(a)(5) of Regulation S-K.

SCHEDULE 4.18(a)

COMPLAINTS –INTERSTATE PIPELINE

Omitted pursuant to Item 601(a)(5) of Regulation S-K.

SCHEDULE 4.18(b)

COMPLAINTS – TEXAS INTRASTATE PIPELINES

Omitted pursuant to Item 601(a)(5) of Regulation S-K.

SCHEDULE 6.01

EXISTING LIENS

Omitted pursuant to Item 601(a)(5) of Regulation S-K.

SCHEDULE 6.02

EXISTING DEBT

Omitted pursuant to Item 601(a)(5) of Regulation S-K.

SCHEDULE 6.06

EXISTING INVESTMENTS

Omitted pursuant to Item 601(a)(5) of Regulation S-K.

SCHEDULE 6.07

AFFILIATE TRANSACTIONS

Omitted pursuant to Item 601(a)(5) of Regulation S-K.